UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 197 CLARENDON STREET, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/19
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared five annual reports to shareholders for the year ended July 31, 2019 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to Short Duration Credit Opportunities Fund, the second report applies to Absolute Return Currency Fund, the third report applies to Fundamental All Cap Core Fund, the fourth report applies to Diversified Strategies Fund and the fifth report applies to Global Absolute Return Strategies Fund.

John Hancock

Short Duration Credit Opportunities Fund

Annual report 7/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, Class R6, and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a rather volatile time for bond markets in the United States during the 12 months ended July 31, 2019, with investor uncertainty surrounding trade with China and the broader health of the global economy leading to some dramatic swings in performance. The trend in longer-term yields was decidedly downward, with the 10-year U.S. Treasury finishing the period at just above 2%, triggering an inverted yield curve shortly after period end. In July, the U.S. Federal Reserve stepped in with a reduction in short-term interest rates in an attempt to offer a measure of stimulus to jittery markets, and investors greeted the news favorably.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly as the threat of a recession looms. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
5	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
48	Financial statements
52	Financial highlights
59	Notes to financial statements
73	Report of independent registered public accounting firm
74	Tax information
75	Continuation of investment advisory and subadvisory agreements
82	Trustees and Officers
86	More information

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 (%)

The Bloomberg Barclays 1 - 5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds produced broad-based gains in the 12-month period

The U.S. Federal Reserve's shift to a more accommodative monetary policy fueled healthy total returns for the world fixed-income markets.

The fund underperformed its benchmark

An effort to manage credit risk prevented the fund from fully participating in the rally.

Security selection added value

The fund's holdings in senior loans, securitized assets, and investment-grade corporates outpaced the respective categories.

PORTFOLIO COMPOSITION AS OF 7/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       3

QUALITY COMPOSITION AS OF 7/31/19 (%)

| | |
|---|---|
| U.S. Government Agency | 0.8 |
| Collateralized mortgage obligations – U.S. Government Agency | 0.2 |
| AAA | 11.7 |
| AA | 2.5 |
| A | 8.7 |
| BBB | 24.5 |
| BB | 14.3 |
| B | 20.0 |
| CCC and below | 1.0 |
| Not rated | 8.3 |
| Short-term investments and other | 8.0 |

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 7-31-19 and do not reflect subsequent downgrades or upgrades, if any.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       4

Discussion of fund performance

Can you describe investment conditions during the 12 months ended July 31, 2019?

The world fixed-income markets delivered a gain, with both interest-rate- and credit-sensitive assets participating in the rally. A backdrop of low inflation and slow growth gave the U.S. Federal Reserve (Fed) and other major central banks the latitude to begin reducing interest rates, fueling strong returns for higher-quality issues such as government bonds and investment-grade corporates. High-yield corporate and emerging-market debt also gained ground thanks to investors' hearty appetite for risk from late December 2018 onward. Securitized assets and bank loans, while lagging somewhat, nonetheless posted solid absolute returns.

What elements of the fund's positioning helped and hurt results?

Although the fund produced a positive return, it finished behind its benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index. A decision to hedge some of the portfolio's credit exposure by buying protection on high-yield, investment-grade, and emerging-market indexes at various points throughout the year was a key factor in the shortfall. While this strategy prevented the fund from fully capitalizing on the market's advance, we believed a defensive approach was warranted given the uncertainty surrounding trade policy and global growth. Derivatives were an additional detractor.

Security selection was a net positive for relative performance, with favorable results in senior loans, securitized assets, and investment-grade corporates offsetting a weaker showing in the emerging markets. Overweights in corporates and U.S. dollar-denominated emerging-market debt added value, but the benefit was counterbalanced by an overweight in the securitized space.

COUNTRY COMPOSITION AS OF 7/31/19 (%)

United States	74.8
United Kingdom	2.3
Canada	1.4
Ireland	1.4
Netherlands	1.2
Indonesia	1.0
Other countries	17.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       5

What were some of the key portfolio changes of the past 12 months?

We reduced the portfolio's weighting in local currency emerging-market issues to guard against the possibility of further strength in the U.S. dollar. We also lowered the fund's allocation to senior loans, since floating-rate assets may experience reduced demand now that the Fed is cutting rates. Separately, we sought to capitalize on the rally in rate-sensitive assets by increasing the portfolio's duration during the second calendar quarter.

How was the fund positioned at the end of the period?

Although global economic growth was in positive territory at the end of July, uncertainty regarding U.S. trade policy remained high. In addition, the likelihood of several additional Fed rate cuts appeared to be priced into the market already—indicating that any shift in the outlook could represent a meaningful headwind to performance.

Believing these factors argued for near-term caution, especially in light of the continued tightness in yield spreads across the credit sectors, we closed the period with a below-average risk profile and continued hedges on the fund's positions in investment-grade corporates, high yield, and the emerging markets.

Can you tell us about changes to the fund's portfolio management team?

Effective December 31, 2018, we added Kumaran Damodaran, Ph.D.; Matthew Kearns, CFA; David Oliver, CFA; William Perry; Hunter Schwartz; Stuart Sclater-Booth; and David Torchia to the team. Effective June 30, 2019, Marianne Rossi retired.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a team that broadly manages across global fixed-income markets at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 7-31-19	as of 7-31-19
Class A	1.88	1.48	2.99	7.64	33.20	3.12	3.12
Class C3	2.74	1.28	2.88	6.54	31.85	2.52	2.51
Class I4	4.87	2.32	3.57	12.15	40.69	3.52	3.51
Class R2[3,4]	4.74	2.15	3.34	11.21	37.72	3.38	3.37
Class R4[3,4]	4.84	2.24	3.38	11.70	38.32	3.48	3.37
Class R6[3,4]	4.99	2.38	3.46	12.47	39.28	3.62	3.62
Class NAV[4]	5.00	2.47	3.74	12.96	42.98	3.64	3.63
Index†	5.96	2.40	3.03	12.58	33.73	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.19	1.89	0.89	1.29	1.14	0.79	0.78
Net (%)	1.18	1.88	0.88	1.28	1.03	0.78	0.77

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	11-2-09	13,185	13,185	13,373
Class I4	11-2-09	14,069	14,069	13,373
Class R2[3,4]	11-2-09	13,772	13,772	13,373
Class R4[3,4]	11-2-09	13,832	13,832	13,373
Class R6[3,4]	11-2-09	13,928	13,928	13,373
Class NAV[4]	11-2-09	14,298	14,298	13,373

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	From 11-2-09.
3	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares (first offered on 11-2-09) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	For certain types of investors as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2019	Ending value on 7-31-2019	Expenses paid during period ended 7-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,038.60	$5.96	1.18%
	Hypothetical example	1,000.00	1,018.90	5.91	1.18%
Class C	Actual expenses/actual returns	1,000.00	1,035.00	9.59	1.90%
	Hypothetical example	1,000.00	1,015.40	9.49	1.90%
Class I	Actual expenses/actual returns	1,000.00	1,040.10	4.55	0.90%
	Hypothetical example	1,000.00	1,020.30	4.51	0.90%
Class R2	Actual expenses/actual returns	1,000.00	1,039.40	5.31	1.05%
	Hypothetical example	1,000.00	1,019.60	5.26	1.05%
Class R4	Actual expenses/actual returns	1,000.00	1,039.90	4.80	0.95%
	Hypothetical example	1,000.00	1,020.10	4.76	0.95%
Class R6	Actual expenses/actual returns	1,000.00	1,040.70	4.00	0.79%
	Hypothetical example	1,000.00	1,020.90	3.96	0.79%
Class NAV	Actual expenses/actual returns	1,000.00	1,040.70	3.95	0.78%
	Hypothetical example	1,000.00	1,020.90	3.91	0.78%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
10	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-19
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 0.8%				$7,113,439
(Cost $7,134,080)
U.S. Government Agency 0.8%				7,113,439
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (12 month LIBOR + 1.650%) (A)	2.211	12-01-42	666,922	679,186
30 Yr Pass Thru (12 month LIBOR + 1.624%) (A)	2.543	04-01-46	1,285,812	1,301,384
30 Yr Pass Thru (12 month LIBOR + 1.616%) (A)	4.617	05-01-43	264,092	273,799
30 Yr Pass Thru (12 month LIBOR + 1.743%) (A)	4.775	01-01-37	48,951	51,457
30 Yr Pass Thru (12 month LIBOR + 1.864%) (A)	4.902	03-01-42	34,587	36,408
Federal National Mortgage Association
30 Yr Pass Thru (12 month LIBOR + 1.600%) (A)	2.306	08-01-45	205,866	208,135
30 Yr Pass Thru (12 month LIBOR + 1.620%) (A)	2.391	11-01-46	1,260,686	1,264,408
30 Yr Pass Thru (12 month LIBOR + 1.582%) (A)	2.844	12-01-44	903,527	915,207
30 Yr Pass Thru (12 month LIBOR + 1.571%) (A)	4.464	04-01-37	564,651	591,061
30 Yr Pass Thru (12 month LIBOR + 1.657%) (A)	4.563	08-01-35	193,063	201,570
30 Yr Pass Thru (12 month LIBOR + 1.772%) (A)	4.666	04-01-44	420,453	442,597
30 Yr Pass Thru (1 Year CMT + 2.227%) (A)	4.670	01-01-37	244,095	257,493
30 Yr Pass Thru (12 month LIBOR + 1.764%) (A)	4.706	10-01-38	137,316	144,548
Government National Mortgage Association
30 Yr Pass Thru (1 Year CMT + 1.500%) (A)	4.000	01-20-41	536,895	552,642
30 Yr Pass Thru	4.500	01-15-40	95,840	103,206

30 Yr Pass Thru	6.000	08-15-35	79,641	90,338
Foreign government obligations 11.6%				$101,768,222
(Cost $99,342,577)
Angola 0.3%				2,546,148
Republic of Angola
Bond (6 month LIBOR + 4.500%) (A)	7.391	12-07-23	189,000	179,550
Bond	8.250	05-09-28	294,000	313,001
Bond (B)	9.375	05-08-48	456,000	503,082
Bond	9.500	11-12-25	285,000	329,976
Bond (6 month LIBOR + 7.500%) (A)	10.373	07-01-23	1,115,385	1,220,539
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	11

	Rate (%)	Maturity date		Par value^	Value
Argentina 0.6%					$5,460,226
Republic of Argentina
Bond	4.500	02-13-20		396,000	373,230
Bond	6.875	04-22-21		1,889,000	1,695,378
Bond	7.820	12-31-33	EUR	3,629,150	3,391,618
Bahrain 0.1%					1,152,128
Kingdom of Bahrain
Bond (B)	6.000	09-19-44		140,000	137,928
Bond	6.125	08-01-23		200,000	214,861
Bond (B)	6.750	09-20-29		303,000	337,510
Bond (B)	7.000	10-12-28		408,000	461,829
Belarus 0.1%					499,809
Republic of Belarus
Bond	6.200	02-28-30		200,000	211,799
Bond	7.625	06-29-27		255,000	288,010
Benin 0.1%					725,574
Republic of Benin
Bond (B)	5.750	03-26-26	EUR	637,000	725,574
Bolivia 0.1%					560,166
Plurinational State of Bolivia
Bond	4.500	03-20-28		576,000	560,166
Brazil 0.8%					6,697,927
Brazil Minas SPE
Bond	5.333	02-15-28		1,183,500	1,260,428
Bond (B)	5.333	02-15-28		107,100	114,062
Federative Republic of Brazil
Bill (C)	5.321	07-01-20	BRL	480,000	119,834
Bond	4.500	05-30-29		552,000	575,460
Bond	4.625	01-13-28		8,000	8,492
Bond	5.000	01-27-45		1,126,000	1,161,480
Bond	5.625	01-07-41		315,000	350,475
Bond	8.250	01-20-34		152,000	209,762
Note	10.000	01-01-21	BRL	4,740,000	1,324,909
Note	10.000	01-01-23	BRL	2,080,000	608,840
Note	10.000	01-01-25	BRL	410,000	123,304
Note	10.000	01-01-27	BRL	2,740,000	840,881
Cameroon 0.0%					102,104
Republic of Cameroon
Bond (B)	9.500	11-19-25		94,000	102,104
Chile 0.1%					1,260,625
Republic of Chile
Bond	4.500	03-01-21	CLP	130,000,000	194,830
Bond	4.500	03-01-26	CLP	250,000,000	399,920
Bond (B)	4.700	09-01-30	CLP	395,000,000	665,875
12	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Colombia 0.6%					$5,313,302
Bogota Distrito Capital
Bond	9.750	07-26-28	COP	427,000,000	145,113
Republic of Colombia
Bond	3.875	04-25-27		144,000	150,265
Bond	4.375	03-21-23	COP	3,180,000,000	946,177
Bond	4.500	01-28-26		325,000	349,863
Bond	4.500	03-15-29		797,000	871,129
Bond	5.000	06-15-45		143,000	159,016
Bond	5.200	05-15-49		545,000	626,750
Bond	8.125	05-21-24		312,000	383,916
Bond	9.850	06-28-27	COP	3,200,000,000	1,244,613
Bond	10.375	01-28-33		278,000	436,460
Czech Republic 0.1%					612,720
Czech Republic
Bond	0.250	02-10-27	CZK	10,110,000	402,824
Bond	0.950	05-15-30	CZK	1,300,000	53,596
Bond	1.000	06-26-26	CZK	2,620,000	110,662
Bond	2.750	07-23-29	CZK	930,000	45,638
Dominican Republic 0.2%					1,939,519
Government of Dominican Republic
Bond	5.500	01-27-25		202,000	214,880
Bond (B)	5.875	04-18-24		93,000	99,631
Bond	5.950	01-25-27		290,000	316,103
Bond (B)	6.000	07-19-28		202,000	221,192
Bond	6.600	01-28-24		347,000	385,607
Bond (B)	7.450	04-30-44		595,000	702,106
Ecuador 0.2%					1,704,640
Republic of Ecuador
Bond	7.875	01-23-28		888,000	870,240
Bond (B)	10.750	01-31-29		745,000	834,400
Egypt 0.4%					3,602,667
Arab Republic of Egypt
Bond (B)	4.750	04-16-26	EUR	125,000	143,412
Bond (B)	5.577	02-21-23		192,000	198,553
Bond (B)	5.625	04-16-30	EUR	979,000	1,103,986
Bond (B)	6.125	01-31-22		609,000	635,536
Bond (B)	6.375	04-11-31	EUR	426,000	499,950
Bond (B)	8.500	01-31-47		934,000	1,021,230
El Salvador 0.2%					1,539,838
Republic of El Salvador
Bond	5.875	01-30-25		214,000	219,620
Bond (B)	6.375	01-18-27		345,000	355,785
Bond (B)	7.375	12-01-19		180,000	181,802
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
El Salvador (continued)
Bond	7.650	06-15-35		523,000	$568,114
Bond	8.250	04-10-32		189,000	214,517
Ghana 0.2%					1,890,087
Republic of Ghana
Bond (B)	8.125	03-26-32		531,000	539,576
Bond (B)	8.950	03-26-51		269,000	277,667
Bond (B)	10.750	10-14-30		845,000	1,072,844
Hungary 0.0%					400,407
Republic of Hungary
Bond	5.375	03-25-24		147,000	164,401
Bond	7.625	03-29-41		149,000	236,006
Indonesia 0.7%					6,628,208
Republic of Indonesia
Bond (B)	3.850	07-18-27		1,339,000	1,403,613
Bond (B)	4.350	01-08-27		305,000	329,815
Bond	4.750	02-11-29		404,000	455,553
Bond	5.250	01-17-42		673,000	779,520
Bond (B)	5.250	01-08-47		52,000	60,788
Bond	7.500	08-15-32	IDR	2,920,000,000	205,204
Bond	7.500	05-15-38	IDR	2,889,000,000	201,049
Bond	8.250	05-15-36	IDR	8,904,000,000	665,688
Bond	8.375	03-15-24	IDR	12,860,000,000	975,679
Bond	8.375	09-15-26	IDR	11,300,000,000	859,451
Bond	8.375	03-15-34	IDR	9,130,000,000	691,848
Iraq 0.1%					657,805
Republic of Iraq
Bond (B)	6.752	03-09-23		636,000	657,805
Ivory Coast 0.1%					856,455
Republic of Ivory Coast
Bond (B)	6.125	06-15-33		507,000	478,746
Bond	6.125	06-15-33		400,000	377,709
Jordan 0.1%					543,643
Kingdom of Jordan
Bond (B)	5.750	01-31-27		531,000	543,643
Kenya 0.1%					1,029,034
Republic of Kenya
Bond	6.875	06-24-24		339,000	364,126
Bond (B)	7.000	05-22-27		211,000	220,660
Bond (B)	8.000	05-22-32		211,000	223,779
Bond	8.250	02-28-48		211,000	220,469
Lebanon 0.3%					2,532,859
Republic of Lebanon
14	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Lebanon (continued)
Bond	6.150	06-19-20		151,000	$144,043
Bond	6.250	11-04-24		221,000	174,045
Bond	6.600	11-27-26		24,000	18,580
Bond	6.650	04-22-24		858,000	696,976
Bond	6.650	11-03-28		82,000	62,772
Bond	6.650	02-26-30		78,000	58,697
Bond	8.250	04-12-21		1,477,000	1,377,746
Malaysia 0.1%					761,474
Government of Malaysia
Bond	3.733	06-15-28	MYR	570,000	138,966
Bond	3.885	08-15-29	MYR	610,000	151,182
Bond	3.900	11-30-26	MYR	165,000	40,776
Bond	3.906	07-15-26	MYR	1,250,000	309,081
Bond	4.498	04-15-30	MYR	470,000	121,469
Mexico 0.6%					5,349,602
Government of Mexico
Bond	3.750	01-11-28		271,000	274,252
Bond	4.350	01-15-47		203,000	198,181
Bond	4.500	04-22-29		1,188,000	1,262,250
Bond	4.750	03-08-44		128,000	132,160
Bond	5.750	03-05-26	MXN	12,910,000	616,527
Bond	7.500	06-03-27	MXN	15,710,000	821,080
Bond	7.750	11-13-42	MXN	8,680,000	445,411
Bond	10.000	12-05-24	MXN	27,412,500	1,599,741
Nigeria 0.2%					2,110,947
Federal Republic of Nigeria
Bond (B)	6.500	11-28-27		1,078,000	1,104,033
Bond (B)	7.143	02-23-30		265,000	274,093
Bond (B)	7.625	11-28-47		577,000	582,843
Bond (B)	7.875	02-16-32		141,000	149,978
Oman 0.3%					2,447,826
Sultanate of Oman
Bond	3.625	06-15-21		521,000	517,947
Bond (B)	4.875	02-01-25		499,000	498,002
Bond (B)	5.375	03-08-27		1,016,000	993,974
Bond (B)	6.000	08-01-29		439,000	437,903
Pakistan 0.1%					746,160
Republic of Pakistan
Bond	6.875	12-05-27		716,000	746,160
Panama 0.2%					1,596,137
Republic of Panama
Bond	3.160	01-23-30		1,062,000	1,071,558
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	15

	Rate (%)	Maturity date		Par value^	Value
Panama (continued)
Bond	3.750	03-16-25		499,000	$524,579
Papua New Guinea 0.1%					711,720
Independent State of Papua New Guinea
Bond (B)	8.375	10-04-28		659,000	711,720
Paraguay 0.1%					827,062
Republic of Paraguay
Bond (B)	5.400	03-30-50		318,000	358,548
Bond (B)	6.100	08-11-44		388,000	468,514
Peru 0.2%					1,798,433
Republic of Peru
Bond	4.125	08-25-27		233,000	258,865
Bond	5.625	11-18-50		170,000	236,302
Bond (B)	5.940	02-12-29	PEN	350,000	118,281
Bond (B)	6.150	08-12-32	PEN	2,790,000	957,983
Bond	6.550	03-14-37		160,000	227,002
Poland 0.4%					3,367,275
Republic of Poland
Bond	2.000	04-25-21	PLN	290,000	75,483
Bond	2.500	01-25-23	PLN	1,910,000	505,162
Bond	2.500	04-25-24	PLN	1,290,000	342,876
Bond	2.750	04-25-28	PLN	1,918,000	519,671
Bond	2.750	10-25-29	PLN	2,770,000	754,445
Bond	4.000	10-25-23	PLN	4,165,000	1,169,638
Qatar 0.3%					2,670,920
State of Qatar
Bond (B)	4.000	03-14-29		728,000	793,041
Bond (B)	4.500	04-23-28		199,000	224,747
Bond	4.817	03-14-49		780,000	902,850
Bond (B)	5.103	04-23-48		424,000	509,807
Bond	5.103	04-23-48		200,000	240,475
Romania 0.2%					1,911,048
Government of Romania
Bond	3.875	10-29-35	EUR	363,000	467,139
Bond	4.125	03-11-39	EUR	143,000	184,236
Bond (B)	4.625	04-03-49	EUR	136,000	187,135
Bond	5.000	02-12-29	RON	2,400,000	587,788
Bond	5.125	06-15-48		434,000	484,750
Russia 0.9%					7,508,686
Government of Russia
Bond	4.250	06-23-27		600,000	626,767
Bond	4.750	05-27-26		800,000	858,931
Bond	4.875	09-16-23		200,000	215,268
16	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Russia (continued)
Bond	5.100	03-28-35		800,000	$872,266
Bond	5.250	06-23-47		1,600,000	1,802,429
Bond	5.625	04-04-42		200,000	236,250
Bond	7.050	01-19-28	RUB	51,960,000	814,771
Bond	7.400	12-07-22	RUB	40,340,000	643,691
Bond	7.700	03-23-33	RUB	11,427,000	184,796
Bond	7.750	09-16-26	RUB	31,960,000	520,273
Bond	7.950	10-07-26	RUB	21,710,000	357,306
Bond	8.150	02-03-27	RUB	22,520,000	375,938
Saudi Arabia 0.2%					1,673,865
Kingdom of Saudi Arabia
Bond (B)	4.375	04-16-29		115,000	126,835
Bond (B)	4.500	04-17-30		106,000	118,228
Bond	4.500	10-26-46		701,000	745,934
Bond (B)	5.000	04-17-49		195,000	222,677
Bond	5.000	04-17-49		403,000	460,191
Senegal 0.1%					555,754
Republic of Senegal
Bond (B)	6.250	05-23-33		560,000	555,754
South Africa 0.5%					4,478,091
Republic of South Africa
Bond	4.665	01-17-24		56,000	57,884
Bond	4.875	04-14-26		591,000	605,286
Bond	5.000	10-12-46		55,000	51,946
Bond	5.875	06-22-30		164,000	174,887
Bond	6.250	03-31-36	ZAR	26,830,000	1,347,907
Bond	6.300	06-22-48		351,000	376,356
Bond	7.000	02-28-31	ZAR	11,460,000	674,477
Bond	8.875	02-28-35	ZAR	700,000	45,714
Bond	10.500	12-21-26	ZAR	14,670,000	1,143,634
Sri Lanka 0.3%					2,456,209
Republic of Sri Lanka
Bond (B)	5.750	04-18-23		288,000	288,286
Bond (B)	6.125	06-03-25		393,000	385,725
Bond	6.200	05-11-27		504,000	486,709
Bond	6.250	07-27-21		477,000	485,082
Bond (B)	6.750	04-18-28		624,000	610,978
Bond (B)	7.850	03-14-29		192,000	199,429
Suriname 0.0%					103,880
Government of Suriname
Bond	9.250	10-26-26		112,000	103,880
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
Thailand 0.2%					$1,822,759
Kingdom of Thailand
Bond	2.875	12-17-28	THB	26,210,000	924,678
Bond	3.775	06-25-32	THB	22,930,000	898,081
Tunisia 0.0%					322,240
Banque Centrale de Tunisia
Bond	5.625	02-17-24	EUR	294,000	322,240
Turkey 0.5%					4,473,311
Hazine Mustesarligi Varlik Kiralama AS
Bond (B)	5.800	02-21-22		119,000	119,988
Republic of Turkey
Bond	5.125	02-17-28		75,000	68,545
Bond	5.750	03-22-24		100,000	98,630
Bond	5.750	05-11-47		754,000	639,338
Bond	6.000	03-25-27		372,000	360,202
Bond	6.125	10-24-28		389,000	376,033
Bond	6.250	09-26-22		946,000	964,819
Bond	6.875	03-17-36		177,000	173,782
Bond	7.375	02-05-25		521,000	547,430
Bond	7.400	02-05-20	TRY	740,000	126,626
Bond	8.000	03-12-25	TRY	3,510,000	463,828
Bond	10.700	02-17-21	TRY	1,210,000	200,777
Bond	10.700	08-17-22	TRY	490,000	78,140
Bond	11.000	02-24-27	TRY	1,320,000	194,180
Bond	12.200	01-18-23	TRY	370,000	60,993
Ukraine 0.3%					2,518,393
Republic of Ukraine
Bond (B)	6.750	06-20-26	EUR	705,000	848,517
Bond (B)	7.375	09-25-32		431,000	437,896
Bond	7.750	09-01-23		233,000	249,170
Bond (B)	7.750	09-01-26		60,000	63,307
Bond (B)	7.750	09-01-27		110,000	116,063
Bond (B)	8.994	02-01-24		564,000	625,790
GDP-Linked Bond (D)	2.171*	05-31-40		209,000	177,650
Uruguay 0.3%					2,668,537
Republic of Uruguay
Bond	4.125	11-20-45		197,000	203,700
Bond	4.375	10-27-27		723,000	787,173
Bond	5.100	06-18-50		781,865	893,289
Bond	5.625	06-19-47		628,000	714,350
Bond (B)	8.500	03-15-28	UYU	2,670,000	70,025
Venezuela 0.0%					209,535
Republic of Venezuela
Bond (E)	7.750	10-13-19		1,374,000	209,535
18	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Zambia 0.0%				$422,467
Republic of Zambia
Bond (B)	5.375	09-20-22	56,000	39,284

Bond (B)	8.500	04-14-24	533,000	383,183
Corporate bonds 38.7%				$339,457,988
(Cost $328,772,202)
Communication services 4.7%				41,670,411
Diversified telecommunication services 1.0%
Altice France SA (B)	7.375	05-01-26	720,000	761,544
AT&T, Inc.	4.350	03-01-29	2,225,000	2,403,599
Axtel SAB de CV (B)	6.375	11-14-24	214,000	221,225
Frontier Communications Corp.	9.000	08-15-31	704,000	381,920
Frontier Communications Corp.	10.500	09-15-22	150,000	93,750
Intelsat Jackson Holdings SA	5.500	08-01-23	525,000	483,656
Midcontinent Communications (B)	5.375	08-15-27	230,000	235,750
UPCB Finance IV, Ltd. (B)	5.375	01-15-25	485,000	497,125
Verizon Communications, Inc. (B)	4.016	12-03-29	2,115,000	2,294,934
Zayo Group LLC (B)	5.750	01-15-27	725,000	735,875
Ziggo BV (B)	5.500	01-15-27	510,000	520,838
Entertainment 0.1%
Lions Gate Capital Holdings LLC (B)	6.375	02-01-24	480,000	503,400
Netflix, Inc.	4.875	04-15-28	645,000	666,366
Interactive media and services 0.3%
Tencent Holdings, Ltd. (B)	3.595	01-19-28	2,300,000	2,370,391
Media 2.6%
AMC Networks, Inc.	4.750	08-01-25	750,000	763,125
Cablevision Systems Corp.	5.875	09-15-22	515,000	547,188
CCO Holdings LLC (B)	5.125	05-01-27	520,000	536,250
CCO Holdings LLC (B)	5.375	06-01-29	590,000	611,388
CCO Holdings LLC (B)	5.500	05-01-26	410,000	427,938
Charter Communications Operating LLC	6.384	10-23-35	1,600,000	1,888,923
Charter Communications Operating LLC	6.484	10-23-45	1,375,000	1,617,050
Comcast Corp.	4.700	10-15-48	2,100,000	2,463,750
Cox Communications, Inc. (B)	3.500	08-15-27	2,275,000	2,328,064
CSC Holdings LLC (B)	7.500	04-01-28	650,000	715,813
Discovery Communications LLC	3.950	03-20-28	2,200,000	2,270,168
DISH DBS Corp.	7.750	07-01-26	1,555,000	1,516,125
Nexstar Broadcasting, Inc. (B)	5.625	08-01-24	515,000	534,956
Omnicom Group, Inc.	3.600	04-15-26	2,100,000	2,169,990
Sirius XM Radio, Inc. (B)	4.625	07-15-24	260,000	267,618
Sirius XM Radio, Inc. (B)	5.000	08-01-27	785,000	809,531
Telenet Finance Luxembourg Notes Sarl (B)	5.500	03-01-28	600,000	608,407
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	19

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
The Interpublic Group of Companies, Inc.	4.650	10-01-28	2,150,000	$2,377,902
Unitymedia GmbH (B)	6.125	01-15-25	305,000	317,581
Virgin Media Secured Finance PLC (B)	5.500	05-15-29	585,000	599,333
Wireless telecommunication services 0.7%
Millicom International Cellular SA (B)	6.250	03-25-29	139,000	150,016
Sprint Capital Corp.	8.750	03-15-32	1,100,000	1,368,125
T-Mobile USA, Inc.	5.375	04-15-27	645,000	684,506
T-Mobile USA, Inc.	6.500	01-15-26	325,000	346,028
Vodafone Group PLC	5.000	05-30-38	3,250,000	3,580,263
Consumer discretionary 3.8%				33,312,181
Auto components 0.2%
Dana Financing Luxembourg Sarl (B)	6.500	06-01-26	385,000	400,400
Lear Corp.	5.250	05-15-49	1,175,000	1,168,570
Panther BF Aggregator 2 LP (B)	6.250	05-15-26	495,000	512,177
Automobiles 1.2%
BMW US Capital LLC (B)	3.625	04-18-29	2,200,000	2,342,579
Ford Motor Credit Company LLC	4.389	01-08-26	2,125,000	2,134,746
General Motors Financial Company, Inc.	4.300	07-13-25	2,300,000	2,370,274
Hyundai Capital America (B)	3.000	10-30-20	2,300,000	2,305,956
Hyundai Capital America (B)	3.250	09-20-22	1,175,000	1,186,163
Diversified consumer services 0.1%
Weight Watchers International, Inc. (B)	8.625	12-01-25	800,000	776,944
Hotels, restaurants and leisure 0.9%
Boyd Gaming Corp.	6.000	08-15-26	220,000	229,900
Boyd Gaming Corp.	6.375	04-01-26	325,000	342,875
Churchill Downs, Inc. (B)	5.500	04-01-27	290,000	303,866
Golden Nugget, Inc. (B)	6.750	10-15-24	365,000	375,724
Hilton Domestic Operating Company, Inc. (B)	4.875	01-15-30	465,000	477,788
International Game Technology PLC (B)	6.250	01-15-27	470,000	509,950
Jacobs Entertainment, Inc. (B)	7.875	02-01-24	355,000	377,188
Royal Caribbean Cruises, Ltd.	2.650	11-28-20	2,275,000	2,278,461
Sands China, Ltd.	4.600	08-08-23	2,100,000	2,232,855
Station Casinos LLC (B)	5.000	10-01-25	480,000	489,120
Household durables 0.1%
TopBuild Corp. (B)	5.625	05-01-26	535,000	547,706
Internet and direct marketing retail 0.5%
Alibaba Group Holding, Ltd.	4.000	12-06-37	2,100,000	2,207,098
Amazon.com, Inc.	3.875	08-22-37	2,000,000	2,213,716
20	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Leisure products 0.0%
Diamond Sports Group LLC (B)	5.375	08-15-26	310,000	$315,038
Multiline retail 0.3%
Dollar Tree, Inc.	4.000	05-15-25	2,175,000	2,267,102
JC Penney Corp., Inc.	7.400	04-01-37	500,000	120,000
JC Penney Corp., Inc. (B)	8.625	03-15-25	210,000	104,475
Specialty retail 0.3%
AutoZone, Inc.	3.750	04-18-29	2,150,000	2,248,066
Party City Holdings, Inc. (B)(F)	6.625	08-01-26	775,000	745,938
Textiles, apparel and luxury goods 0.2%
Hanesbrands, Inc. (B)	4.625	05-15-24	650,000	674,512
Levi Strauss & Company	5.000	05-01-25	555,000	575,813
The William Carter Company (B)	5.625	03-15-27	455,000	477,181
Consumer staples 2.2%				19,134,038
Beverages 0.3%
Cott Holdings, Inc. (B)	5.500	04-01-25	505,000	517,625
Keurig Dr. Pepper, Inc.	3.430	06-15-27	2,200,000	2,234,126
Food and staples retailing 0.4%
Albertsons Companies LLC	5.750	03-15-25	215,000	219,300
Albertsons Companies LLC	6.625	06-15-24	575,000	599,438
Ingles Markets, Inc.	5.750	06-15-23	654,000	667,080
The Kroger Company	4.450	02-01-47	1,075,000	1,057,793
Walmart, Inc.	3.050	07-08-26	1,150,000	1,201,220
Food products 1.0%
Adecoagro SA (B)	6.000	09-21-27	295,000	282,094
B&G Foods, Inc.	5.250	04-01-25	825,000	820,875
Chobani LLC (B)	7.500	04-15-25	775,000	720,750
Dean Foods Company (B)	6.500	03-15-23	470,000	260,850
JBS Investments GmbH (B)	6.250	02-05-23	82,000	83,436
JBS Investments II GmbH (B)	7.000	01-15-26	290,000	310,445
JBS USA LUX SA (B)	6.500	04-15-29	1,065,000	1,143,544
Mars, Inc. (B)	3.600	04-01-34	2,300,000	2,475,179
Minerva Luxembourg SA (B)	6.500	09-20-26	187,000	190,506
NBM US Holdings, Inc. (B)	7.000	05-14-26	133,000	137,190
Pilgrim's Pride Corp. (B)	5.750	03-15-25	375,000	387,188
Pilgrim's Pride Corp. (B)	5.875	09-30-27	410,000	430,500
Post Holdings, Inc. (B)	5.500	03-01-25	420,000	436,800
Post Holdings, Inc. (B)	5.500	12-15-29	420,000	424,725
Sigma Holdco BV (B)	7.875	05-15-26	355,000	329,263
Food, beverage and tobacco 0.2%
Imperial Brands Finance PLC (B)	3.500	07-26-26	2,000,000	1,990,789
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	21

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products 0.2%
Energizer Holdings, Inc. (B)	5.500	06-15-25	685,000	$695,489
Spectrum Brands, Inc.	5.750	07-15-25	450,000	466,178
Personal products 0.1%
Prestige Brands, Inc. (B)	6.375	03-01-24	610,000	633,455
Revlon Consumer Products Corp.	6.250	08-01-24	615,000	418,200
Energy 5.7%				49,867,219
Energy equipment and services 0.3%
Apergy Corp.	6.375	05-01-26	405,000	413,100
Inkia Energy, Ltd. (B)	5.875	11-09-27	223,000	232,143
Nabors Industries, Inc.	5.500	01-15-23	840,000	785,400
Rowan Companies, Inc.	7.375	06-15-25	695,000	524,725
SESI LLC	7.125	12-15-21	870,000	635,100
SESI LLC	7.750	09-15-24	425,000	255,000
Oil, gas and consumable fuels 5.4%
Abu Dhabi Crude Oil Pipeline LLC (B)	3.650	11-02-29	303,000	323,786
Abu Dhabi Crude Oil Pipeline LLC (B)	4.600	11-02-47	1,163,000	1,312,736
AI Candelaria Spain SLU (B)	7.500	12-15-28	326,000	364,957
Alta Mesa Holdings LP	7.875	12-15-24	460,000	161,000
Anadarko Petroleum Corp.	6.450	09-15-36	1,875,000	2,295,626
Antero Midstream Partners LP (B)	5.750	03-01-27	1,120,000	1,050,022
Antero Midstream Partners LP (B)	5.750	01-15-28	465,000	434,194
Antero Resources Corp. (F)	5.000	03-01-25	600,000	536,892
Apache Corp.	5.100	09-01-40	2,150,000	2,129,056
Boardwalk Pipelines LP	5.950	06-01-26	2,125,000	2,357,081
Concho Resources, Inc.	3.750	10-01-27	2,300,000	2,369,673
DCP Midstream Operating LP	5.125	05-15-29	450,000	463,500
Diamondback Energy, Inc.	4.750	11-01-24	445,000	457,104
Empresa Nacional del Petroleo	3.750	08-05-26	210,000	215,838
Enterprise Products Operating LLC (4.875% to 8-16-22, then 3 month LIBOR + 2.986%)	4.875	08-16-77	2,425,000	2,326,691
Eterna Capital Pte, Ltd. (6.500% Cash or 1.000% PIK)	6.500	12-11-22	114,888	113,021
Eterna Capital Pte, Ltd. (8.000% Cash or PIK)	8.000	12-11-22	31,414	25,019
Geopark, Ltd. (B)	6.500	09-21-24	245,000	254,800
Hilcorp Energy I LP (B)	5.750	10-01-25	830,000	807,175
KazMunayGas National Company JSC (B)	4.750	04-24-25	407,000	440,586
KazMunayGas National Company JSC (B)	4.750	04-19-27	517,000	558,805
KazMunayGas National Company JSC	5.375	04-24-30	1,114,000	1,248,612
22	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
KazMunayGas National Company JSC (B)	5.750	04-19-47		249,000	$285,186
KazMunayGas National Company JSC (B)	6.375	10-24-48		587,000	709,213
KazTransGas JSC (B)	4.375	09-26-27		547,000	568,966
Kinder Morgan Energy Partners LP	5.500	03-01-44		1,050,000	1,194,442
Laredo Petroleum, Inc.	5.625	01-15-22		535,000	494,875
Marathon Petroleum Corp.	3.800	04-01-28		1,025,000	1,047,226
Marathon Petroleum Corp.	5.125	12-15-26		1,200,000	1,327,586
Murphy Oil Corp.	5.750	08-15-25		475,000	486,875
Nostrum Oil & Gas Finance BV (B)	7.000	02-16-25		160,000	96,077
Oasis Petroleum, Inc. (B)	6.250	05-01-26		490,000	464,226
Oasis Petroleum, Inc.	6.875	03-15-22		475,000	472,791
Pertamina Persero PT (B)	3.650	07-30-29		320,000	321,884
Pertamina Persero PT	5.250	05-23-21		242,000	252,835
Pertamina Persero PT (B)	5.625	05-20-43		513,000	579,686
Pertamina Persero PT	6.450	05-30-44		363,000	453,627
Petroamazonas EP (B)	4.625	02-16-20		641,667	638,458
Petroamazonas EP (B)	4.625	11-06-20		200,000	197,536
Petrobras Global Finance BV	5.750	02-01-29		245,000	263,498
Petrobras Global Finance BV	6.900	03-19-49		211,000	237,132
Petroleos de Venezuela SA (E)	5.375	04-12-27		64,000	8,960
Petroleos de Venezuela SA (E)	6.000	05-16-24		3,771,996	528,079
Petroleos de Venezuela SA (E)	6.000	11-15-26		1,826,000	255,640
Petroleos de Venezuela SA (E)	9.750	05-17-35		3,459,000	484,260
Petroleos del Peru SA	4.750	06-19-32		403,000	434,841
Petroleos Mexicanos	4.250	01-15-25		336,000	313,992
Petroleos Mexicanos	4.625	09-21-23		89,000	87,710
Petroleos Mexicanos	4.875	01-24-22		660,000	666,600
Petroleos Mexicanos	7.190	09-12-24	MXN	4,586,400	198,043
Petroleos Mexicanos	7.470	11-12-26	MXN	2,300,000	94,514
Petroleos Mexicanos	9.500	09-15-27		97,000	109,368
Petronas Capital, Ltd. (B)	4.500	03-18-45		452,000	528,510
QEP Resources, Inc.	5.250	05-01-23		585,000	532,350
Range Resources Corp.	5.000	03-15-23		460,000	402,357
Sabine Pass Liquefaction LLC	5.000	03-15-27		2,175,000	2,371,365
Saudi Arabian Oil Company (B)	3.500	04-16-29		538,000	550,569
Saudi Arabian Oil Company (B)	4.250	04-16-39		540,000	561,729
Sinopec Group Overseas Development 2016, Ltd.	2.750	09-29-26		223,000	219,484
Sinopec Group Overseas Development 2017, Ltd.	3.250	09-13-27		223,000	226,126
Sinopec Group Overseas Development 2017, Ltd.	3.625	04-12-27		753,000	783,004
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	23

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Sinopec Group Overseas Development 2018, Ltd.	4.250	09-12-28	735,000	$805,276
SM Energy Company	5.625	06-01-25	145,000	125,788
SM Energy Company	6.125	11-15-22	275,000	268,813
Southwestern Energy Company	6.200	01-23-25	775,000	668,438
Targa Resources Partners LP (B)	6.500	07-15-27	1,235,000	1,344,631
The Oil and Gas Holding Company BSCC (B)	7.625	11-07-24	671,000	750,429
Unit Corp.	6.625	05-15-21	515,000	459,959
Western Midstream Operating LP	5.300	03-01-48	975,000	863,500
Western Midstream Operating LP	5.450	04-01-44	1,375,000	1,261,560
Whiting Petroleum Corp.	6.625	01-15-26	825,000	777,563
Financials 7.0%				61,950,896
Banks 4.9%
Banco Mercantil del Norte SA (6.750% to 9-27-24, then 5 Year CMT + 4.967%) (B)(G)	6.750	09-27-24	187,000	186,533
Banco Mercantil del Norte SA (7.500% to 6-27-29, then 10 Year CMT + 5.470%) (B)(G)	7.500	06-27-29	124,000	125,116
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (B)	3.800	08-11-26	443,000	446,881
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%)	3.800	08-11-26	115,000	116,007
Bank of America Corp.	3.950	04-21-25	4,100,000	4,297,159
Bank of America Corp. (4.078% to 4-23-39, then 3 month LIBOR + 1.320%)	4.078	04-23-40	2,400,000	2,580,799
Bank of Montreal	2.500	06-28-24	1,425,000	1,422,369
Barclays PLC	4.836	05-09-28	1,000,000	1,017,499
Barclays PLC	5.250	08-17-45	1,100,000	1,173,009
Brazil Loan Trust 1 (B)	5.477	07-24-23	157,212	163,894
Citigroup, Inc.	4.400	06-10-25	4,025,000	4,288,354
Citigroup, Inc. (2.876% to 7-24-22, then 3 month LIBOR + 0.950%)	2.876	07-24-23	375,000	377,892
Deutsche Bank AG	3.700	05-30-24	2,325,000	2,293,219
Fifth Third Bancorp	3.650	01-25-24	2,150,000	2,250,609
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24	2,225,000	2,317,398
Intesa Sanpaolo SpA (B)	3.875	07-14-27	4,575,000	4,430,940
JPMorgan Chase & Co.	3.625	12-01-27	2,100,000	2,177,356
KeyBank NA	3.900	04-13-29	2,150,000	2,294,300
Mizuho Financial Group, Inc. (B)	2.632	04-12-21	2,325,000	2,329,850
24	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Santander Holdings USA, Inc.	3.700	03-28-22	2,175,000	$2,223,345
Standard Chartered PLC (4.247% to 1-20-22, then 3 month LIBOR + 1.150%) (B)	4.247	01-20-23	2,225,000	2,291,850
Synovus Financial Corp.	3.125	11-01-22	2,325,000	2,327,906
The Royal Bank of Scotland Group PLC	6.100	06-10-23	1,975,000	2,125,530
Ukreximbank Via Biz Finance PLC	9.625	04-27-22	181,500	190,461
Capital markets 1.0%
1MDB Global Investments, Ltd.	4.400	03-09-23	2,000,000	1,934,346
Credit Suisse Group AG (4.207% to 6-12-23, then 3 month LIBOR + 1.240%) (B)	4.207	06-12-24	2,250,000	2,356,341
The Goldman Sachs Group, Inc. (2.905% to 7-24-22, then 3 month LIBOR + 0.990%)	2.905	07-24-23	2,275,000	2,292,639
UBS Group Funding Switzerland AG (B)	2.650	02-01-22	2,300,000	2,310,616
Consumer finance 0.7%
Capital One Financial Corp.	3.750	03-09-27	3,275,000	3,403,281
Synchrony Financial	3.700	08-04-26	2,400,000	2,421,904
Diversified financial services 0.3%
GE Capital International Funding Company Unlimited Company	3.373	11-15-25	2,325,000	2,367,558
MDC-GMTN BV (B)	4.500	11-07-28	234,000	262,997
Insurance 0.1%
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (B)	5.100	10-16-44	1,075,000	1,152,938
Health care 1.9%				16,941,685
Health care equipment and supplies 0.0%
Hologic, Inc. (B)	4.375	10-15-25	370,000	371,569
Health care providers and services 1.3%
CVS Health Corp.	4.100	03-25-25	2,125,000	2,236,765
CVS Health Corp.	4.780	03-25-38	125,000	132,398
DaVita, Inc.	5.000	05-01-25	580,000	568,412
HCA, Inc.	5.250	06-15-49	2,750,000	2,894,018
HCA, Inc.	5.375	09-01-26	595,000	644,088
HCA, Inc.	5.625	09-01-28	790,000	871,133
Tenet Healthcare Corp.	4.625	07-15-24	675,000	687,656
Tenet Healthcare Corp. (B)	6.250	02-01-27	605,000	626,175
UnitedHealth Group, Inc.	3.875	08-15-59	2,825,000	2,842,018
Life sciences tools and services 0.1%
Charles River Laboratories International, Inc. (B)	5.500	04-01-26	720,000	761,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals 0.5%
Bausch Health Companies, Inc. (B)	6.125	04-15-25	815,000	$834,112
Bausch Health Companies, Inc. (B)	7.000	01-15-28	695,000	715,850
Catalent Pharma Solutions, Inc. (B)	5.000	07-15-27	230,000	236,325
Endo DAC (B)	6.000	02-01-25	630,000	378,000
IQVIA, Inc. (B)	5.000	05-15-27	580,000	604,580
Mallinckrodt International Finance SA (B)	5.625	10-15-23	490,000	309,778
Par Pharmaceutical, Inc. (B)	7.500	04-01-27	215,000	195,113
Teva Pharmaceutical Finance Netherlands III BV	2.200	07-21-21	1,100,000	1,032,295
Industrials 2.9%				25,117,081
Aerospace and defense 0.4%
The Boeing Company	3.600	05-01-34	2,325,000	2,433,235
TransDigm, Inc. (B)	6.250	03-15-26	700,000	734,125
Air freight and logistics 0.4%
FedEx Corp.	4.400	01-15-47	2,300,000	2,361,299
Gol Finance, Inc. (B)	7.000	01-31-25	310,000	312,325
Park-Ohio Industries, Inc.	6.625	04-15-27	535,000	533,663
XPO Logistics, Inc. (B)	6.125	09-01-23	200,000	205,820
XPO Logistics, Inc. (B)	6.750	08-15-24	225,000	239,839
Building products 0.2%
American Woodmark Corp. (B)	4.875	03-15-26	670,000	664,138
Griffon Corp.	5.250	03-01-22	870,000	866,738
Commercial services and supplies 0.6%
ACCO Brands Corp. (B)	5.250	12-15-24	725,000	743,125
Covanta Holding Corp.	5.875	07-01-25	655,000	679,563
GFL Environmental, Inc. (B)	8.500	05-01-27	465,000	509,175
Waste Management, Inc.	4.150	07-15-49	2,125,000	2,346,903
Waste Pro USA, Inc. (B)	5.500	02-15-26	480,000	490,800
West Corp. (B)	8.500	10-15-25	490,000	412,825
Electrical equipment 0.1%
Resideo Funding, Inc. (B)	6.125	11-01-26	710,000	749,938
Machinery 0.2%
Allison Transmission, Inc. (B)	4.750	10-01-27	400,000	400,000
Mueller Water Products, Inc. (B)	5.500	06-15-26	475,000	495,188
SPX FLOW, Inc. (B)	5.625	08-15-24	700,000	728,875
Road and rail 0.2%
Ryder System, Inc.	3.875	12-01-23	2,000,000	2,101,971
Trading companies and distributors 0.7%
Air Lease Corp.	3.625	12-01-27	3,550,000	3,592,684
GATX Corp.	4.550	11-07-28	2,100,000	2,286,927
26	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
United Rentals North America, Inc.	6.500	12-15-26	625,000	$676,375
Transportation infrastructure 0.1%
Aeropuerto Internacional de Tocumen SA	5.625	05-18-36	243,000	275,805
Aeropuerto Internacional de Tocumen SA (B)	6.000	11-18-48	184,000	223,790
Rumo Luxembourg Sarl (B)	7.375	02-09-24	48,000	51,955
Information technology 1.4%				12,119,292
Communications equipment 0.2%
Hughes Satellite Systems Corp.	6.625	08-01-26	675,000	727,961
ViaSat, Inc. (B)	5.625	04-15-27	475,000	496,366
IT services 0.3%
Fiserv, Inc.	3.200	07-01-26	2,375,000	2,427,897
Semiconductors and semiconductor equipment 0.7%
Broadcom, Inc. (B)	4.250	04-15-26	2,275,000	2,292,510
Entegris, Inc. (B)	4.625	02-10-26	645,000	653,063
Qorvo, Inc.	5.500	07-15-26	520,000	547,716
Versum Materials, Inc. (B)	5.500	09-30-24	540,000	577,800
Xilinx, Inc.	2.950	06-01-24	2,250,000	2,280,493
Software 0.1%
Nuance Communications, Inc.	5.625	12-15-26	600,000	633,000
SS&C Technologies, Inc. (B)	5.500	09-30-27	560,000	582,400
Technology hardware, storage and peripherals 0.1%
Seagate HDD Cayman	4.875	06-01-27	896,000	900,086
Materials 3.7%				32,274,111
Chemicals 1.2%
Axalta Coating Systems LLC (B)	4.875	08-15-24	450,000	463,500
CF Industries, Inc.	5.150	03-15-34	925,000	913,438
CNAC HK Finbridge Company, Ltd.	3.500	07-19-22	328,000	329,536
CNAC HK Finbridge Company, Ltd.	5.125	03-14-28	1,290,000	1,428,467
Element Solutions, Inc. (B)	5.875	12-01-25	765,000	778,388
GCP Applied Technologies, Inc. (B)	5.500	04-15-26	450,000	461,250
Huntsman International LLC	4.500	05-01-29	2,250,000	2,315,458
INEOS Group Holdings SA (B)(F)	5.625	08-01-24	255,000	254,363
Nutrien, Ltd.	5.000	04-01-49	2,150,000	2,401,344
OCI NV (B)	6.625	04-15-23	890,000	923,566
OCP SA (B)	6.875	04-25-44	196,000	235,153
Trinseo Materials Operating SCA (B)	5.375	09-01-25	235,000	222,369
Construction materials 0.3%
U.S. Concrete, Inc.	6.375	06-01-24	515,000	535,600
Vulcan Materials Company	4.500	06-15-47	2,300,000	2,274,346
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 0.6%
Ardagh Packaging Finance PLC (B)	4.125	08-15-26	170,000	$170,213
Ardagh Packaging Finance PLC (B)	6.000	02-15-25	925,000	955,063
Berry Global, Inc. (B)	4.500	02-15-26	540,000	539,179
Berry Global, Inc.	5.125	07-15-23	245,000	250,206
Cascades, Inc. (B)	5.500	07-15-22	685,000	691,850
Crown Americas LLC	4.750	02-01-26	575,000	591,100
Plastipak Holdings, Inc. (B)(F)	6.250	10-15-25	275,000	246,895
WRKCo, Inc.	3.900	06-01-28	1,600,000	1,653,569
Metals and mining 1.2%
Anglo American Capital PLC (B)	4.000	09-11-27	2,350,000	2,373,062
ArcelorMittal	4.550	03-11-26	2,150,000	2,253,246
Corp. Nacional del Cobre de Chile (B)	3.625	08-01-27	114,000	118,449
Corp. Nacional del Cobre de Chile (B)	4.375	02-05-49	1,386,000	1,492,597
Corp. Nacional del Cobre de Chile (B)	4.500	09-16-25	709,000	767,184
Corp. Nacional del Cobre de Chile	5.625	10-18-43	136,000	171,150
Freeport-McMoRan, Inc.	4.550	11-14-24	460,000	471,730
Freeport-McMoRan, Inc.	5.450	03-15-43	425,000	393,482
Indonesia Asahan Aluminium Persero PT (B)	5.710	11-15-23	195,000	214,695
Kaiser Aluminum Corp.	5.875	05-15-24	510,000	530,400
Newmont Goldcorp Corp.	6.250	10-01-39	975,000	1,264,963
Paper and forest products 0.4%
Boise Cascade Company (B)	5.625	09-01-24	850,000	871,250
Flex Acquisition Company, Inc. (B)	6.875	01-15-25	340,000	301,750
Louisiana-Pacific Corp.	4.875	09-15-24	580,000	591,600
Mercer International, Inc.	5.500	01-15-26	835,000	801,600
Norbord, Inc. (B)	5.750	07-15-27	440,000	444,400
Norbord, Inc. (B)	6.250	04-15-23	545,000	577,700
Real estate 2.4%				20,972,243
Equity real estate investment trusts 2.1%
American Homes 4 Rent LP	4.250	02-15-28	2,250,000	2,354,452
Crown Castle International Corp.	3.200	09-01-24	2,250,000	2,295,351
Digital Realty Trust LP	2.750	02-01-23	100,000	99,996
Digital Realty Trust LP	4.750	10-01-25	1,975,000	2,155,276
HCP, Inc.	3.250	07-15-26	1,700,000	1,719,473
MGM Growth Properties Operating Partnership LP (B)	5.750	02-01-27	745,000	803,862
Office Properties Income Trust	4.250	05-15-24	2,475,000	2,502,359
Public Storage	3.385	05-01-29	2,275,000	2,388,095
SITE Centers Corp.	4.250	02-01-26	2,125,000	2,232,389
Welltower, Inc.	3.950	09-01-23	2,075,000	2,180,361
28	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Real estate investment trusts 0.3%
WEA Finance LLC (B)	3.500	06-15-29	2,200,000	$2,240,629
Utilities 3.0%				26,098,831
Electric utilities 1.6%
Electricite de France SA (B)	4.500	09-21-28	2,050,000	2,260,403
Enel Finance International NV (B)	4.625	09-14-25	3,350,000	3,603,675
Eskom Holdings SOC, Ltd. (B)	5.750	01-26-21	307,000	307,768
Eskom Holdings SOC, Ltd. (B)	7.125	02-11-25	118,000	122,425
Eskom Holdings SOC, Ltd. (B)	8.450	08-10-28	125,000	137,882
FirstEnergy Corp.	4.850	07-15-47	2,075,000	2,385,317
Georgia Power Company	4.300	03-15-42	1,100,000	1,177,557
NextEra Energy Capital Holdings, Inc.	3.342	09-01-20	2,200,000	2,221,493
NSTAR Electric Company	3.200	05-15-27	1,025,000	1,058,498
Vistra Operations Company LLC (B)	5.000	07-31-27	220,000	225,225
Vistra Operations Company LLC (B)	5.625	02-15-27	645,000	680,475
Gas utilities 0.1%
Southern Gas Corridor CJSC	6.875	03-24-26	400,000	469,743
Independent power and renewable electricity producers 0.6%
Calpine Corp.	5.750	01-15-25	716,000	716,000
Exelon Generation Company LLC	5.600	06-15-42	2,050,000	2,343,187
Minejesa Capital BV (B)	4.625	08-10-30	217,000	221,352
Minejesa Capital BV (B)	5.625	08-10-37	33,000	35,441
Mong Duong Finance Holdings BV (B)	5.125	05-07-29	214,000	216,067
NRG Energy, Inc.	5.750	01-15-28	645,000	686,925
Vistra Energy Corp. (B)	8.000	01-15-25	630,000	666,225
Multi-utilities 0.7%
ACWA Power Management and Investments One, Ltd. (B)	5.950	12-15-39	637,000	683,466
CenterPoint Energy, Inc.	4.250	11-01-28	2,100,000	2,285,715
Cometa Energia SA de CV (B)	6.375	04-24-35	200,850	209,135
Dominion Energy, Inc.	2.579	07-01-20	2,275,000	2,275,946

Sempra Energy	4.000	02-01-48	1,100,000	1,108,911
Term loans (H) 18.1%				$159,019,802
(Cost $162,573,985)
Communication services 3.4%				29,675,375
Diversified telecommunication services 1.0%
Altice France SA, USD Term Loan B11 (1 month LIBOR + 2.750%)	4.984	07-31-25	1,680,254	1,617,244
Consolidated Communications, Inc., 2016 Term Loan B (1 month LIBOR + 3.000%)	5.240	10-04-23	1,619,319	1,508,866
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	29

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Conterra Ultra Broadband Holdings, Inc., Term Loan (2 month LIBOR + 4.500%)	6.840	04-24-26	900,000	$902,250
Frontier Communications Corp., 2017 Term Loan B1 (1 month LIBOR + 3.750%)	5.990	06-15-24	1,588,023	1,568,173
Intelsat Jackson Holdings SA, 2017 Term Loan B3 (1 month LIBOR + 3.750%)	5.991	11-27-23	835,000	836,787
Level 3 Parent LLC, 2017 Term Loan B (1 month LIBOR + 2.250%)	4.484	02-22-24	964,000	964,405
Telesat Canada, Term Loan B4 (3 month LIBOR + 2.500%)	4.830	11-17-23	1,684,249	1,684,249
Entertainment 0.1%
UFC Holdings LLC, 2019 Term Loan (1 month LIBOR + 3.250%)	5.490	04-29-26	1,117,949	1,119,693
Interactive media and services 0.3%
MH Sub I LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.750%)	5.984	09-13-24	1,344,281	1,335,879
TierPoint LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.750%)	5.984	05-06-24	936,198	865,983
Media 1.6%
Charter Communications Operating LLC, 2017 Term Loan B (3 month LIBOR + 2.000%)	4.330	04-30-25	1,112,503	1,114,149
Cogeco Communications USA II LP, 2017 1st Lien Term Loan (1 month LIBOR + 2.250%)	4.484	01-03-25	1,029,800	1,026,968
Creative Artists Agency LLC, 2018 Term Loan B (1 month LIBOR + 3.000%)	5.234	02-15-24	1,676,508	1,679,023
CSC Holdings LLC, 2017 1st Lien Term Loan (1 month LIBOR + 2.250%)	4.575	07-17-25	1,705,378	1,698,983
Cumulus Media New Holdings, Inc., Exit Term Loan (1 month LIBOR + 4.500%)	6.740	05-15-22	741,024	745,656
Hubbard Radio LLC, 2015 Term Loan B (1 month LIBOR + 3.500%)	5.740	03-28-25	770,235	767,670
Nascar Holdings, Inc., Term Loan B (I)	TBD	07-26-26	995,000	999,358
Tribune Media Company, Term Loan (1 month LIBOR + 3.000%)	5.234	12-27-20	183,524	183,294
Tribune Media Company, Term Loan C (1 month LIBOR + 3.000%)	5.234	01-27-24	2,287,387	2,283,110
Unitymedia Finance LLC, Term Loan B (3 month LIBOR + 2.250%)	4.604	09-30-25	1,825,000	1,823,431
Virgin Media Bristol LLC, USD Term Loan K (1 month LIBOR + 2.500%)	4.825	01-15-26	1,325,000	1,327,491
30	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Wireless telecommunication services 0.4%
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 2.000%)	4.240	04-11-25	1,434,903	$1,430,326
Sprint Communications, Inc., 1st Lien Term Loan B (1 month LIBOR + 2.500%)	4.750	02-02-24	1,418,477	1,414,577
Syniverse Holdings, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 5.000%)	7.325	03-09-23	850,996	777,810
Consumer discretionary 2.3%				20,432,437
Auto components 0.0%
Panther BF Aggregator 2 LP, USD Term Loan B (1 month LIBOR + 3.500%)	5.734	04-30-26	560,000	559,653
Diversified consumer services 0.4%
PCI Gaming Authority, Term Loan (1 month LIBOR + 3.000%)	5.234	05-29-26	695,000	699,594
Sunshine Luxembourg VII Sarl, Term Loan (I)	TBD	07-16-26	1,045,000	1,048,396
Weight Watchers International, Inc., 2017 Term Loan B (1 and 3 month LIBOR + 4.750%)	7.095	11-29-24	1,564,830	1,550,167
Whatabrands LLC, Term Loan B (I)	TBD	07-23-26	410,000	411,283
Hotels, restaurants and leisure 0.9%
1011778 BC ULC, Term Loan B3 (1 month LIBOR + 2.250%)	4.484	02-16-24	945,278	945,042
Alterra Mountain Company, Term Loan B1 (1 month LIBOR + 3.000%)	5.234	07-31-24	1,756,076	1,755,339
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.250%)	4.624	09-15-23	1,319,738	1,318,748
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (1 month LIBOR + 2.750%)	4.984	12-22-24	1,414,976	1,402,821
CityCenter Holdings LLC, 2017 Term Loan B (1 month LIBOR + 2.250%)	4.484	04-18-24	791,728	792,717
Golden Nugget LLC, 2017 Incremental Term Loan B (1 month LIBOR + 2.750%)	5.020	10-04-23	1,572,097	1,573,779
Leisure products 0.3%
Diamond Sports Group LLC, Term Loan (I)	TBD	07-17-26	774,000	775,277
Hayward Industries, Inc., 1st Lien Term Loan (1 month LIBOR + 3.500%)	5.734	08-05-24	1,615,559	1,597,384
Multiline retail 0.2%
JC Penney Corp., Inc., 2016 Term Loan B (3 month LIBOR + 4.250%)	6.771	06-23-23	1,714,657	1,482,595
Specialty retail 0.5%
Bass Pro Group LLC, Term Loan B (1 month LIBOR + 5.000%)	7.234	09-25-24	1,863,335	1,760,181
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	31

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
Party City Holdings, Inc., 2018 Term Loan B (1 and 3 month LIBOR + 2.500%)	4.740	08-19-22	692,549	$690,569
Petco Animal Supplies, Inc., 2017 Term Loan B (3 month LIBOR + 3.250%)	5.506	01-26-23	1,672,972	1,293,558
PetSmart, Inc., Consenting Term Loan (1 month LIBOR + 4.000%)	6.380	03-11-22	790,238	775,334
Consumer staples 2.1%				18,094,591
Beverages 0.2%
Refresco Holding BV, USD Term Loan B3 (3 month LIBOR + 3.250%)	5.768	03-28-25	1,390,950	1,390,088
Food and staples retailing 0.2%
Albertson's LLC, Term Loan B7 (1 month LIBOR + 3.000%)	5.234	11-17-25	1,985,258	1,987,025
Food products 1.1%
Chobani LLC, 2017 Term Loan B (1 month LIBOR + 3.500%)	5.734	10-10-23	1,097,008	1,085,006
Dole Food Company, Inc., 2017 Term Loan B (1 month LIBOR + 2.750%)	5.005	04-06-24	1,418,055	1,403,874
Hostess Brands LLC, 2017 Repriced Term Loan (1, 2 and 3 month LIBOR + 2.250%)	4.508	08-03-22	1,728,303	1,724,708
JBS USA LUX SA, 2019 Term Loan B (1 month LIBOR + 2.500%)	4.734	05-01-26	862,838	864,399
Nomad Foods Lux Sarl, 2017 USD Term Loan B4 (1 month LIBOR + 2.250%)	4.575	05-15-24	2,219,423	2,212,032
Post Holdings, Inc., 2017 Series A Incremental Term Loan (3 month LIBOR + 2.000%)	4.270	05-24-24	1,654,133	1,653,670
Upfield USA Corp., 2018 USD Term Loan B2 (3 month LIBOR + 3.000%)	5.320	07-02-25	654,390	652,139
Household products 0.2%
Energizer Holdings, Inc., 2018 Term Loan B (1 month LIBOR + 2.250%)	4.688	12-17-25	1,473,750	1,470,994
Personal products 0.4%
Prestige Brands, Inc., Term Loan B4 (1 month LIBOR + 2.000%)	4.234	01-26-24	1,096,154	1,094,784
Revlon Consumer Products Corp., 2016 Term Loan B (3 month LIBOR + 3.500%)	6.022	09-07-23	3,148,905	2,555,872
Energy 0.6%				5,737,691
Energy equipment and services 0.3%
Apergy Corp., 2018 1st Lien Term Loan (1 month LIBOR + 2.500%)	4.750	05-09-25	725,063	727,782
Covia Holdings Corp., Term Loan (3 month LIBOR + 4.000%)	6.313	06-01-25	1,044,450	887,783
32	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
HFOTCO LLC, 2018 Term Loan B (1 month LIBOR + 2.750%)	4.990	06-26-25	1,331,550	$1,326,557
Oil, gas and consumable fuels 0.3%
Granite Acquisition, Inc., Term Loan B (3 month LIBOR + 3.500%)	5.819	12-19-21	1,924,181	1,927,548
Granite Acquisition, Inc., Term Loan C (3 month LIBOR + 3.500%)	5.830	12-19-21	88,066	88,220
Prairie ECI Acquiror LP, Term Loan B (I)	TBD	03-11-26	778,050	779,801
Financials 1.0%				8,925,864
Capital markets 0.2%
Blackstone CQP Holdco LP, Term Loan B (3 month LIBOR + 3.500%)	5.887	09-30-24	780,000	782,925
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan (3 month LIBOR + 5.000%)	7.560	11-28-21	816,218	805,248
Diversified financial services 0.5%
AlixPartners LLP, 2017 Term Loan B (1 month LIBOR + 2.750%)	4.984	04-04-24	1,267,458	1,268,586
Crown Finance US, Inc., 2018 USD Term Loan (1 month LIBOR + 2.250%)	4.484	02-28-25	959,913	955,882
Deerfield Dakota Holding LLC, 2018 Term Loan B (1 month LIBOR + 3.250%)	5.484	02-13-25	948,186	921,077
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.750%)	5.984	10-01-25	1,512,400	1,510,782
Insurance 0.3%
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%)	5.629	05-09-25	660,000	654,773
Asurion LLC, 2017 Term Loan B4 (1 month LIBOR + 3.000%)	5.234	08-04-22	1,013,262	1,014,894
USI, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.000%)	5.330	05-16-24	1,026,885	1,011,697
Health care 2.3%				20,123,410
Biotechnology 0.1%
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan (1 week LIBOR + 2.250%)	4.599	01-31-25	957,551	959,591
Health care equipment and supplies 0.3%
Air Medical Group Holdings, Inc., 2018 Term Loan B1 (1 month LIBOR + 3.250%)	5.564	04-28-22	1,110,641	1,074,546
Kinetic Concepts, Inc., 2017 USD Term Loan B (3 month LIBOR + 3.250%)	5.580	02-02-24	1,656,055	1,660,709
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	33

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 1.0%
Air Methods Corp., 2017 Term Loan B (3 month LIBOR + 3.500%)	5.830	04-21-24	2,048,970	$1,721,135
Envision Healthcare Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	5.984	10-10-25	2,705,427	2,319,336
RegionalCare Hospital Partners Holdings, Inc., 2018 Term loan B (3 month LIBOR + 4.500%)	6.769	11-17-25	2,015,449	2,026,534
Surgery Center Holdings, Inc., 2017 Term Loan B (1 month LIBOR + 3.250%)	5.490	09-02-24	1,211,423	1,169,023
Team Health Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 2.750%)	4.984	02-06-24	1,887,444	1,648,362
Health care technology 0.1%
Change Healthcare Holdings LLC, 2017 Term Loan B (1 month LIBOR + 2.500%)	4.734	03-01-24	1,207,575	1,204,363
Life sciences tools and services 0.2%
Jaguar Holding Company II, 2018 Term Loan (1 month LIBOR + 2.500%)	4.734	08-18-22	1,455,633	1,452,518
Pharmaceuticals 0.6%
Bausch Health Americas, Inc., 2018 Term Loan B (1 month LIBOR + 3.000%)	5.379	06-02-25	1,448,268	1,452,975
Catalent Pharma Solutions, Inc., Term Loan B2 (1 month LIBOR + 2.250%)	4.484	05-18-26	668,325	671,252
Endo International PLC, 2017 Term Loan B (3 month LIBOR + 4.250%)	6.500	04-29-24	1,247,858	1,136,337
IQVIA, Inc., 2017 USD Term Loan B2 (3 month LIBOR + 2.000%)	4.330	01-17-25	1,624,017	1,626,729
Industrials 2.8%				24,814,716
Air freight and logistics 0.1%
XPO Logistics, Inc., 2018 Term Loan B (1 month LIBOR + 2.000%)	4.234	02-24-25	720,000	720,497
Building products 0.1%
HNC Holdings, Inc., Term Loan B (1 month LIBOR + 4.000%)	6.234	10-05-23	840,725	841,078
Commercial services and supplies 0.8%
Advanced Disposal Services, Inc., Term Loan B3 (1 week LIBOR + 2.250%)	4.599	11-10-23	1,748,697	1,751,547
Clean Harbors, Inc., 2017 Term Loan B (1 month LIBOR + 1.750%)	3.984	06-28-24	1,196,075	1,198,467
GFL Environmental, Inc., 2018 USD Term Loan B (1 month LIBOR + 3.000%)	5.234	05-30-25	1,287,356	1,276,324
34	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan (1 month LIBOR + 2.750%)	4.984	05-02-22	1,093,544	$1,091,652
TMS International Corp., 2018 Term Loan B2 (1 and 3 month LIBOR + 2.750%)	4.997	08-14-24	679,629	678,779
West Corp., 2017 Term Loan (3 month LIBOR + 4.000%)	6.522	10-10-24	1,572,109	1,465,991
Machinery 1.5%
Blount International, Inc., 2018 Term Loan B (1 month LIBOR + 3.750%)	5.946	04-12-23	1,992,369	1,989,878
Douglas Dynamics LLC, 2017 Incremental Term Loan (1 month LIBOR + 3.000%)	5.240	12-31-21	1,183,886	1,183,152
Filtration Group Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%)	5.234	03-29-25	2,286,583	2,288,618
Gardner Denver, Inc., 2017 USD Term Loan B (1 month LIBOR + 2.750%)	4.984	07-30-24	810,178	811,685
Gates Global LLC, 2017 USD Repriced Term Loan B (1 month LIBOR + 2.750%)	4.984	04-01-24	2,662,174	2,649,342
Navistar, Inc., 2017 1st Lien Term Loan B (1 month LIBOR + 3.500%)	5.830	11-06-24	2,278,567	2,282,851
Titan Acquisition, Ltd., 2018 Term Loan B (1 month LIBOR + 3.000%)	5.234	03-28-25	1,410,262	1,337,987
Welbilt, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	4.734	10-23-25	786,162	777,317
Professional services 0.2%
Trans Union LLC, 2018 Term Loan B4 (1 month LIBOR + 2.000%)	4.234	06-19-25	1,410,000	1,411,763
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc., 2017 Term Loan B (1 month LIBOR + 2.250%)	4.619	01-02-25	1,063,403	1,057,788
Information technology 2.1%				18,060,283
Communications equipment 0.3%
Ciena Corp., 2018 Term Loan B (1 month LIBOR + 2.000%)	4.277	09-26-25	1,007,388	1,010,853
Plantronics, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	4.734	07-02-25	1,389,213	1,388,865
Electronic equipment, instruments and components 0.6%
CPI International, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	5.734	07-26-24	1,236,520	1,231,500
Dell International LLC, 2017 Term Loan B	4.240	09-07-23	2,260,513	2,265,825
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	35

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Robertshaw US Holding Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.500	02-28-25	1,165,250	$1,088,052
Robertshaw US Holding Corp., 2018 2nd Lien Term Loan (1 month LIBOR + 8.000%)	10.250	02-28-26	700,000	600,250
IT services 0.2%
Global Payments, Inc., 2018 Term Loan B4 (1 month LIBOR + 1.750%)	3.984	10-17-25	847,870	847,607
Optiv Security, Inc., 1st Lien Term Loan (1 month LIBOR + 3.250%)	5.484	02-01-24	680,114	622,304
Software 0.7%
Avaya, Inc., 2018 Term Loan B (1 month LIBOR + 4.250%)	6.575	12-15-24	2,465,675	2,369,365
Infor US, Inc., Term Loan B6 (3 month LIBOR + 2.750%)	5.080	02-01-22	1,552,465	1,552,185
Informatica LLC, 2018 USD Term Loan (1 month LIBOR + 3.250%)	5.484	08-05-22	638,375	640,929
SS&C European Holdings Sarl, 2018 Term Loan B4 (1 month LIBOR + 2.250%)	4.484	04-16-25	594,558	594,190
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 2.250%)	4.484	04-16-25	873,275	872,734
The Ultimate Software Group, Inc., Term Loan B (3 month LIBOR + 3.750%)	6.080	05-04-26	655,000	659,808
Technology hardware, storage and peripherals 0.3%
HCP Acquisition LLC, 2017 Term Loan B (1 month LIBOR + 2.750%)	4.984	05-16-24	925,796	923,148
Western Digital Corp., 2018 Term Loan B4 (3 month LIBOR + 1.750%)	4.012	04-29-23	1,404,961	1,392,668
Materials 0.9%				8,360,129
Chemicals 0.5%
Alpha 3 BV, 2017 Term Loan B1 (3 month LIBOR + 3.000%)	5.330	01-31-24	1,249,747	1,220,378
Element Solutions, Inc., Term Loan (1 month LIBOR + 2.250%)	4.484	01-30-26	721,375	720,776
Encapsys LLC, 1st Lien Term Loan (1 month LIBOR + 3.500%)	5.734	11-07-24	835,198	836,242
Encapsys LLC, 2019 Term Loan (1 month LIBOR + 3.500%)	5.734	11-07-24	450,000	450,563
Ferro Corp., 2018 USD Term Loan B1 (3 month LIBOR + 2.250%)	4.580	02-14-24	1,623,677	1,616,062
Construction materials 0.1%
Summit Materials LLC, 2017 Term Loan B (1 month LIBOR + 2.000%)	4.234	11-21-24	699,786	696,868
36	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 0.1%
Berry Global, Inc., Term Loan Q (1 month LIBOR + 2.250%)	4.629	10-01-22	710,000	$709,517
Paper and forest products 0.2%
Flex Acquisition Company, Inc., 1st Lien Term Loan (3 month LIBOR + 3.000%)	5.319	12-29-23	2,209,504	2,109,723
Real estate 0.2%				1,471,077
Equity real estate investment trusts 0.2%
VICI Properties 1 LLC, Replacement Term Loan B (1 month LIBOR + 2.000%)	4.272	12-20-24	1,475,000	1,471,077
Utilities 0.4%				3,324,229
Electric utilities 0.2%
Vistra Operations Company LLC, 1st Lien Term Loan B3 (1 and 3 month LIBOR + 2.000%)	4.270	12-31-25	1,957,672	1,960,471
Independent power and renewable electricity producers 0.2%

Calpine Corp., Term Loan B5 (3 month LIBOR + 2.500%)	4.830	01-15-24	1,363,567	1,363,758
Collateralized mortgage obligations 12.2%				$106,939,481
(Cost $104,441,924)
Commercial and residential 12.0%				105,461,334
280 Park Avenue Mortgage Trust Series 2017-280P, Class A (1 month LIBOR + 0.880%) (A)(B)	3.205	09-15-34	2,500,000	2,500,786
Arroyo Mortgage Trust Series 2018-1, Class A1 (B)(J)	3.763	04-25-48	1,943,587	1,985,222
BBCMS Mortgage Trust
Series 2018-TALL, Class A (1 month LIBOR + 0.722%) (A)(B)	3.047	03-15-37	3,700,000	3,694,183
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (A)(B)	3.296	03-15-37	2,225,000	2,224,290
BBCMS Trust
Series 2018-BXH, Class A (1 month LIBOR + 1.000%) (A)(B)	3.325	10-15-37	2,003,002	2,001,101
Series 2018-RRI, Class A (1 month LIBOR + 0.700%) (A)(B)	3.025	02-15-33	2,114,919	2,096,397
BX Commercial Mortgage Trust Series 2019-IMC, Class B (1 month LIBOR + 1.300%) (A)(B)	3.625	04-15-34	3,000,000	3,007,514
BX Trust Series 2017-SLCT, Class A (1 month LIBOR + 0.920%) (A)(B)	3.245	07-15-34	451,626	451,763
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (1 month LIBOR + 1.854%) (A)(B)	4.179	11-15-31	1,216,964	1,216,970
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	37

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class A (1 month LIBOR + 1.100%) (A)(B)	3.425	07-15-30	2,849,396	$2,826,688
CHL Mortgage Pass-Through Trust
Series 2004-25, Class 2A1 (1 month LIBOR + 0.680%) (A)	2.946	02-25-35	2,146,377	2,072,668
Series 2006-3, Class 3A1 (1 month LIBOR + 0.250%) (A)	2.516	02-25-36	838,500	806,064
CHT Mortgage Trust Series 2017-CSMO, Class A (1 month LIBOR + 0.930%) (A)(B)	3.255	11-15-36	4,900,000	4,901,501
Citigroup Commercial Mortgage Trust (Citigroup/Drexel Hamilton)
Series 2018-TBR, Class A (1 month LIBOR + 0.830%) (A)(B)	3.155	12-15-36	3,575,000	3,572,723
Series 2019-SST2, Class A (1 month LIBOR + 0.920%) (A)(B)	3.245	12-15-36	2,615,000	2,611,723
Citigroup Mortgage Loan Trust Series 2013-2, Class 5A1 (1 month LIBOR + 0.140%) (A)(B)	2.544	07-25-36	1,130,910	1,118,137
COLT Mortgage Loan Trust Series 2018-1, Class A1 (B)(J)	2.930	02-25-48	706,345	705,935
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A (1 month LIBOR + 0.980%) (A)(B)	3.305	05-15-36	3,000,000	3,009,522
DBGS Mortgage Trust Series 2018-5BP, Class A (1 month LIBOR + 0.645%) (A)(B)	2.970	06-15-33	4,000,000	3,988,657
Deephaven Residential Mortgage Trust
Series 2018-1A, Class A1 (B)(J)	2.976	12-25-57	1,512,087	1,511,734
Series 2019-2A, Class A1 (B)(J)	3.558	04-25-59	2,984,088	3,007,952
Financial Asset Securities Corp. AAA Trust Series 2005-2, Class A3 (1 month LIBOR + 0.300%) (A)(B)	2.562	11-26-35	2,005,256	1,941,837
GS Mortgage Securities Corp. Trust Series 2018-FBLU, Class A (1 month LIBOR + 0.950%) (A)(B)	3.275	11-15-35	2,600,000	2,601,664
HarborView Mortgage Loan Trust Series 2007-3, Class 2A1A (1 month LIBOR + 0.200%) (A)	2.498	05-19-47	1,979,957	1,937,331
Hilton Orlando Trust Series 2018-ORL, Class A (1 month LIBOR + 0.770%) (A)(B)	3.095	12-15-34	2,675,000	2,674,107
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class AFL (1 month LIBOR + 1.830%) (A)(B)	4.260	08-05-34	6,250,000	6,256,190
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (J)	3.269	01-25-36	480,099	436,769
JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class A2	2.921	05-15-48	1,576,541	1,578,278
38	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AMS	5.337	05-15-47	4,446,252	$4,093,355
Series 2007-LDPX, Class AM (J)	5.464	01-15-49	389,214	387,883
Key Commercial Mortgage Securities Trust Series 2019-S2, Class A1 (B)	2.656	06-15-52	3,075,000	3,069,791
LSTAR Securities Investment Trust Series 2019-1, Class A1 (1 month LIBOR + 1.700%) (A)(B)	3.930	03-01-24	1,381,380	1,384,562
LSTAR Securities Investment, Ltd.
Series 2019-3, Class A1 (1 month LIBOR + 1.500%) (A)(B)	3.902	04-01-24	3,276,041	3,276,649
Series 2019-4, Class A1 (1 month LIBOR + 1.500%) (A)(B)	3.902	05-01-24	4,823,553	4,828,818
MSCG Trust Series 2018-SELF, Class A (1 month LIBOR + 0.900%) (A)(B)	3.225	10-15-37	1,775,000	1,776,660
MTRO Commercial Mortgage Trust Series 2019-TECH, Class A (1 month LIBOR + 0.900%) (A)(B)	3.225	12-15-33	2,100,000	2,103,293
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (B)(J)	3.834	01-15-32	4,250,000	4,439,212
RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (1 month LIBOR + 0.150%) (A)(B)	2.554	08-26-36	67,264	67,043
Series 2012-6, Class 4A1 (1 month LIBOR + 0.330%) (A)(B)	2.734	01-26-36	945,504	940,831
Series 2012-6, Class 6A1 (1 month LIBOR + 0.340%) (A)(B)	3.084	11-26-35	2,604,028	2,606,337
Series 2012-6, Class 8A1 (1 month LIBOR + 0.500%) (A)(B)	2.904	04-26-35	530,943	528,905
Verus Securitization Trust Series 2019-2, Class A1 (B)(J)	3.211	04-25-59	1,668,692	1,681,058
WaMu Mortgage Pass Through Certificates Series 2005-AR6, Class 2A1A (1 month LIBOR + 0.460%) (A)	2.726	04-25-45	1,569,040	1,556,445
WaMu Mortgage Pass-Through Certificates
Series 2005-AR1, Class A1A (1 month LIBOR + 0.640%) (A)	2.906	01-25-45	691,809	693,260
Series 2005-AR11, Class A1A (1 month LIBOR + 0.320%) (A)	2.586	08-25-45	1,719,336	1,710,763
Series 2005-AR19, Class A1A1 (1 month LIBOR + 0.270%) (A)	2.536	12-25-45	1,700,717	1,717,693
Series 2005-AR8, Class 1A1A (1 month LIBOR + 0.540%) (A)	2.806	07-25-45	1,404,664	1,399,603
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2 (J)	5.105	04-25-35	454,085	461,467
U.S. Government Agency 0.2%				1,478,147
Federal Home Loan Mortgage Corp.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	39

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2015-SC02, Class 1A	3.000	09-25-45	265,299	$267,632
Series 4013, Class DK	3.000	02-15-31	950,974	974,415

Government National Mortgage Association Series 2014-80, Class XA	3.000	06-20-40	232,179	236,100
Asset backed securities 10.6%				$92,598,097
(Cost $92,159,828)
Asset backed securities 10.6%				92,598,097
AmeriCredit Automobile Receivables Trust Series 2017-3, Class C	2.690	06-19-23	2,150,000	2,160,125
Drive Auto Receivables Trust
Series 2018-3, Class D	4.300	09-16-24	1,100,000	1,131,827
Series 2019-1, Class C	3.780	04-15-25	2,415,000	2,462,419
Ford Credit Auto Owner Trust Series 2018-1, Class A (B)	3.190	07-15-31	2,575,000	2,650,926
Hertz Fleet Lease Funding LP Series 2017-1, Class A1 (1 month LIBOR + 0.650%) (A)(B)	3.029	04-10-31	1,223,360	1,225,336
Hyundai Auto Lease Securitization Trust Series 2017-C, Class A3 (B)	2.120	02-16-21	2,497,068	2,495,838
Invitation Homes Trust
Series 2018-SFR1, Class A (1 month LIBOR + 0.700%) (A)(B)	3.014	03-17-37	2,870,788	2,834,493
Series 2018-SFR2, Class A (1 month LIBOR + 0.900%) (A)(B)	3.225	06-17-37	2,665,519	2,664,372
Series 2018-SFR3, Class A (1 month LIBOR + 1.000%) (A)(B)	3.314	07-17-37	3,159,336	3,162,835
Mill City Mortgage Loan Trust Series 2016-1, Class A1 (B)(J)	2.500	04-25-57	1,091,662	1,086,904
New Residential Advance Receivables Trust Series 2017-T1, Class AT1 (B)	3.214	02-15-51	4,625,000	4,663,819
Oak Hill Advisors Residential Loan Trust Series 2017-NPL2, Class A1 (B)	3.000	07-25-57	989,585	983,924
Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A1 (B)	3.844	12-25-58	2,252,007	2,257,706
PRPM LLC Series 2019-3A, Class A1 (B)	3.351	07-25-24	1,550,000	1,548,022
RCO V Mortgage LLC Series 2018-1, Class A1 (B)	4.000	05-25-23	1,720,531	1,719,998
Santander Drive Auto Receivables Trust Series 2018-1, Class E (B)	4.370	05-15-25	1,775,000	1,789,213
SLC Student Loan Trust Series 2004-1, Class A6 (3 month LIBOR + 0.160%) (A)	2.678	05-15-23	1,174,982	1,173,943
SMB Private Education Loan Trust
Series 2015-B, Class A3 (1 month LIBOR + 1.750%) (A)(B)	4.075	05-17-32	900,000	924,582
40	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) (A)(B)	3.075	10-15-35	2,760,000	$2,759,134
SoFi Professional Loan Program LLC
Series 2015-C, Class A1 (1 month LIBOR + 1.050%) (A)(B)	3.316	08-27-35	641,468	646,342
Series 2016-C, Class A1 (1 month LIBOR + 1.100%) (A)(B)	3.366	10-27-36	771,266	776,305
Series 2016-D, Class A1 (1 month LIBOR + 0.950%) (A)(B)	3.216	01-25-39	461,132	463,690
Springleaf Funding Trust Series 2016-AA, Class A (B)	2.900	11-15-29	1,830,190	1,831,285
TAL Advantage V LLC Series 2013-2A, Class A (B)	3.550	11-20-38	1,625,000	1,635,567
Towd Point Mortgage Trust
Series 2016-2, Class A1A (B)(J)	2.750	08-25-55	1,116,681	1,119,765
Series 2018-4, Class A1 (B)(J)	3.000	06-25-58	3,820,123	3,845,844
Trafigura Securitisation Finance PLC
Series 2017-1A, Class A1 (1 month LIBOR + 0.850%) (A)(B)	3.175	12-15-20	3,550,000	3,550,706
Series 2018-1A, Class A1 (1 month LIBOR + 0.730%) (A)(B)	3.055	03-15-22	3,425,000	3,391,562
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A1 (B)	3.967	02-25-49	1,956,770	1,964,428
Series 2019-NPL3, Class A1 (B)	3.967	03-25-49	1,949,733	1,961,859
VOLT LXII LLC Series 2017-NPL9, Class A1 (B)	3.125	09-25-47	1,134,473	1,133,572
VOLT LXIV LLC Series 2017-NP11, Class A1 (B)	3.375	10-25-47	2,840,365	2,838,058
VOLT LXIX LLC Series 2018-NPL5, Class A1A (B)	4.213	08-25-48	4,231,167	4,238,921
VOLT LXV LLC Series 2018-NPL1, Class A1 (B)	3.750	04-25-48	3,507,918	3,507,100
VOLT LXX LLC Series 2018-NPL6, Class A1A (B)	4.115	09-25-48	2,409,657	2,412,652
VOLT LXXII LLC Series 2018-NPL8, Class A1A (B)	4.213	10-26-48	3,310,561	3,317,680
VOLT LXXIII LLC Series 2018-NPL9, Class A1A (B)	4.458	10-25-48	969,000	972,570
VOLT LXXIV LLC Series 2018-NP10, Class A1A (B)	4.581	11-25-48	3,036,321	3,046,187
VOLT LXXV LLC Series 2019-NPL1, Class A1A (B)	4.336	01-25-49	2,489,906	2,499,293
Westlake Automobile Receivables Trust Series 2018-1A, Class A2B (1 month LIBOR + 0.250%) (A)(B)	2.575	12-15-20	182,666	182,661
World Financial Network Credit Card Master Trust
Series 2017-C, Class M	2.660	08-15-24	3,375,000	3,371,277
Series 2018-B, Class M	3.810	07-15-25	4,100,000	4,195,357

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	41

	Shares	Value
Common stocks 0.0%		$231,076
(Cost $159,289)
Communication services 0.0%		64,595
Media 0.0%
Cumulus Media, Inc., Class A (D)	4,275	64,595
Energy 0.0%		166,481
Energy equipment and services 0.0%
Paragon Offshore PLC, Litigation Trust A (D)	2,695	539
Paragon Offshore PLC, Litigation Trust B (D)	1,348	36,733
Southcross Holdings Borrower LP	246	129,150
Oil, gas and consumable fuels 0.0%
Euronav NV	7	59

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$16,813
(Cost $4,430)
Midstates Petroleum Company, Inc. (D)(K)	10.750	10-01-20	650,000	582
Texas Competitive Electric Holdings Company LLC (D)(K)	11.500	10-01-20	10,820,544	16,231

	Shares	Value
Warrants 0.0%		$49
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20; Strike Price: $14.04) (D)	4,896	49

	Yield (%)	Shares	Value
Securities lending collateral 0.2%			$1,851,041
(Cost $1,850,374)
John Hancock Collateral Trust (L)	2.4297(M)	184,980	1,851,041

	Yield*(%)	Maturity date		Par value^	Value
Short-term investments 7.4%					$64,565,410
(Cost $64,543,224)
Foreign government 0.1%					517,753
Egypt Treasury Bills	16.540	08-06-19	EGP	6,000,000	361,904
Egypt Treasury Bills	16.788	08-20-19	EGP	2,600,000	155,849

	Yield (%)	Shares	Value
Money market funds 7.3%			64,047,657

State Street Institutional Treasury Plus Money Market Fund, Premier Class	2.2121(M)	64,047,657	64,047,657

42	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $860,981,913) 99.6%	$873,561,418
Other assets and liabilities, net 0.4%	3,797,777
Total net assets 100.0%	$877,359,195

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $305,118,589 or 34.8% of the fund's net assets as of 7-31-19.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	Non-income producing security.
(E)	Non-income producing - Issuer is in default.
(F)	All or a portion of this security is on loan as of 7-31-19.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(K)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	43

(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(M)	The rate shown is the annualized seven-day yield as of 7-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
44	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Sep 2019	$36,302,285	$36,449,063	$146,778
5-Year U.S. Treasury Note Futures	767	Long	Sep 2019	89,660,759	90,164,446	503,687
10-Year U.S. Treasury Note Futures	192	Short	Sep 2019	(24,044,272)	(24,465,000)	(420,728)
Ultra U.S. Treasury Bond Futures	372	Short	Sep 2019	(62,715,465)	(66,053,250)	(3,337,785)
						$(3,108,048)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	1,797,697	USD	38,936	CITI	8/23/2019	$866	—
ARS	11,117,283	USD	244,466	JPM	8/23/2019	1,680	—
AUD	9,490,000	USD	6,675,304	JPM	8/8/2019	—	$(184,022)
AUD	6,370,000	USD	4,395,141	JPM	9/3/2019	—	(33,857)
BRL	547,000	USD	142,217	CITI	8/2/2019	1,114	—
BRL	1,576,000	USD	409,149	GSI	8/2/2019	3,811	—
BRL	1,282,000	USD	332,952	JPM	8/2/2019	2,971	—
BRL	547,000	USD	144,072	CITI	9/4/2019	—	(1,055)
BRL	1,437,000	USD	378,536	GSI	9/4/2019	—	(2,822)
BRL	1,282,000	USD	337,671	JPM	9/4/2019	—	(2,482)
CLP	19,816,930	USD	29,022	CITI	8/30/2019	—	(870)
CLP	33,889,000	USD	49,658	GSI	8/30/2019	—	(1,515)
CZK	9,975,452	USD	442,861	CITI	9/6/2019	—	(13,058)
CZK	11,836,828	USD	526,070	JPM	9/6/2019	—	(16,067)
EUR	7,890,000	USD	8,932,361	CITI	8/5/2019	—	(196,032)
EUR	5,920,000	USD	6,697,030	JPM	8/8/2019	—	(140,441)
EUR	61,200	USD	68,511	CITI	8/23/2019	—	(649)
EUR	7,950,000	USD	8,874,044	JPM	8/26/2019	—	(56,576)
EUR	513,581	USD	579,707	JPM	9/26/2019	—	(8,637)
GBP	10,710,000	USD	13,280,940	JPM	8/29/2019	—	(239,379)
HUF	84,937,150	USD	299,438	GSI	8/28/2019	—	(10,702)
HUF	184,895,850	USD	651,709	JPM	8/28/2019	—	(23,172)
MXN	84,480,000	USD	4,422,096	CITI	8/19/2019	—	(26,270)
MXN	41,740,000	USD	2,182,420	CITI	8/26/2019	—	(13,043)
MXN	1,373,000	USD	71,200	GSI	9/26/2019	—	(202)
PLN	240,000	USD	62,391	JPM	9/6/2019	—	(418)
THB	5,924,000	USD	191,777	GSI	8/21/2019	926	—
THB	2,601,000	USD	83,315	JPM	8/21/2019	1,294	—
USD	144,442	BRL	547,000	CITI	8/2/2019	1,111	—
USD	416,465	BRL	1,576,000	GSI	8/2/2019	3,505	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	45

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	338,527	BRL	1,282,000	JPM	8/2/2019	$2,603	—
USD	52,920	BRL	200,000	JPM	9/4/2019	628	—
USD	8,903,139	CAD	11,630,000	CITI	8/26/2019	86,897	—
USD	24,731	CZK	566,000	CITI	9/6/2019	345	—
USD	8,609,251	EUR	7,550,501	JPM	9/26/2019	213,570	—
USD	40,134	HUF	11,700,000	JPM	8/28/2019	361	—
USD	130,631	IDR	1,836,019,995	JPM	9/19/2019	1,276	—
USD	8,871,539	JPY	952,640,000	JPM	8/5/2019	112,995	—
USD	4,412,824	MXN	84,480,000	JPM	8/19/2019	16,998	—
USD	2,185,075	MXN	41,740,000	GSI	8/26/2019	15,698	—
USD	313,230	MXN	6,022,481	CITI	9/26/2019	1,804	—
USD	730,141	MXN	14,040,456	GSI	9/26/2019	4,100	—
USD	151,516	MXN	2,912,694	JPM	9/26/2019	899	—
USD	183,637	PLN	688,483	GSI	9/6/2019	5,855	—
USD	158,838	PLN	595,570	JPM	9/6/2019	5,048	—
USD	91,970	RON	385,511	CITI	8/9/2019	1,740	—
USD	112,038	RON	469,535	HUS	8/9/2019	2,141	—
USD	104,543	RON	437,934	JPM	8/9/2019	2,042	—
USD	523,107	RUB	33,231,500	GSI	9/13/2019	4,185	—
USD	31,389	THB	963,000	JPM	8/21/2019	64	—
USD	705,054	ZAR	10,170,551	GSI	8/30/2019	—	$(1,634)
USD	31,700	ZAR	457,000	JPM	8/30/2019	—	(54)
ZAR	1,159,000	USD	81,694	GSI	8/30/2019	—	(1,162)
ZAR	457,000	USD	32,711	JPM	8/30/2019	—	(957)
						$496,527	$(975,076)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	3,515,000	ZAR	ZAR JIBAR SAFEX	Fixed 7.315%	Quarterly	Quarterly	Apr 2023	$(6)	$3,184	$3,178
								$(6)	$3,184	$3,178

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
CITI	Republic of Argentina	399,000	USD	$ 399,000	5.000%	Quarterly	Jun 2024	$ 34,489	$ 22,596	$ 57,085
				$ 399,000				$ 34,489	$ 22,596	$ 57,085
46	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.EM.31	27,750,000	USD	$ 27,750,000	1.000%	Quarterly	Jun 2024	$ 964,673	$ (233,923)	$ 730,750
Centrally cleared	CDX.NA.HY.32	49,648,500	USD	49,648,500	5.000%	Quarterly	Jun 2024	(2,972,242)	(988,881)	(3,961,123)
Centrally cleared	CDX.NA.IG.32	129,950,000	USD	129,950,000	1.000%	Quarterly	Jun 2024	(1,914,551)	(944,929)	(2,859,480)
				$207,348,500				$(3,922,120)	$(2,167,733)	$(6,089,853)
				$207,747,500				$(3,887,631)	$(2,145,137)	$(6,032,768)

Derivatives Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JIBAR	Johannesburg Interbank Agreed Rate
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
At 7-31-19, the aggregate cost of investments for federal income tax purposes was $852,805,323. Net unrealized appreciation aggregated to $11,139,908, of which $28,800,013 related to gross unrealized appreciation and $17,660,105 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	47

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-19

Assets
Unaffiliated investments, at value (Cost $859,131,539) including $1,815,764 of securities loaned	$871,710,377
Affiliated investments, at value (Cost $1,850,374)	1,851,041
Total investments, at value (Cost $860,981,913)	873,561,418
Swap contracts, at value (net unamortized upfront payment of $34,489)	57,085
Receivable for centrally cleared swaps (including collateral of $9,906,533)	3,834,710
Unrealized appreciation on forward foreign currency contracts	496,527
Foreign currency, at value (Cost $332,610)	329,092
Collateral held at broker for futures contracts	1,103,192
Collateral segregated at custodian for OTC derivative contracts	260,000
Interest receivable	6,490,092
Receivable for fund shares sold	3,897,015
Receivable for investments sold	6,160,970
Receivable for securities lending income	11,643
Other assets	87,002
Total assets	896,288,746
Liabilities
Unrealized depreciation on forward foreign currency contracts	975,076
Payable for futures variation margin	767,734
Due to custodian	376,151
Distributions payable	531
Payable for investments purchased	10,200,724
Payable for fund shares repurchased	4,473,186
Payable upon return of securities loaned	1,851,908
Payable to affiliates
Accounting and legal services fees	70,904
Transfer agent fees	13,489
Trustees' fees	973
Other liabilities and accrued expenses	198,875
Total liabilities	18,929,551
Net assets	$877,359,195
Net assets consist of
Paid-in capital	$961,948,239
Total distributable earnings (loss)	(84,589,044)
Net assets	$877,359,195

48	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($91,584,849 ÷ 9,569,349 shares)[1]	$9.57
Class C ($3,486,782 ÷ 364,352 shares)[1]	$9.57
Class I ($36,566,254 ÷ 3,825,941 shares)	$9.56
Class R2 ($49,315 ÷ 5,155 shares)	$9.57
Class R4 ($49,315 ÷ 5,155 shares)	$9.57
Class R6 ($7,347,071 ÷ 767,783 shares)	$9.57
Class NAV ($738,275,609 ÷ 77,105,284 shares)	$9.57
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$9.82

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	49

STATEMENT OF OPERATIONS For the year ended  7-31-19

Investment income
Interest	$44,855,603
Dividends	130,233
Securities lending	61,412
Less foreign taxes withheld	(48,408)
Total investment income	44,998,840
Expenses
Investment management fees	6,354,383
Distribution and service fees	261,647
Accounting and legal services fees	165,457
Transfer agent fees	133,568
Trustees' fees	17,066
Custodian fees	161,460
State registration fees	133,459
Printing and postage	24,905
Professional fees	129,481
Other	45,008
Total expenses	7,426,434
Less expense reductions	(68,533)
Net expenses	7,357,901
Net investment income	37,640,939
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(14,727,732)
Affiliated investments	822
Futures contracts	(2,630,530)
Forward foreign currency contracts	1,680,678
Swap contracts	(2,695,978)
(18,372,740)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	28,156,827
Affiliated investments	(120)
Futures contracts	(3,788,315)
Forward foreign currency contracts	(1,597,219)
Swap contracts	(749,540)
22,021,633
Net realized and unrealized gain	3,648,893
Increase in net assets from operations	$41,289,832

50	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-19	Year ended 7-31-18
Increase (decrease) in net assets
From operations
Net investment income	$37,640,939	$37,275,344
Net realized loss	(18,372,740)	(1,739,694)
Change in net unrealized appreciation (depreciation)	22,021,633	(22,554,803)
Increase in net assets resulting from operations	41,289,832	12,980,847
Distributions to shareholders
From net investment income and net realized gain
Class A	(2,767,811)	—
Class C	(99,418)	—
Class I	(1,336,913)	—
Class R2	(1,890)	—
Class R4	(1,938)	—
Class R6	(294,792)	—
Class NAV	(32,429,565)	—
From net investment income
Class A	—	(1,516,158)
Class C	—	(83,341)
Class I	—	(1,219,123)
Class R2	—	(2,331)
Class R4	—	(2,399)
Class R6	—	(178,627)
Class NAV	—	(33,452,222)
Total distributions	(36,932,327)	(36,454,201)
From fund share transactions	(85,179,778)	(249,541,491)
Total decrease	(80,822,273)	(273,014,845)
Net assets
Beginning of year	958,181,468	1,231,196,313
End of year[1]	$877,359,195	$958,181,468

[1]	Net assets - End of year includes undistributed net investment income of $2,841,026 at July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	51

Financial highlights
CLASS A SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$9.51	$9.74	$9.57	$9.73	$10.25
Net investment income[1]	0.35	0.32	0.29	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.06	(0.23)	0.17	(0.11)	(0.52)
Total from investment operations	0.41	0.09	0.46	0.18	(0.21)
Less distributions
From net investment income	(0.35)	(0.32)	(0.29)	(0.34)	(0.31)
Net asset value, end of period	$9.57	$9.51	$9.74	$9.57	$9.73
Total return (%)[2,3]	4.45	0.91	4.85	1.93	(2.03)
Ratios and supplemental data
Net assets, end of period (in millions)	$92	$60	$37	$27	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.18	1.17	1.17	1.21
Expenses including reductions	1.19	1.17	1.16	1.17	1.20
Net investment income	3.69	3.30	2.99	3.10	3.10
Portfolio turnover (%)	59	68	77	52	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
52	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$9.51	$9.74	$9.57	$9.73	$10.25
Net investment income[1]	0.29	0.26	0.24	0.23	0.23
Net realized and unrealized gain (loss) on investments	0.06	(0.24)	0.15	(0.12)	(0.52)
Total from investment operations	0.35	0.02	0.39	0.11	(0.29)
Less distributions
From net investment income	(0.29)	(0.25)	(0.22)	(0.27)	(0.23)
Net asset value, end of period	$9.57	$9.51	$9.74	$9.57	$9.73
Total return (%)[2,3]	3.74	0.24	4.15	1.23	(2.82)
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.90	1.88	1.87	1.88	2.27
Expenses including reductions	1.89	1.87	1.86	1.87	2.00
Net investment income	3.12	2.72	2.44	2.47	2.36
Portfolio turnover (%)	59	68	77	52	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	53

CLASS I SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$9.49	$9.73	$9.56	$9.72	$10.24
Net investment income[1]	0.38	0.36	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	0.07	(0.25)	0.16	(0.12)	(0.51)
Total from investment operations	0.45	0.11	0.49	0.21	(0.17)
Less distributions
From net investment income	(0.38)	(0.35)	(0.32)	(0.37)	(0.35)
Net asset value, end of period	$9.56	$9.49	$9.73	$9.56	$9.72
Total return (%)[2]	4.87	1.13	5.21	2.25	(1.71)
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$37	$33	$23	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.88	0.86	0.86	0.88
Expenses including reductions	0.90	0.87	0.85	0.85	0.87
Net investment income	4.09	3.70	3.44	3.49	3.46
Portfolio turnover (%)	59	68	77	52	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
54	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.50	$9.74	$9.57	$9.73	$9.93
Net investment income[2]	0.37	0.34	0.31	0.32	0.11
Net realized and unrealized gain (loss) on investments	0.07	(0.24)	0.17	(0.13)	(0.20)
Total from investment operations	0.44	0.10	0.48	0.19	(0.09)
Less distributions
From net investment income	(0.37)	(0.34)	(0.31)	(0.35)	(0.11)
Net asset value, end of period	$9.57	$9.50	$9.74	$9.57	$9.73
Total return (%)[3]	4.74	0.99	5.05	2.12	(0.87) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.03	1.02	1.02	1.01 [6]
Expenses including reductions	1.04	1.02	1.01	1.01	1.00 [6]
Net investment income	3.97	3.53	3.23	3.34	3.09 [6]
Portfolio turnover (%)	59	68	77	52	61 [7]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	55

CLASS R4 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.50	$9.74	$9.57	$9.73	$9.93
Net investment income[2]	0.38	0.35	0.32	0.33	0.11
Net realized and unrealized gain (loss) on investments	0.07	(0.24)	0.17	(0.13)	(0.19)
Total from investment operations	0.45	0.11	0.49	0.20	(0.08)
Less distributions
From net investment income	(0.38)	(0.35)	(0.32)	(0.36)	(0.12)
Net asset value, end of period	$9.57	$9.50	$9.74	$9.57	$9.73
Total return (%)[3]	4.84	1.09	5.15	2.22	(0.84) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.03	1.02	1.02	1.01 [6]
Expenses including reductions	0.94	0.92	0.91	0.91	0.90 [6]
Net investment income	4.07	3.63	3.33	3.44	3.19 [6]
Portfolio turnover (%)	59	68	77	52	61 [7]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
56	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.50	$9.74	$9.57	$9.73	$9.93
Net investment income[2]	0.40	0.37	0.34	0.34	0.11
Net realized and unrealized gain (loss) on investments	0.06	(0.25)	0.16	(0.12)	(0.19)
Total from investment operations	0.46	0.12	0.50	0.22	(0.08)
Less distributions
From net investment income	(0.39)	(0.36)	(0.33)	(0.38)	(0.12)
Net asset value, end of period	$9.57	$9.50	$9.74	$9.57	$9.73
Total return (%)[3]	4.99	1.24	5.33	2.40	(0.78) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$6	$2	$1	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.78	0.77	0.77	0.74 [6]
Expenses including reductions	0.79	0.77	0.74	0.74	0.73 [6]
Net investment income	4.22	3.85	3.56	3.61	3.31 [6]
Portfolio turnover (%)	59	68	77	52	61 [7]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	57

CLASS NAV SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$9.51	$9.75	$9.57	$9.74	$10.25
Net investment income[1]	0.40	0.37	0.34	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.05	(0.25)	0.17	(0.13)	(0.51)
Total from investment operations	0.45	0.12	0.51	0.21	(0.15)
Less distributions
From net investment income	(0.39)	(0.36)	(0.33)	(0.38)	(0.36)
Net asset value, end of period	$9.57	$9.51	$9.75	$9.57	$9.74
Total return (%)[2]	5.00	1.25	5.43	2.27	(1.46)
Ratios and supplemental data
Net assets, end of period (in millions)	$738	$853	$1,156	$1,326	$1,402
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.77	0.75	0.75	0.74
Expenses including reductions	0.77	0.76	0.74	0.74	0.73
Net investment income	4.24	3.81	3.55	3.61	3.63
Portfolio turnover (%)	59	68	77	52	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
58	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts are typically valued at last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	59

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2019, by major security category or type:
	Total value at 7-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$7,113,439	—	$7,113,439	—
Foreign government obligations	101,768,222	—	101,768,222	—
Corporate bonds	339,457,988	—	339,457,988	—
Term loans	159,019,802	—	159,019,802	—
Collateralized mortgage obligations	106,939,481	—	106,939,481	—
Asset backed securities	92,598,097	—	92,598,097	—
Common stocks	231,076	$64,654	166,422	—
Escrow certificates	16,813	—	—	$16,813
60	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

	Total value at 7-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Warrants	$49	$49	—	—
Securities lending collateral	1,851,041	1,851,041	—	—
Short-term investments	64,565,410	64,047,657	$517,753	—
Total investments in securities	$873,561,418	$65,963,401	$807,581,204	$16,813
Derivatives:
Assets
Futures	$650,465	$650,465	—	—
Forward foreign currency contracts	496,527	—	$496,527	—
Swap contracts	791,013	—	791,013	—
Liabilities
Futures	(3,758,513)	(3,758,513)	—	—
Forward foreign currency contracts	(975,076)	—	(975,076)	—
Swap contracts	(6,820,603)	—	(6,820,603)	—
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet redemptions . Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	61

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of July 31, 2019, the fund loaned securities valued at $1,815,764 and received $1,851,908 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses.
62	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2019 were $4,104.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2019, the fund has a short-term capital loss carryforward of $28,774,619 and a long-term capital loss carryforward of $63,079,106 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $3,868,092 are being deferred and are treated as occurring on August 1, 2019, the first day of the fund’s next taxable year.
As of July 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2019 and 2018 was as follows:
	July 31, 2019	July 31, 2018
Ordinary income	$36,932,327	$36,454,201
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	63

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2019, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
64	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Collateral or margin requirements are set by the broker or applicable clearinghouse. Collateral is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments.
During the year ended July 31, 2019, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging from $127.5 million to $217.1 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	65

During the year ended July 31, 2019, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $86.2 million to $147.7 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended July 31, 2019, the fund used interest rate swap contracts to gain exposure to treasuries markets. The notional values at the period end are representative of the fund's exposure throughout the period. No interest rate swap positions were entered into or closed during the year ended July 31, 2019.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended July 31, 2019, the fund used credit default swap contracts as a buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $58.3 milllion to $207.7 milllion, as measured at each quarter end.
66	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Currency swaps. A currency swap is an agreement between a fund and a counterparty to exchange cash flows based on the notional difference among two or more currencies.
During the year ended July 31, 2019, the fund used currency swaps to manage against anticipated currency exchange rates. The fund held currency swaps with total USD notional amounts ranging up to $670,000, as measured at each quarter end. There were no open currency swaps as of July 31, 2019.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2019 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	$650,465	$(3,758,513)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	496,527	(975,076)
Credit	Swap contracts, at value	Credit default swaps[2]	787,835	(6,820,603)
Interest rate	Swap contracts, at value	Interest rate swaps[2]	3,178	—
			$1,938,005	$(11,554,192)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and Swap contracts, at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(2,630,530)	—	$601	$(2,629,929)
Foreign currency	—	$1,680,678	5,776	1,686,454
Credit	—	—	(2,702,355)	(2,702,355)
Total	$(2,630,530)	$1,680,678	$(2,695,978)	$(3,645,830)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	67

	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(3,788,315)	—	$5,850	$(3,782,465)
Foreign currency	—	$(1,597,219)	(45,774)	(1,642,993)
Credit	—	—	(709,616)	(709,616)
Total	$(3,788,315)	$(1,597,219)	$(749,540)	$(6,135,074)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund’s aggregate daily net assets, b) 0.700% of the next $500 million of the fund’s aggregate daily net assets and c) 0.675% of the fund’s aggregate daily net assets in excess of $750 million. Aggregate net assets include the net assets of the fund and Short Duration Opportunities Fund, a sub-fund of John Hancock Worldwide Investors, PLC. The fund has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$5,633
Class C	248
Class I	2,534
Class R2	4
Class	Expense reduction
Class R4	$4
Class R6	540
Class NAV	59,522
Total	$68,485

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
68	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2019, were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as indicated in the below table, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $48 for Class R4 shares for the year ended July 31, 2019.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $81,463 for the year ended July 31, 2019. Of this amount, $15,153 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $66,270 was paid as sales commissions to broker-dealers and $40 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2019, CDSCs received by the Distributor amounted to $40,340 and $318 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	69

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$228,670	$86,740
Class C	32,735	3,726
Class I	—	42,155
Class R2	121	7
Class R4	121	6
Class R6	—	934
Total	$261,647	$133,568
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$ 19,343,537	1	2.345%	$1,260
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2019 and 2018 were as follows:
	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	29,124,465	$274,068,707	19,831,798	$191,178,440
Distributions reinvested	293,922	2,764,553	157,070	1,512,531
Repurchased	(26,151,005)	(246,142,687)	(17,515,859)	(168,888,558)
Net increase	3,267,382	$30,690,573	2,473,009	$23,802,413
70	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class C shares
Sold	282,031	$2,625,288	120,685	$1,165,086
Distributions reinvested	10,495	98,720	8,610	83,028
Repurchased	(230,749)	(2,167,776)	(157,948)	(1,519,087)
Net increase (decrease)	61,777	$556,232	(28,653)	$(270,973)
Class I shares
Sold	2,432,520	$22,874,522	2,831,553	$27,316,995
Distributions reinvested	142,342	1,336,777	126,145	1,214,012
Repurchased	(2,597,210)	(24,310,601)	(2,457,164)	(23,718,030)
Net increase (decrease)	(22,348)	$(99,302)	500,534	$4,812,977
Class R2 shares
Repurchased	—	—	(4,915)	$(47,676)
Net decrease	—	—	(4,915)	$(47,676)
Class R4 shares
Repurchased	—	—	(4,915)	$(47,676)
Net decrease	—	—	(4,915)	$(47,676)
Class R6 shares
Sold	334,168	$3,131,878	642,720	$6,232,112
Distributions reinvested	31,347	294,714	18,522	178,188
Repurchased	(253,398)	(2,385,308)	(182,873)	(1,769,214)
Net increase	112,117	$1,041,284	478,369	$4,641,086
Class NAV shares
Sold	4,655,528	$43,672,987	8,003,156	$76,241,555
Distributions reinvested	3,448,225	32,429,565	3,465,576	33,452,222
Repurchased	(20,640,275)	(193,471,117)	(40,437,426)	(392,125,419)
Net decrease	(12,536,522)	$(117,368,565)	(28,968,694)	$(282,431,642)
Total net decrease	(9,117,594)	$(85,179,778)	(25,555,265)	$(249,541,491)
Affiliates of the fund owned 100% of shares of Class R2, Class R4 and Class NAV, respectively, on July 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $498,165,855 and $611,468,732, respectively, for the year ended July 31, 2019.
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Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2019, funds within the John Hancock group of funds complex held 84.2% of the fund's net assets. The following portfolios had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	31.6%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	13.9%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	11.1%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	9.9%
John Hancock Funds II Alternative Asset Allocation Fund	7.1%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust *	756,689	2,240,060	(2,811,769)	184,980	—	—	$822	$(120)	$1,851,041

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—New accounting pronouncement
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has performed an analysis and has determined that the ASU will not have a material impact to the fund.
72	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Short Duration Credit Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Short Duration Credit Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	73

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
74	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements

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and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

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(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one-and five-year periods ended December 31, 2018. The Board also noted that the fund underperformed its peer group average for the one-, three- and five-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the three-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are higher than the peer group median and net total expenses for the fund are equal to the peer group median.

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The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

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(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including

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regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the fund's subadvisory fees are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	213
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	213
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	213
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	213
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	213
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	213
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[4] Born: 1947	2008	213
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	213
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	213
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	213
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2000-2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	213
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       83

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	213
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	213
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       84

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
4	Mr. Hoffman retired as Trustee effective August 31, 2019.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       85

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Theron S. Hoffman#
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Stone Harbor Investment Partners LP

Portfolio Managers

James E. Craige
Roger M. Lavan
Catherine M. Nolan
Peter J. Wilby
David A. Oliver
Matthew Kearns
Hunter C. Schwarz
David A. Torchia
William W. Perry
Stuart W. Sclater-Booth
Kumaran K. Damodaran

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
** Effective 9-13-18
# Retired effective 8-31-19

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       86

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Diversified Macro

Global Absolute Return Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF916354	350A 7/19 9/19

John Hancock

Absolute Return Currency Fund

Annual report 7/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, Class R6, and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a rather volatile time for capital markets during the 12 months ended July 31, 2019, with investor uncertainty surrounding trade relations between the United States and China and the broader health of the global economy leading to some dramatic swings in performance. The trend in longer-term yields was decidedly downward, with the 10-year U.S. Treasury finishing the period at just above 2%—a level we haven't seen since late 2016. In July, the U.S. Federal Reserve stepped in with a reduction in short-term interest rates in an attempt to offer a measure of stimulus to jittery markets, and investors greeted the news favorably. The commodity markets were mixed, with oil and some other natural resources down but gold, historically a strong performer in times of uncertainty, up sharply.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly as the threat of a recession looms. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
13	Financial statements
16	Financial highlights
23	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 (%)

* Formerly known as Citigroup 1-Month U.S. Treasury Bill Index

The FTSE 1-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one-month Treasury Bill issue.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Market conditions were generally positive over the period

Although the financial markets experienced elevated volatility in late 2018 due to concerns about economic growth and U.S. trade policy, asset prices staged a recovery in the first half of 2019.

The fund outperformed its benchmark, the FTSE 1-Month U.S. Treasury Bill Index

The fund produced a positive total return and narrowly outpaced its cash benchmark.

The fund's positioning in the British pound, Norwegian krone, and U.S. dollar contributed to performance

In contrast, the fund's positioning in the Canadian dollar, euro, and Singapore dollar detracted.

CURRENCY ALLOCATION AS OF 7/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       3

Discussion of fund performance

What elements of the fund's positioning helped and hurt results during the 12 months ended July 31, 2019?

The fund produced a positive total return and outperformed its cash benchmark, the FTSE 1-Month U.S. Treasury Bill Index. Consistent with our objective of providing diversification relative to traditional assets, the fund delivered the best results during the stock market sell-off in the fourth quarter of 2018. However, this period of relative strength was offset to some extent by a weaker showing in April and May of 2019, when a long position in the New Zealand dollar pressured performance.

The fund's positioning in the British pound made the largest contribution to performance. The fund adopted a long position in the pound in the first half of the period, at which time the currency was trending higher. We moved the fund to a neutral stance as the March Brexit deadline approached, and then we rotated to a short position due to a deteriorating trade outlook. The pound indeed declined over the next several months amid mounting concerns about the U.K. economy, causing the short position to rise in value.

A short position in the Norwegian krone in late 2018 also contributed to performance, as the currency came under pressure from falling energy prices.

The fund's positioning in the U.S. dollar helped the fund's performance. The fund held a long position in the dollar in the first half of the period, which allowed it to capitalize on the currency's rally in the fourth calendar quarter. We subsequently established a short position in December, shortly before the dollar depreciated due to the prolonged government shutdown and indications that the U.S. Federal Reserve might cut interest rates in 2019.

A long position in the Canadian dollar in late 2018, which was based on the belief that inflation pressures would support the currency, detracted from performance. The markets began to price in a pause in the Bank of Canada's monetary tightening, offsetting the effect of higher inflation and causing the currency to weaken.

A long position in the euro also hurt results. This position reflected our assessment that the euro was trading well below its fair value, but the currency nonetheless struggled amid slowing growth and rising political risks in Europe. A short position in the Singapore dollar, which was based on the country's weak trade fundamentals,

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       4

was another key detractor. Data released in the first quarter confirmed that Singapore's trade outlook was softening, but investors were more focused on the relatively hawkish expectations regarding the country's monetary policy.

How was the fund positioned at the close of the period?

The fund had some defensive elements to its positioning, with a short in the Australian dollar, which tends to perform well when investors are embracing risk, and a long position in the yen, which typically rallies when market participants are seeking safe havens. We achieved some diversification through a long position in the New Zealand dollar, which generally benefits during times of elevated investor risk appetites. The fund was also long in the British pound and short in the Norwegian krone, Singapore dollar, U.S. dollar, Swedish krona, and Australian dollar. It held a relatively neutral position in the Canadian dollar.

MANAGED BY

Dori S. Levanoni On the fund since 2010 Investing since 1991
Jeppe F. Ladekarl On the fund since 2012 Investing since 1995

The views expressed in this report are exclusively those of Dori S. Levanoni, First Quadrant LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-0.69	-1.73	-0.46	-8.36	-4.10
Class C2	0.75	-1.84	-0.53	-8.85	-4.63
Class I3	2.67	-0.82	0.24	-4.06	2.14
Class R2[2,3]	2.53	-1.02	-0.07	-5.02	-0.62
Class R4[2,3]	2.62	-0.92	-0.01	-4.51	-0.08
Class R6[2,3]	2.87	-0.69	0.28	-3.41	2.54
Class NAV[3]	2.85	-0.69	0.40	-3.40	3.61
Index†	2.31	0.85	0.50	4.33	4.55

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.34	2.04	1.05	1.45	1.30	0.95	0.93
Net (%)	1.33	2.03	1.04	1.44	1.19	0.94	0.92

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the FTSE 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the FTSE 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	9,537	9,537	10,455
Class I3	8-2-10	10,214	10,214	10,455
Class R2[2,3]	8-2-10	9,938	9,938	10,455
Class R4[2,3]	8-2-10	9,992	9,992	10,455
Class R6[2,3]	8-2-10	10,254	10,254	10,455
Class NAV[3]	8-2-10	10,361	10,361	10,455

The FTSE 1-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one-month Treasury Bill issue.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class C shares were first offered on 8-28-14; Class R2 and Class R4 shares were first offered on 3-27-15; Class R6 shares were first offered on 11-1-11. Returns prior to these dates are those of Class A shares (first offered on 8-2-10) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2019	Ending value on 7-31-2019	Expenses paid during period ended 7-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 987.60	$ 6.70	1.36%
	Hypothetical example	1,000.00	1,018.10	6.81	1.36%
Class C	Actual expenses/actual returns	1,000.00	985.30	10.14	2.06%
	Hypothetical example	1,000.00	1,014.60	10.29	2.06%
Class I	Actual expenses/actual returns	1,000.00	989.10	5.23	1.06%
	Hypothetical example	1,000.00	1,019.50	5.31	1.06%
Class R2	Actual expenses/actual returns	1,000.00	989.10	6.56	1.33%
	Hypothetical example	1,000.00	1,018.20	6.66	1.33%
Class R4	Actual expenses/actual returns	1,000.00	989.10	5.38	1.09%
	Hypothetical example	1,000.00	1,019.40	5.46	1.09%
Class R6	Actual expenses/actual returns	1,000.00	991.30	4.69	0.95%
	Hypothetical example	1,000.00	1,020.10	4.76	0.95%
Class NAV	Actual expenses/actual returns	1,000.00	991.40	4.64	0.94%
	Hypothetical example	1,000.00	1,020.10	4.71	0.94%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	9

Fund’s investments
AS OF 7-31-19
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 100.1%				$1,041,473,658
(Cost $1,041,330,016)
U.S. Government 93.7%				974,885,918
U.S. Treasury Bill (A)	1.970	12-05-19	370,000,000	367,374,061
U.S. Treasury Bill (A)	2.105	11-07-19	230,000,000	228,723,673
U.S. Treasury Bill (A)	2.303	10-10-19	240,000,000	239,045,201
U.S. Treasury Bill (A)	2.376	09-12-19	100,000,000	99,773,861
U.S. Treasury Bill	2.377	08-15-19	40,000,000	39,969,122

	Yield (%)	Shares	Value
Money market funds 6.4%			66,587,740

State Street Institutional Treasury Plus Money Market Fund, Premier Class	2.2121(B)	66,587,740	66,587,740

Total investments (Cost $1,041,330,016) 100.1%	$1,041,473,658
Other assets and liabilities, net (0.1%)	(1,475,730)
Total net assets 100.0%	$1,039,997,928

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	The rate shown is the annualized seven-day yield as of 7-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
10	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	211,959,646	USD	147,884,642	CITI	9/18/2019	—	$(2,699,694)
AUD	211,959,646	USD	147,885,463	DB	9/18/2019	—	(2,700,515)
AUD	211,959,646	USD	147,983,513	MSCS	9/18/2019	—	(2,798,565)
CAD	244,124,776	USD	185,409,553	CITI	9/18/2019	—	(269,679)
CAD	244,124,776	USD	185,434,086	DB	9/18/2019	—	(294,211)
CAD	244,124,776	USD	185,485,681	MSCS	9/18/2019	—	(345,806)
EUR	337,754,217	USD	383,897,944	CITI	9/18/2019	—	(8,585,497)
EUR	344,586,940	USD	393,591,167	DB	9/18/2019	—	(10,686,197)
EUR	280,582,586	USD	318,995,541	MSCS	9/18/2019	—	(7,212,205)
GBP	215,661,422	USD	271,286,582	CITI	9/18/2019	—	(8,413,732)
GBP	183,125,704	USD	229,756,537	DB	9/18/2019	—	(6,541,950)
GBP	215,661,422	USD	271,299,136	MSCS	9/18/2019	—	(8,426,285)
JPY	13,838,341,636	USD	128,837,398	CITI	9/18/2019	—	(1,187,324)
JPY	13,838,341,636	USD	128,837,392	DB	9/18/2019	—	(1,187,321)
JPY	13,838,341,636	USD	128,836,920	MSCS	9/18/2019	—	(1,186,847)
NOK	655,187,713	USD	76,030,028	CITI	9/18/2019	—	(1,956,532)
NOK	655,187,713	USD	76,029,946	DB	9/18/2019	—	(1,956,450)
NOK	655,187,713	USD	76,029,715	MSCS	9/18/2019	—	(1,956,220)
NZD	530,494,949	USD	350,923,585	CITI	9/18/2019	—	(2,257,581)
NZD	665,696,825	USD	440,715,829	DB	9/18/2019	—	(3,188,850)
NZD	665,696,825	USD	444,473,804	MSCS	9/18/2019	—	(6,946,823)
SEK	1,574,648,062	USD	167,756,213	CITI	9/18/2019	—	(4,199,090)
SEK	1,574,648,062	USD	167,903,750	DB	9/18/2019	—	(4,346,628)
SEK	1,574,648,062	USD	167,944,776	MSCS	9/18/2019	—	(4,387,653)
SGD	362,649,024	USD	265,393,640	CITI	9/18/2019	—	(1,302,379)
SGD	118,239,144	USD	87,080,739	DB	9/18/2019	—	(975,656)
SGD	118,239,144	USD	87,095,530	MSCS	9/18/2019	—	(990,449)
USD	205,157,786	AUD	292,964,905	CITI	9/18/2019	$4,487,078	—
USD	205,145,128	AUD	292,964,905	DB	9/18/2019	4,474,411	—
USD	205,108,840	AUD	292,964,905	MSCS	9/18/2019	4,438,125	—
USD	196,378,293	CAD	260,871,289	CITI	9/18/2019	—	(1,461,839)
USD	196,230,125	CAD	260,871,289	DB	9/18/2019	—	(1,610,003)
USD	197,315,352	CAD	260,871,289	MSCS	9/18/2019	—	(524,779)
USD	101,241,717	EUR	89,249,756	CITI	9/18/2019	2,067,400	—
USD	108,783,251	EUR	96,082,479	DB	9/18/2019	2,016,413	—
USD	35,916,382	EUR	32,078,125	MSCS	9/18/2019	271,174	—
USD	211,944,376	GBP	167,301,753	CITI	9/18/2019	8,017,831	—
USD	170,427,621	GBP	134,766,035	DB	9/18/2019	6,159,335	—
USD	212,294,307	GBP	167,301,753	MSCS	9/18/2019	8,367,763	—
USD	49,637,049	JPY	5,333,651,258	CITI	9/18/2019	437,442	—
USD	49,637,061	JPY	5,333,651,258	DB	9/18/2019	437,454	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	11

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	49,639,844	JPY	5,333,651,258	MSCS	9/18/2019	$440,238	—
USD	357,563,444	NOK	3,087,496,122	CITI	9/18/2019	8,500,684	—
USD	358,132,570	NOK	3,087,496,122	DB	9/18/2019	9,069,807	—
USD	358,957,081	NOK	3,087,496,122	MSCS	9/18/2019	9,894,321	—
USD	73,989,665	NZD	110,303,949	CITI	9/18/2019	1,492,767	—
USD	163,608,373	NZD	245,505,825	DB	9/18/2019	2,250,499	—
USD	163,612,565	NZD	245,505,825	MSCS	9/18/2019	2,254,693	—
USD	224,040,984	SEK	2,087,070,466	CITI	9/18/2019	7,259,058	—
USD	223,789,193	SEK	2,087,070,466	DB	9/18/2019	7,007,269	—
USD	224,038,776	SEK	2,087,070,466	MSCS	9/18/2019	7,256,847	—
USD	415,786,358	SGD	566,123,632	CITI	9/18/2019	3,519,145	—
USD	235,238,140	SGD	321,713,752	DB	9/18/2019	957,102	—
USD	235,239,001	SGD	321,713,752	MSCS	9/18/2019	957,962	—
						$102,034,818	$(100,596,760)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
DB	Deutsche Bank AG
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
At 7-31-19, the aggregate cost of investments for federal income tax purposes was $1,040,602,347. Net unrealized appreciation aggregated to $2,309,369, of which $2,384,157 related to gross unrealized appreciation and $74,788 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
12	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-19

Assets
Unaffiliated investments, at value (Cost $1,041,330,016)	$1,041,473,658
Unrealized appreciation on forward foreign currency contracts	102,034,818
Interest receivable	138,649
Receivable for fund shares sold	396,024
Other assets	79,339
Total assets	1,144,122,488
Liabilities
Unrealized depreciation on forward foreign currency contracts	100,596,760
Payable for fund shares repurchased	3,170,965
Payable to affiliates
Accounting and legal services fees	92,781
Transfer agent fees	65,610
Distribution and service fees	9
Trustees' fees	1,473
Other liabilities and accrued expenses	196,962
Total liabilities	104,124,560
Net assets	$1,039,997,928
Net assets consist of
Paid-in capital	$1,203,448,998
Total distributable earnings (loss)	(163,451,070)
Net assets	$1,039,997,928

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($12,944,409 ÷ 1,475,813 shares)[1]	$8.77
Class C ($430,355 ÷ 49,309 shares)[1]	$8.73
Class I ($624,314,663 ÷ 68,955,065 shares)	$9.05
Class R2 ($91,295 ÷ 10,093 shares)	$9.05
Class R4 ($46,074 ÷ 5,071 shares)	$9.09
Class R6 ($1,090,291 ÷ 119,194 shares)	$9.15
Class NAV ($401,080,841 ÷ 43,710,119 shares)	$9.18
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.04

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	13

STATEMENT OF OPERATIONS For the year ended  7-31-19

Investment income
Interest	$28,857,595
Expenses
Investment management fees	11,219,629
Distribution and service fees	51,995
Accounting and legal services fees	236,959
Transfer agent fees	885,630
Trustees' fees	25,116
Custodian fees	180,724
State registration fees	107,766
Printing and postage	59,784
Professional fees	129,297
Other	43,820
Total expenses	12,940,720
Less expense reductions	(97,419)
Net expenses	12,843,301
Net investment income	16,014,294
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	6,812,586
Forward foreign currency contracts	(455,019)
6,357,567
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	175,319
Forward foreign currency contracts	18,265,361
18,440,680
Net realized and unrealized gain	24,798,247
Increase in net assets from operations	$40,812,541

14	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-19	Year ended 7-31-18
Increase (decrease) in net assets
From operations
Net investment income	$16,014,294	$7,435,861
Net realized gain (loss)	6,357,567	(183,777,455)
Change in net unrealized appreciation (depreciation)	18,440,680	6,194,269
Increase (decrease) in net assets resulting from operations	40,812,541	(170,147,325)
Distributions to shareholders
From net investment income and net realized gain
Class A	(51,210)	—
Class I	(4,347,079)	—
Class R2	(333)	—
Class R4	(275)	—
Class R6	(36,867)	—
Class NAV	(4,065,435)	—
Total distributions	(8,501,199)	—
From fund share transactions	(468,800,538)	229,182,945
Total increase (decrease)	(436,489,196)	59,035,620
Net assets
Beginning of year	1,476,487,124	1,417,451,504
End of year[1]	$1,039,997,928	$1,476,487,124

[1]	Net assets - End of year includes undistributed net investment income of $5,028,481 at July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	15

Financial highlights
CLASS A SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$8.59	$9.54	$9.11	$8.23	$9.63
Net investment income (loss)[1]	0.08	0.01	(0.08)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	0.13	(0.96)	0.51	0.98	(0.98)
Total from investment operations	0.21	(0.95)	0.43	0.88	(1.10)
Less distributions
From net investment income	(0.03)	—	—	—	—
From net realized gain	—	—	—	—	(0.30)
Total distributions	(0.03)	—	—	—	(0.30)
Net asset value, end of period	$8.77	$8.59	$9.54	$9.11	$8.23
Total return (%)[2,3]	2.43	(10.05)	4.83	10.56	(11.51)
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$17	$22	$21	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.33	1.35	1.37	1.37
Expenses including reductions	1.35	1.32	1.34	1.36	1.35
Net investment income (loss)	0.92	0.06	(0.83)	(1.13)	(1.29)
Portfolio turnover (%)[4]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
16	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$8.58	$9.60	$9.23	$8.40	$10.01
Net investment income (loss)[2]	0.02	(0.06)	(0.15)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	0.13	(0.96)	0.52	0.99	(1.13)
Total from investment operations	0.15	(1.02)	0.37	0.83	(1.31)
Less distributions
From net realized gain	—	—	—	—	(0.30)
Net asset value, end of period	$8.73	$8.58	$9.60	$9.23	$8.40
Total return (%)[3,4]	1.75	(10.62)	4.01	9.88	(13.29) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$1	$1	$1	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.05	2.03	2.05	2.07	3.04 [7]
Expenses including reductions	2.05	2.02	2.04	2.06	2.25 [7]
Net investment income (loss)	0.21	(0.67)	(1.52)	(1.81)	(2.19) [7]
Portfolio turnover (%)[8]	0	0	0	0	0

[1]	The inception date for Class C shares is 8-28-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	17

CLASS I SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$8.87	$9.82	$9.35	$8.42	$9.81
Net investment income (loss)[1]	0.11	0.04	(0.05)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	0.13	(0.99)	0.52	1.00	(1.00)
Total from investment operations	0.24	(0.95)	0.47	0.93	(1.09)
Less distributions
From net investment income	(0.06)	—	—	—	—
From net realized gain	—	—	—	—	(0.30)
Total distributions	(0.06)	—	—	—	(0.30)
Net asset value, end of period	$9.05	$8.87	$9.82	$9.35	$8.42
Total return (%)[2]	2.67	(9.77)	5.13	11.05	(11.29)
Ratios and supplemental data
Net assets, end of period (in millions)	$624	$720	$397	$210	$371
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.04	1.04	1.05	1.03
Expenses including reductions	1.06	1.03	1.03	1.04	1.02
Net investment income (loss)	1.21	0.42	(0.49)	(0.82)	(0.96)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
18	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$8.86	$9.83	$9.38	$8.46	$8.70
Net investment income (loss)[2]	0.09	0.01	(0.07)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.14	(0.98)	0.52	1.01	(0.21)
Total from investment operations	0.23	(0.97)	0.45	0.92	(0.24)
Less distributions
From net investment income	(0.04)	—	—	—	—
Net asset value, end of period	$9.05	$8.86	$9.83	$9.38	$8.46
Total return (%)[3]	2.53	(9.96)	4.90	10.87	(2.76) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.27	1.20	1.23	1.18 [6]
Expenses including reductions	1.31	1.26	1.20	1.22	1.16 [6]
Net investment income (loss)	0.98	0.07	(0.68)	(0.98)	(1.08) [6]
Portfolio turnover (%)[7]	0	0	0	0	0

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	19

CLASS R4 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$8.90	$9.86	$9.39	$8.47	$8.70
Net investment income (loss)[2]	0.11	0.02	(0.06)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	0.13	(0.98)	0.53	1.00	(0.20)
Total from investment operations	0.24	(0.96)	0.47	0.92	(0.23)
Less distributions
From net investment income	(0.05)	—	—	—	—
Net asset value, end of period	$9.09	$8.90	$9.86	$9.39	$8.47
Total return (%)[3]	2.62	(9.83)	5.11	10.86	(2.64) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.19	1.19	1.21	1.18 [6]
Expenses including reductions	1.10	1.08	1.09	1.10	1.06 [6]
Net investment income (loss)	1.19	0.21	(0.57)	(0.87)	(0.98) [6]
Portfolio turnover (%)[7]	0	0	0	0	0

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
20	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$8.96	$9.91	$9.42	$8.48	$9.86
Net investment income (loss)[1]	0.10	0.05	(0.03)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.16	(1.00)	0.52	1.00	(1.00)
Total from investment operations	0.26	(0.95)	0.49	0.94	(1.08)
Less distributions
From net investment income	(0.07)	—	—	—	—
From net realized gain	—	—	—	—	(0.30)
Total distributions	(0.07)	—	—	—	(0.30)
Net asset value, end of period	$9.15	$8.96	$9.91	$9.42	$8.48
Total return (%)[2]	2.87	(9.59)	5.20	11.08	(11.13)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$119	$137	$38	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.94	0.95	0.96	0.94
Expenses including reductions	0.95	0.92	0.92	0.93	0.90
Net investment income (loss)	1.06	0.48	(0.32)	(0.71)	(0.84)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	21

CLASS NAV SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$8.99	$9.94	$9.45	$8.50	$9.89
Net investment income (loss)[1]	0.12	0.04	(0.04)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.14	(0.99)	0.53	1.01	(1.01)
Total from investment operations	0.26	(0.95)	0.49	0.95	(1.09)
Less distributions
From net investment income	(0.07)	—	—	—	—
From net realized gain	—	—	—	—	(0.30)
Total distributions	(0.07)	—	—	—	(0.30)
Net asset value, end of period	$9.18	$8.99	$9.94	$9.45	$8.50
Total return (%)[2]	2.85	(9.56)	5.19	11.05	(11.10)
Ratios and supplemental data
Net assets, end of period (in millions)	$401	$620	$860	$779	$886
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.92	0.93	0.94	0.91
Expenses including reductions	0.93	0.92	0.92	0.93	0.90
Net investment income (loss)	1.33	0.47	(0.41)	(0.71)	(0.84)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
22	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	23

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2019, by major security category or type:
	Total value at 7-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Short-term investments	$1,041,473,658	$66,587,740	$974,885,918	—
Total investments in securities	$1,041,473,658	$66,587,740	$974,885,918	—
Derivatives:
Assets
Forward foreign currency contracts	$102,034,818	—	$102,034,818	—
Liabilities
Forward foreign currency contracts	(100,596,760)	—	(100,596,760)	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on
24	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2019 were $4,886.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2019, the fund has a short-term capital loss carryforward of $78,472,279 and a long-term capital loss carryforward of $99,829,736 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2019 and 2018 was as follows:
	July 31, 2019	July 31, 2018
Ordinary income	$8,501,199	—
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2019, the components of distributable earnings on a tax basis consisted of $12,541,576 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	25

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2019, the fund used forward foreign currency contracts to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $10.9 billion to $24.3 billion, as measured at each quarter end.
26	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2019 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$102,034,818	$(100,596,760)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund's exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$102,034,818	($100,596,760)
Totals	$102,034,818	($100,596,760)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Fund	Net Exposure
Citibank, N.A.	$3,448,058	$2,929,000	—	$519,058
Deutsche Bank AG	(1,115,491)	—	$1,115,491	—
Morgan Stanley Capital Services LLC	(894,509)	—	894,509	—
Total	$1,438,058	$2,929,000	$2,010,000	$519,058
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	$(455,019)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	$18,265,361
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	27

Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: a) 0.95% of the first $250 million of the fund’s average daily net assets; b) 0.90% of the next $250 million of the fund’s average daily net assets; c) 0.85% of the next $2 billion of the fund's average daily net assets; d) 0.83% of the next $1.5 billion of the fund's average daily net assets; and e) 0.81% of the fund’s average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$1,160
Class C	45
Class I	51,825
Class R2	7
Class	Expense reduction
Class R4	$4
Class R6	2,540
Class NAV	41,792
Total	$97,373

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2019, were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
28	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as indicated in the below table, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $46 for Class R4 shares for the year ended July 31, 2019.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,055 for the year ended July 31, 2019. Of this amount, $326 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,729 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2019, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	29

Class level expenses. Class level expenses for the year ended July 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$45,606	$17,164
Class C	5,953	671
Class I	—	863,689
Class R2	321	11
Class R4	115	6
Class R6	—	4,089
Total	$51,995	$885,630
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$ 16,573,075	3	2.355%	$3,252
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2019 and 2018 were as follows:
	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	287,180	$2,526,884	353,042	$3,180,337
Distributions reinvested	5,725	51,184	—	—
Repurchased	(814,913)	(7,157,233)	(627,972)	(5,731,787)
Net decrease	(522,008)	$(4,579,165)	(274,930)	$(2,551,450)
Class C shares
Sold	17,082	$148,445	11,461	$104,875
Repurchased	(49,551)	(434,067)	(50,821)	(464,317)
Net decrease	(32,469)	$(285,622)	(39,360)	$(359,442)
Class I shares
Sold	14,812,383	$134,090,580	66,849,909	$637,832,091
Distributions reinvested	156,112	1,437,790	—	—
Repurchased	(27,134,695)	(246,234,464)	(26,203,856)	(242,564,415)
Net increase (decrease)	(12,166,200)	$(110,706,094)	40,646,053	$395,267,676
30	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	1,080	$9,798	1,409	$13,132
Distributions reinvested	17	154	—	—
Repurchased	—	—	(6,407)	(62,324)
Net increase (decrease)	1,097	$9,952	(4,998)	$(49,192)
Class R4 shares
Repurchased	—	—	(6,423)	$(62,560)
Net decrease	—	—	(6,423)	$(62,560)
Class R6 shares
Sold	382,242	$3,471,676	13,232,160	$126,016,207
Distributions reinvested	3,907	36,296	—	—
Repurchased	(13,576,726)	(124,240,236)	(13,771,177)	(128,115,729)
Net decrease	(13,190,577)	$(120,732,264)	(539,017)	$(2,099,522)
Class NAV shares
Sold	383,886	$3,534,200	9,780,973	$93,045,197
Distributions reinvested	435,738	4,065,435	—	—
Repurchased	(26,057,932)	(240,106,980)	(27,342,806)	(254,007,762)
Net decrease	(25,238,308)	$(232,507,345)	(17,561,833)	$(160,962,565)
Total net increase (decrease)	(51,148,465)	$(468,800,538)	22,219,492	$229,182,945
Affiliates of the fund owned 50%, 100% and 100% of shares of Class R2, Class R4 and Class NAV, respectively, on July 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
For the year ended July 31, 2019, all purchases and sales of investments were short-term.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2019, funds within the John Hancock group of funds complex held 38.6% of the fund's net assets. The following portfolios had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	9.2%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	8.7%
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Absolute Return Currency Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Absolute Return Currency Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, L.P. (the Subadvisor) for John Hancock Absolute Return Currency Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

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Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

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(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one- and five-year periods and outperformed its benchmark index for the three-year period ended December 31, 2018. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three- and five-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the three-year period and to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index and peer group average.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex,

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including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index and peer group;

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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	213
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	213
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	213
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	213
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	213
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	213
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[4] Born: 1947	2008	213
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	213
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	213
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	213
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2000-2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	213
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	213
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	213
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       43

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
4	Mr. Hoffman retired as Trustee effective August 31, 2019.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Theron S. Hoffman#
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

First Quadrant, L.P.

Portfolio Managers

Dori S. Levanoni
Jeppe F. Ladekarl

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
** Effective 9-13-18
# Retired effective 8-31-19

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF916327	364A 7/19 9/19

John Hancock

Fundamental All Cap Core Fund

Annual report 7/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a rather volatile time for stock markets in the United States during the 12 months ended July 31, 2019, with investor uncertainty surrounding trade with China and the broader health of the global economy leading to some dramatic swings in performance. In July, the U.S. Federal Reserve stepped in with a reduction in short-term interest rates in an attempt to offer a measure of stimulus to jittery markets, and the end result for equity investors over the entire 12-month span was a modest gain.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly as the threat of a recession looms. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
13	Financial statements
16	Financial highlights
22	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stock market continued to climb

Despite headwinds from trade conflicts and decelerating global economic growth, U.S. stocks powered higher, buoyed in part by expectations that the U.S. Federal Reserve would cut its short-term interest-rate target.

The fund underperformed its benchmark

Stock picking in industrials and financials were the most significant causes for the fund's lag of its benchmark, the Russell 3000 Index.

Materials and real estate had a positive impact

Underexposure to the weak-performing materials sector and stock picks in real estate gave a small boost to the fund's relative performance.

SECTOR COMPOSITION AS OF 7/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       3

Discussion of fund performance

What factors influenced the U.S. stock market during the 12 months ended July 31, 2019?

Positive U.S. economic growth and better-than-expected corporate earnings drove the stock market to a new high in September 2018. However, the combination of rising interest rates, decelerating global growth, mounting trade risks, and a partial U.S. government shutdown sent the stock market into a nosedive in the fourth quarter.

Equities rebounded early in the new year, buoyed by signs the U.S. Federal Reserve (Fed) was on hold with further interest-rate increases, the end of the federal government shutdown, and signs of progress resolving the trade dispute with China. Favorable first-quarter economic and corporate earnings growth also helped. However, the market slumped again in May 2019, amid concern that escalating trade tensions would stall the record-long U.S. economic expansion. Expectations that the Fed might cut its short-term interest-rate target subsequently triggered an equity market rebound, setting the markets to new highs.

How did the fund perform for the one-year period?

The fund underperformed its benchmark, the Russell 3000 Index. Stock picks in the industrials and financials sectors detracted most from relative performance, with an added loss from a sizable underweighting in information technology, which was offset by stock selection in that sector. Bottom-up security selection remained focused on financially sound companies with competitive advantages, the ability to

TOP 10 HOLDINGS AS OF 7/31/19 (%)

Amazon.com, Inc.	7.1
Facebook, Inc., Class A	5.8
Lennar Corp., A Shares	4.9
Apple, Inc.	4.7
Citigroup, Inc.	4.7
Polaris Industries, Inc.	4.5
Bank of America Corp.	4.5
Alphabet, Inc., Class A	4.4
Anheuser-Busch InBev SA, ADR	3.4
Morgan Stanley	3.0
TOTAL	47.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       4

generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimates of intrinsic value.

The largest detractor was diversified industrials conglomerate General Electric Company (GE), which declined markedly due largely to disappointing results in the company's power generation business. We reduced the fund's exposure last fall because we think GE's turnaround will take longer than originally anticipated. Another disappointment was oil field equipment and services company National Oilwell Varco, Inc., which saw its stock sink as continued low oil prices caused exploration and production companies to rein in their spending.

The fund gained some ground from having almost no exposure to materials, one of the weakest-performing sectors in the index for the period. Stock picks in real estate, consumer staples, and information technology also helped. The biggest individual standout was cloud-based software company Workday, Inc., which benefited from more companies shifting to cloud-based platforms to help reduce costs and increase efficiency. Timely trading in consumer technology leader Apple, Inc. also contributed.

How was the fund positioned at period end?

We're finding the most attractive valuations among companies with economically sensitive and secular growth profiles, which suggests to us that many investors are skeptical about the U.S. economy continuing its record-long expansion and the stock market's ability to keep on climbing. The fund ended the period with sizable overweights in the consumer discretionary and communication services sectors and reduced stakes in the interest-rate sensitive financials sector and economically sensitive industrials sector.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan T. White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-2.53	9.14	11.37	54.87	140.99
Class C3	0.98	9.52	11.59	57.57	144.86
Class I2	2.94	10.63	12.48	65.71	161.24
Class R2[2,3]	2.53	10.33	12.11	63.45	154.34
Class R4[2,3]	2.84	10.49	12.21	64.65	156.21
Class R6[2,3]	3.04	10.67	12.32	66.00	158.30
Index†	7.05	10.96	12.18	68.19	155.71

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.35	2.05	1.05	1.44	1.29	0.94
Net (%)	1.26	1.96	0.96	1.35	1.10	0.85

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C4	6-1-11	24,486	24,486	25,571
Class I2	6-1-11	26,124	26,124	25,571
Class R2[2,3]	6-1-11	25,434	25,434	25,571
Class R4[2,3]	6-1-11	25,621	25,621	25,571
Class R6[2,3]	6-1-11	25,830	25,830	25,571

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	For certain types of investors as described in the fund's prospectus.
3	Class C shares were first offered on 6-27-14; Class R2, Class R4 and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares (first offered on 6-1-11) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2019	Ending value on 7-31-2019	Expenses paid during period ended 7-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,107.10	$ 6.69	1.28%
	Hypothetical example	1,000.00	1,018.40	6.41	1.28%
Class C	Actual expenses/actual returns	1,000.00	1,103.60	10.33	1.98%
	Hypothetical example	1,000.00	1,015.00	9.89	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,109.70	5.13	0.98%
	Hypothetical example	1,000.00	1,019.90	4.91	0.98%
Class R2	Actual expenses/actual returns	1,000.00	1,106.90	7.16	1.37%
	Hypothetical example	1,000.00	1,018.00	6.85	1.37%
Class R4	Actual expenses/actual returns	1,000.00	1,108.80	5.59	1.07%
	Hypothetical example	1,000.00	1,019.50	5.36	1.07%
Class R6	Actual expenses/actual returns	1,000.00	1,110.10	4.60	0.88%
	Hypothetical example	1,000.00	1,020.40	4.41	0.88%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	9

Fund’s investments
AS OF 7-31-19
	Shares	Value
Common stocks 95.5%		$84,922,291
(Cost $67,348,550)
Communication services 17.0%		15,146,438
Entertainment 2.7%
Liberty Media Corp.-Liberty Formula One, Series C (A)	60,968	2,400,920
Interactive media and services 14.3%
Alphabet, Inc., Class A (A)	3,191	3,887,276
CarGurus, Inc. (A)	58,183	2,168,480
Facebook, Inc., Class A (A)	26,710	5,187,884
Twitter, Inc. (A)	35,497	1,501,878
Consumer discretionary 22.6%		20,098,980
Household durables 8.7%
Lennar Corp., A Shares	91,019	4,329,774
NVR, Inc. (A)	409	1,367,753
Tempur Sealy International, Inc. (A)	25,274	2,027,480
Internet and direct marketing retail 7.1%
Amazon.com, Inc. (A)	3,401	6,348,916
Leisure products 4.5%
Polaris Industries, Inc.	42,726	4,044,870
Specialty retail 1.5%
Group 1 Automotive, Inc.	15,487	1,300,289
Textiles, apparel and luxury goods 0.8%
Salvatore Ferragamo SpA	32,419	679,898
Consumer staples 5.3%		4,704,208
Beverages 4.4%
Anheuser-Busch InBev SA, ADR	29,541	2,983,050
Diageo PLC, ADR	5,619	937,699
Food products 0.9%
The Hain Celestial Group, Inc. (A)	35,988	783,459
Energy 6.2%		5,517,591
Energy equipment and services 2.8%
Baker Hughes, a GE Company	52,140	1,323,835
National Oilwell Varco, Inc.	23,523	560,318
Schlumberger, Ltd.	14,391	575,208
Oil, gas and consumable fuels 3.4%
Cheniere Energy, Inc. (A)	27,658	1,801,919
Kinder Morgan, Inc.	25,738	530,718
Suncor Energy, Inc.	25,282	725,593
10	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 17.0%		$15,068,082
Banks 9.7%
Bank of America Corp.	131,607	4,037,703
Citigroup, Inc.	58,372	4,153,752
First Hawaiian, Inc.	16,948	453,528
Capital markets 5.5%
Affiliated Managers Group, Inc.	4,734	406,130
Morgan Stanley	59,246	2,640,002
The Goldman Sachs Group, Inc.	8,132	1,790,097
Consumer finance 1.8%
American Express Company	6,342	788,755
Synchrony Financial	22,244	798,115
Health care 6.0%		5,297,727
Biotechnology 3.7%
Alnylam Pharmaceuticals, Inc. (A)	5,979	463,911
Amgen, Inc.	13,043	2,433,563
Moderna, Inc. (A)	31,056	406,834
Health care equipment and supplies 1.4%
Hologic, Inc. (A)	23,605	1,209,756
Health care providers and services 0.9%
Anthem, Inc.	2,660	783,663
Industrials 7.8%		6,932,394
Electrical equipment 1.7%
Regal Beloit Corp.	9,015	717,774
Sensata Technologies Holding PLC (A)	17,472	828,697
Industrial conglomerates 2.5%
General Electric Company	214,564	2,242,194
Machinery 0.6%
The Manitowoc Company, Inc. (A)	24,983	448,445
Wabtec Corp.	1,136	88,244
Professional services 2.0%
IHS Markit, Ltd. (A)	27,119	1,747,006
Trading companies and distributors 1.0%
United Rentals, Inc. (A)	6,796	860,034
Information technology 10.4%		9,273,877
Semiconductors and semiconductor equipment 1.5%
Analog Devices, Inc.	4,753	558,287
NVIDIA Corp.	4,377	738,487
Software 3.3%
salesforce.com, Inc. (A)	8,278	1,278,951
Workday, Inc., Class A (A)	8,467	1,693,231
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	11

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 5.6%
Apple, Inc.	19,763	$4,210,310
Samsung Electronics Company, Ltd.	20,980	794,611
Real estate 3.2%		2,882,994
Equity real estate investment trusts 2.5%
American Tower Corp.	10,614	2,246,135
Real estate management and development 0.7%
Five Point Holdings LLC, Class A (A)	81,544	636,859

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 4.6%				$4,083,221
(Cost $4,083,221)
U.S. Government Agency 1.5%				1,303,000
Federal Agricultural Mortgage Corp. Discount Note	2.150	08-01-19	386,000	386,000
Federal Home Loan Bank Discount Note	2.150	08-01-19	917,000	917,000

	Yield (%)	Shares	Value
Money market funds 0.9%			834,221
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.2608(B)	834,221	834,221

	Par value^	Value
Repurchase agreement 2.2%		1,946,000
Barclays Tri-Party Repurchase Agreement dated 7-31-19 at 2.520% to be repurchased at $1,946,136 on 8-1-19, collateralized by $1,636,500 U.S. Treasury Bonds, 3.625% due 2-15-44 (valued at $1,985,133, including interest)	1,946,000	1,946,000

Total investments (Cost $71,431,771) 100.1%	$89,005,512
Other assets and liabilities, net (0.1%)	(89,303)
Total net assets 100.0%	$88,916,209

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 7-31-19, the aggregate cost of investments for federal income tax purposes was $71,573,724. Net unrealized appreciation aggregated to $17,431,788, of which $19,989,930 related to gross unrealized appreciation and $2,558,142 related to gross unrealized depreciation.
12	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-19

Assets
Unaffiliated investments, at value (Cost $71,431,771)	$89,005,512
Foreign currency, at value (Cost $1,697)	1,681
Dividends and interest receivable	35,981
Receivable for fund shares sold	113,343
Receivable from affiliates	601
Other assets	48,417
Total assets	89,205,535
Liabilities
Payable for investments purchased	116,102
Payable for fund shares repurchased	78,873
Payable to affiliates
Accounting and legal services fees	6,898
Transfer agent fees	7,823
Distribution and service fees	15
Trustees' fees	72
Other liabilities and accrued expenses	79,543
Total liabilities	289,326
Net assets	$88,916,209
Net assets consist of
Paid-in capital	$72,470,374
Total distributable earnings (loss)	16,445,835
Net assets	$88,916,209

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($49,066,416 ÷ 2,650,420 shares)[1]	$18.51
Class C ($5,977,786 ÷ 334,055 shares)[1]	$17.89
Class I ($20,016,028 ÷ 1,063,833 shares)	$18.82
Class R2 ($71,818 ÷ 3,853 shares)	$18.64
Class R4 ($8,823 ÷ 471 shares)	$18.75 [2]
Class R6 ($13,775,338 ÷ 730,561 shares)	$18.86
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[3]	$19.48

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	Net asset value, offering price and redemption price per share of $18.75 is calculated using Net assets of $8,822.85 and Shares outstanding of 470.625.
[3]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	13

STATEMENT OF OPERATIONS For the year ended  7-31-19

Investment income
Dividends	$1,004,468
Non-cash dividends	88,685
Interest	53,322
Less foreign taxes withheld	(18,703)
Total investment income	1,127,772
Expenses
Investment management fees	589,031
Distribution and service fees	199,095
Accounting and legal services fees	16,160
Transfer agent fees	89,451
Trustees' fees	1,650
Custodian fees	22,594
State registration fees	92,870
Printing and postage	32,499
Professional fees	51,853
Other	20,507
Total expenses	1,115,710
Less expense reductions	(71,522)
Net expenses	1,044,188
Net investment income	83,584
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,022,390
2,022,390
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(800,956)
(800,956)
Net realized and unrealized gain	1,221,434
Increase in net assets from operations	$1,305,018

14	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-19	Year ended 7-31-18
Increase (decrease) in net assets
From operations
Net investment income (loss)	$83,584	$(147,332)
Net realized gain	2,022,390	4,797,395
Change in net unrealized appreciation (depreciation)	(800,956)	8,809,351
Increase in net assets resulting from operations	1,305,018	13,459,414
Distributions to shareholders
From net investment income and net realized gain
Class A	(3,534,019)	—
Class C	(472,321)	—
Class I	(1,809,069)	—
Class R2	(3,456)	—
Class R4	(386)	—
Class R6	(959,836)	—
From net investment income
Class I	—	(49,116)
Class R2	—	(52)
Class R4	—	(1,224)
Class R6	—	(19,235)
From net realized gain
Class A	—	(2,573,481)
Class C	—	(320,001)
Class I	—	(1,684,737)
Class R2	—	(4,196)
Class R4	—	(55,469)
Class R6	—	(498,178)
Total distributions	(6,779,087)	(5,205,689)
From fund share transactions	(3,766,980)	20,036,890
Total increase (decrease)	(9,241,049)	28,290,615
Net assets
Beginning of year	98,157,258	69,866,643
End of year[1]	$88,916,209	$98,157,258

[1]	Net assets - End of year includes undistributed net investment income of $0 at July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	15

Financial highlights
CLASS A SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$19.84	$17.95	$14.97	$16.16	$14.33
Net investment income (loss)[1]	— [2]	(0.05)	0.03	— [2]	(0.04)
Net realized and unrealized gain (loss) on investments	0.12	3.08	2.97	(0.40)	2.27
Total from investment operations	0.12	3.03	3.00	(0.40)	2.23
Less distributions
From net investment income	—	—	(0.02)	—	—
From net realized gain	(1.45)	(1.14)	—	(0.79)	(0.40)
Total distributions	(1.45)	(1.14)	(0.02)	(0.79)	(0.40)
Net asset value, end of period	$18.51	$19.84	$17.95	$14.97	$16.16
Total return (%)[3,4]	2.60	17.14	20.07	(2.43)	15.77
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$49	$38	$30	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.33	1.35	1.28	1.30
Expenses including reductions	1.28	1.28	1.26	1.27	1.29
Net investment income (loss)	0.01	(0.25)	0.18	(0.03)	(0.29)
Portfolio turnover (%)	21	23	52	40	42

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$19.36	$17.67	$14.81	$16.11	$14.37
Net investment loss[1]	(0.12)	(0.18)	(0.09)	(0.11)	(0.16)
Net realized and unrealized gain (loss) on investments	0.10	3.01	2.95	(0.40)	2.30
Total from investment operations	(0.02)	2.83	2.86	(0.51)	2.14
Less distributions
From net realized gain	(1.45)	(1.14)	—	(0.79)	(0.40)
Net asset value, end of period	$17.89	$19.36	$17.67	$14.81	$16.11
Total return (%)[2,3]	1.90	16.25	19.31	(3.14)	15.09
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$6	$5	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	2.03	2.05	1.98	2.69
Expenses including reductions	1.98	1.98	1.96	1.97	2.00
Net investment loss	(0.69)	(0.95)	(0.54)	(0.74)	(1.06)
Portfolio turnover (%)	21	23	52	40	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	17

CLASS I SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$20.08	$18.13	$15.12	$16.27	$14.39
Net investment income[1]	0.06	0.01	0.07	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.13	3.11	3.01	(0.39)	2.29
Total from investment operations	0.19	3.12	3.08	(0.35)	2.30
Less distributions
From net investment income	—	(0.03)	(0.07)	(0.01)	(0.02)
From net realized gain	(1.45)	(1.14)	—	(0.79)	(0.40)
Total distributions	(1.45)	(1.17)	(0.07)	(0.80)	(0.42)
Net asset value, end of period	$18.82	$20.08	$18.13	$15.12	$16.27
Total return (%)[2]	2.94	17.50	20.40	(2.08)	16.20
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$29	$21	$8	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.03	1.04	0.97	1.05
Expenses including reductions	0.99	0.98	0.95	0.95	0.94
Net investment income	0.31	0.03	0.42	0.27	0.07
Portfolio turnover (%)	21	23	52	40	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$19.98	$18.09	$15.09	$16.26	$15.12
Net investment income (loss)[2]	—	(0.05)	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.11	3.09	2.99	(0.40)	1.15
Total from investment operations	0.11	3.04	3.05	(0.38)	1.14
Less distributions
From net investment income	—	(0.01)	(0.05)	—	—
From net realized gain	(1.45)	(1.14)	—	(0.79)	—
Total distributions	(1.45)	(1.15)	(0.05)	(0.79)	—
Net asset value, end of period	$18.64	$19.98	$18.09	$15.09	$16.26
Total return (%)[3]	2.53	17.09	20.25	(2.28)	7.54 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.35	1.20	1.12	1.10 [6]
Expenses including reductions	1.38	1.30	1.11	1.11	1.10 [6]
Net investment income (loss)	—	(0.28)	0.35	0.13	(0.19) [6]
Portfolio turnover (%)	21	23	52	40	42 [7]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	19

CLASS R4 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$20.03	$18.11	$15.10	$16.27	$15.12
Net investment income (loss)[2]	0.03	(0.02)	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.14	3.11	3.00	(0.40)	1.16
Total from investment operations	0.17	3.09	3.07	(0.37)	1.15
Less distributions
From net investment income	—	(0.03)	(0.06)	(0.01)	—
From net realized gain	(1.45)	(1.14)	—	(0.79)	—
Total distributions	(1.45)	(1.17)	(0.06)	(0.80)	—
Net asset value, end of period	$18.75	$20.03	$18.11	$15.10	$16.27
Total return (%)[3]	2.84	17.31	20.42	(2.24)	7.61 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$1	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.27	1.19	1.12	1.10 [6]
Expenses including reductions	1.13	1.12	1.01	1.01	1.00 [6]
Net investment income (loss)	0.15	(0.12)	0.45	0.23	(0.09) [6]
Portfolio turnover (%)	21	23	52	40	42 [7]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
20	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$20.10	$18.14	$15.12	$16.28	$15.12
Net investment income[2]	0.07	0.02	0.09	0.07	— [3]
Net realized and unrealized gain (loss) on investments	0.14	3.12	3.01	(0.42)	1.16
Total from investment operations	0.21	3.14	3.10	(0.35)	1.16
Less distributions
From net investment income	—	(0.04)	(0.08)	(0.02)	—
From net realized gain	(1.45)	(1.14)	—	(0.79)	—
Total distributions	(1.45)	(1.18)	(0.08)	(0.81)	—
Net asset value, end of period	$18.86	$20.10	$18.14	$15.12	$16.28
Total return (%)[4]	3.04	17.62	20.59	(2.10)	7.67 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$13	$6	$3	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.93	0.95	0.86	0.85 [7]
Expenses including reductions	0.88	0.88	0.85	0.84	0.83 [7]
Net investment income	0.39	0.13	0.52	0.49	0.01 [7]
Portfolio turnover (%)	21	23	52	40	42 [8]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	21

Notes to financial statements
Note 1—Organization
John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
22	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2019, by major security category or type:
	Total value at 7-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$15,146,438	$15,146,438	—	—
Consumer discretionary	20,098,980	19,419,082	$679,898	—
Consumer staples	4,704,208	4,704,208	—	—
Energy	5,517,591	5,517,591	—	—
Financials	15,068,082	15,068,082	—	—
Health care	5,297,727	5,297,727	—	—
Industrials	6,932,394	6,932,394	—	—
Information technology	9,273,877	8,479,266	794,611	—
Real estate	2,882,994	2,882,994	—	—
Short-term investments	4,083,221	834,221	3,249,000	—
Total investments in securities	$89,005,512	$84,282,003	$4,723,509	—
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	23

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are
24	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2019 were $2,223.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Net capital losses of $985,832 that are the result of security transactions occurring after October 31, 2018, are treated as occurring on August 1, 2019, the first day of the fund's next taxable year.
As of July 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2019 and 2018 was as follows:
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	25

	July 31, 2019	July 31, 2018
Ordinary income	$853,819	$110,649
Long-term capital gains	5,925,268	5,095,040
Total	$6,779,087	$5,205,689
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2019, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund’s aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
26	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Effective July 1, 2019, the Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes; brokerage commissions; interest expense; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; class-specific expenses; borrowing costs; prime brokerage fees; acquired fund fees and expenses paid indirectly; and short dividend expense. This agreement expires on November 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2019, the Advisor voluntarily agreed to reduce its management fee, or if necessary make payment to the fund,in an amount equal to the amount by which the expenses of the fund, excluding management fees, exceed 0.20% of the average net assets of the fund.
For the year ended July 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$38,147
Class C	4,804
Class I	18,029
Class R2	82
Class	Expense reduction
Class R4	$144
Class R6	10,028
Total	$71,234

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2019, were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as indicated in the below table, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $288 for Class R4 shares for the year ended July 31, 2019.
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	27

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $56,905 for the year ended July 31, 2019. Of this amount, $9,300 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $46,385 was paid as sales commissions to broker-dealers and $1,220 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2019, CDSCs received by the Distributor amounted to $159 and $620 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$138,837	$52,461
Class C	58,653	6,644
Class I	—	28,709
Class R2	598	16
Class R4	1,007	38
Class R6	—	1,583
Total	$199,095	$89,451
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended July 31, 2019 and 2018 were as follows:
28	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	485,174	$8,551,348	759,938	$14,646,498
Distributions reinvested	242,630	3,532,684	135,097	2,572,241
Repurchased	(541,969)	(9,643,487)	(548,351)	(10,544,267)
Net increase	185,835	$2,440,545	346,684	$6,674,472
Class C shares
Sold	80,406	$1,391,400	118,563	$2,234,524
Distributions reinvested	33,427	472,321	17,149	320,001
Repurchased	(112,432)	(1,891,904)	(67,111)	(1,262,712)
Net increase (decrease)	1,401	$(28,183)	68,601	$1,291,813
Class I shares
Sold	310,492	$5,604,929	999,600	$19,254,792
Distributions reinvested	122,463	1,808,778	90,027	1,731,228
Repurchased	(793,473)	(14,234,036)	(797,401)	(15,526,258)
Net increase (decrease)	(360,518)	$(6,820,329)	292,226	$5,459,762
Class R2 shares
Sold	2,017	$36,622	12,703	$245,305
Distributions reinvested	208	3,057	65	1,246
Repurchased	(11,206)	(204,732)	(6,672)	(130,678)
Net increase (decrease)	(8,981)	$(165,053)	6,096	$115,873
Class R4 shares
Sold	1,162	$22,771	48,432	$918,794
Distributions reinvested	26	385	2,801	53,800
Repurchased	(50,283)	(906,304)	(8,281)	(162,318)
Net increase (decrease)	(49,095)	$(883,148)	42,952	$810,276
Class R6 shares
Sold	253,064	$4,496,549	315,298	$6,150,653
Distributions reinvested	64,898	959,837	26,893	517,413
Repurchased	(233,224)	(3,767,198)	(49,479)	(983,372)
Net increase	84,738	$1,689,188	292,712	$5,684,694
Total net increase (decrease)	(146,620)	$(3,766,980)	1,049,271	$20,036,890
Affiliates of the fund owned 58% of shares of Class R6 on July 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $17,813,026 and $30,289,280, respectively, for the year ended July 31, 2019.
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Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
30	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Fundamental All Cap Core Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	31

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $5,925,268 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor formerly known as "John Hancock Asset Management a division of Manulife Asset Management (US) LLC") for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees)at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       33

legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       34

(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one-, three- and five- year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including actions management is planning to propose to reduce the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       35

retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       36

(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       37

regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       38

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	213
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	213
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	213
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	213
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	213
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	213
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[4] Born: 1947	2008	213
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	213
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	213
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	213
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2000-2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	213
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       41

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	213
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	213
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       42

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
4	Mr. Hoffman retired as Trustee effective August 31, 2019.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       43

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Theron S. Hoffman#
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
** Effective 9-13-18
# Retired effective 8-31-19

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF916331	376A 7/19 9/19

John Hancock

Diversified Strategies Fund

Annual report 7/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A shares) or 888-972-8696 (Class I shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a rather volatile time for capital markets during the 12 months ended July 31, 2019, with investor uncertainty surrounding trade relations between the United States and China and the broader health of the global economy leading to some dramatic swings in performance. The trend in longer-term yields was decidedly downward, with the 10-year U.S. Treasury finishing the period at just above 2%—a level we haven't seen since late 2016. In July, the U.S. Federal Reserve stepped in with a reduction in short-term interest rates in an attempt to offer a measure of stimulus to jittery markets, and investors greeted the news favorably. The commodity markets were mixed, with oil and some other natural resources down but gold, historically a strong performer in times of uncertainty, up sharply.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly as the threat of a recession looms. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Diversified Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
15	Financial statements
18	Financial highlights
20	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund lagged its blended benchmark

Although the fund posted a positive return, it underperformed its blended benchmark for the period.

Currency was a detractor

The fund's foreign exchange positions in aggregate hindered results, weighed down by a flagging long euro position set against an appreciating U.S. dollar.

Fixed income was the top contributor

Global interest rates declined, driving up bond prices around the world, and the fund's positioning in credit spread sectors drove its total return.

PORTFOLIO COMPOSITION AS OF 7/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       3

Discussion of fund performance

How would you describe the macroeconomic and market backdrop during the 12 months ended July 31, 2019?

Most fixed-income markets across different regions and sectors produced positive returns. The yield on the 10-year U.S. Treasury note declined roughly 90 basis points, driving up bond prices (bond yields and bond prices move inversely). U.S. corporate bonds, emerging-market debt, and U.S. preferred securities led the way. Global stock markets saw much more dispersion. U.S. equities were positive on balance, yet large- and mid-cap growth stocks posted double-digit percentage gains, while small-cap core and value stocks saw mid-single digit declines. Many non-U.S. markets suffered losses, with Brazil, Russia, and Switzerland being among the most prominent exceptions.

In foreign exchange markets, the Australian dollar, the British pound, and the euro were relative laggards, while the Japanese yen, many emerging-market currencies, and the U.S. dollar fared better. Oil and many other commodity markets fell; the price for gold, which staged an impressive rally, was a notable exception.

As widely expected, the U.S. Federal Reserve cut interest rates on the last day of the period, its first such move since 2008.

How did the fund perform in this environment?

The fund posted a positive return, but significantly underperformed its blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500 Index (30%). The fund's foreign exchange positions hindered results overall, weighed down by a flagging long euro position, set against the U.S. dollar, which appreciated

PORTFOLIO ALLOCATION AS OF 7/31/19 (%)

Foreign government obligations	5.2
Affiliated investment companies	2.8
Unaffiliated investment companies	2.0
Purchased options	1.5
Short-term investments and other	88.5
Commercial paper	58.7
U.S. Government	20.0
Money market funds	3.0
Other assets and liabilities, net	6.8
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       4

relative to most of its major developed-market peers. The fund's equity hedge positions served as a modest drag on performance. A number of relative value strategies also weighed on results; they included those long Chinese versus emerging-market equities; long Japanese versus U.S. equities; long U.S. communication services versus information technology equities; long U.K versus U.S. equities; and long energy versus U.S. broad-market equities.

What elements of the fund's positioning helped results?

Fixed-income positioning contributed over half of the fund's total return for the period. Allocations to U.S. credit spread sectors and emerging-market debt were among the bond positions that drove results.

Equity exposure was also additive on balance, albeit to a lesser extent. A long oil equity position, initiated in early January 2019 and closed two months later, contributed to performance, as did a long allocation to U.K. stocks, initiated in March 2019. Later in the spring, a tactical relative value position, setting long exposure to emerging-market equities against the U.S. market, also accrued gains for the fund.

In the currency markets, short exposure to the Swedish krona, offset by long positions in the Norwegian krone, in one case, and the euro, in the other, was helpful, too.

MANAGED BY

Managed by a team of portfolio managers from Manulife Investment Management

The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-3.80	0.33	3.23	1.66	28.27
Class I2	1.47	1.70	4.27	8.78	38.77
Index 1†	8.08	3.05	2.84	16.19	24.51
Index 2†	7.99	11.34	15.17	71.08	202.65
Index 3†	8.45	5.64	6.57	31.60	64.65

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Gross (%)	1.95	1.65
Net (%)	1.94	1.64

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 2 is the S&P 500 Index; Index 3 is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I2	9-30-11	13,877	13,877	12,451	30,265	16,465

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-30-11.
2	For certain types of investors as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2019	Ending value on 7-31-2019	Expenses paid during period ended 7-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,027.00	$8.54	1.70%
	Hypothetical example	1,000.00	1,016.40	8.50	1.70%
Class I	Actual expenses/actual returns	1,000.00	1,028.00	6.99	1.39%
	Hypothetical example	1,000.00	1,017.90	6.95	1.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	9

Fund’s investments
AS OF 7-31-19
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 5.2%					$530,268
(Cost $500,999)
Indonesia 5.2%					530,268
Republic of Indonesia Bond	8.250	05-15-29	IDR	7,000,000,000	530,268

	Shares	Value
Affiliated investment companies (A) 2.8%		$284,081
(Cost $274,393)
Fixed income 2.8%		284,081

Asia Pacific Total Return Bond, Class NAV, JHF II (MIM US) (B)	28,494	284,081
Unaffiliated investment companies 2.0%		$210,307
(Cost $202,259)
Exchange-traded funds 2.0%		210,307
iShares JPMorgan USD Emerging Markets Bond ETF	1,850	210,307

	Contracts/Notional amount	Value
Purchased options 1.5%		$153,478
(Cost $187,265)
Calls 0.1%		8,231
Over the Counter Option on the NOK vs. SEK (Expiration Date: 10-23-19; Strike Price: NOK 1.11; Counterparty: Morgan Stanley Company, Inc.) (C)(D)	20,000,000	8,231
Puts 1.4%		145,247
Exchange Traded Option on 1-Year Eurodollar Mid-Curve Futures (Expiration Date: 9-13-19; Strike Price: $97.50; Notional Amount: 125,000) (C)	50	156
Exchange Traded Option on 1-Year Eurodollar Mid-Curve Futures (Expiration Date: 9-13-19; Strike Price: $97.63; Notional Amount: 125,000) (C)	50	156
Exchange Traded Option on Euro-BTP Italian Government Bond Futures (Expiration Date: 8-23-19; Strike Price: EUR 136.00; Notional Amount: 2,000,000) (C)	20	4,455
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-20-19; Strike Price: $2,800.00; Notional Amount: 400) (C)	4	22,800
10	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Puts (continued)
Over the Counter Option on the EUR vs. NOK (Expiration Date: 10-11-19; Strike Price: EUR 9.60; Counterparty: Goldman Sachs Bank & Company LLC) (C)(D)	2,000,000	$4,641
Over the Counter Option on the EUR vs. NOK (Expiration Date: 10-11-19; Strike Price: EUR 9.65; Counterparty: Goldman Sachs Bank & Company LLC) (C)(D)	2,000,000	6,669
Over the Counter Option on the EUR vs. SEK (Expiration Date: 9-26-19; Strike Price: EUR 10.50; Counterparty: Citibank NA) (C)(D)	2,000,000	3,976
Over the Counter Option on the EUR vs. USD (Expiration Date: 10-23-19; Strike Price: EUR 1.14; Counterparty: HSBC Bank USA) (C)(D)	1,200,000	29,375
Over the Counter Option on the EUR vs. USD (Expiration Date: 12-20-19; Strike Price: EUR 1.12; Counterparty: HSBC Bank PLC) (C)(D)	1,500,000	23,619
Over the Counter Option on the EUR vs. USD (Expiration Date: 1-6-20; Strike Price: EUR 1.10; Counterparty: HSBC Bank USA) (C)(D)	1,500,000	12,095
Over the Counter Option on the EUR vs. USD (Expiration Date: 4-16-20; Strike Price: EUR 1.13; Counterparty: Goldman Sachs Bank USA) (C)(D)	1,200,000	25,831
Over the Counter Option on the USD vs. JPY (Expiration Date: 11-4-19; Strike Price: $106.50; Counterparty: Goldman Sachs Bank USA) (C)(D)	1,500,000	10,521
Over the Counter Option on the USD vs. NOK (Expiration Date: 9-20-19; Strike Price: $8.40; Counterparty: Citibank NA) (C)(D)	1,500,000	953

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 81.7%				$8,370,479
(Cost $8,371,413)
Commercial paper 58.7%				6,013,802
Apple, Inc.	2.400	08-06-19	475,000	474,817
CAFCO LLC	2.300	08-23-19	475,000	474,314
Gotham Funding Corp.	2.300	08-19-19	475,000	474,412
Henkel of America, Inc.	2.380	09-10-19	475,000	473,769
John Deere Canada ULC	2.320	08-13-19	475,000	474,616
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	11

	Yield* (%)	Maturity date	Par value^	Value
Commercial paper (continued)
Manhattan Asset Funding Company LLC	2.380	08-21-19	475,000	$474,359
Pfizer, Inc.	2.200	09-09-19	475,000	473,835
Philip Morris International, Inc.	2.170	08-07-19	475,000	474,797
The Boeing Company	2.420	08-14-19	475,000	474,576
The University of Chicago	2.270	09-04-19	475,000	473,937
The Walt Disney Company	2.220	09-20-19	475,000	473,508
Thunder Bay Funding LLC	2.270	08-08-19	325,000	324,830
University of California	2.500	10-08-19	475,000	472,032
U.S. Government 20.0%				2,047,589
U.S. Treasury Bill	2.059	08-22-19	2,050,000	2,047,589

	Yield (%)	Shares	Value
Money market funds 3.0%			309,088

State Street Institutional U.S. Government Money Market Fund, Premier Class	2.2608(E)	309,088	309,088

Total investments (Cost $9,536,329) 93.2%	$9,548,613
Other assets and liabilities, net 6.8%	692,451
Total net assets 100.0%	$10,241,064

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
IDR	Indonesian Rupiah
NOK	Norwegian Krone
SEK	Swedish Krona

Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing security.
(D)	For this type of option, notional amounts are equivalent to number of contracts.
(E)	The rate shown is the annualized seven-day yield as of 7-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
12	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Japan Government Bond Futures	2	Long	Sep 2019	$2,824,915	$2,827,466	$2,551
10-Year U.S. Treasury Note Futures	25	Long	Sep 2019	3,189,893	3,185,547	(4,346)
CME E-mini Financial Sector Futures	4	Long	Sep 2019	350,811	348,200	(2,611)
FTSE 100 Index Futures	5	Long	Sep 2019	446,407	459,036	12,629
MSCI China Free Index Futures	8	Long	Sep 2019	330,465	333,880	3,415
S&P 500 Index E-Mini Futures	6	Long	Sep 2019	903,303	893,850	(9,453)
Euro STOXX 50 Index Futures	11	Short	Sep 2019	(426,065)	(421,568)	4,497
MSCI Emerging Markets Index Futures	6	Short	Sep 2019	(309,405)	(307,680)	1,725
Russell 2000 E-Mini Index Futures	4	Short	Sep 2019	(315,153)	(315,340)	(187)
Ultra U.S. Treasury Bond Futures	6	Short	Sep 2019	(1,064,611)	(1,065,375)	(764)
						$7,456
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	1,000,000	NOK	6,678,592	MSCS	8/28/2019	$3,445	—
EUR	500,000	GBP	457,849	CITI	8/28/2019	—	$(2,849)
EUR	2,000,000	SEK	21,154,446	UBS	8/28/2019	24,695	—
EUR	2,400,000	USD	2,675,769	CITI	8/28/2019	—	(13,469)
GBP	454,034	EUR	500,000	HUS	8/28/2019	—	(1,796)
NOK	6,599,148	CAD	1,000,000	MSCS	8/28/2019	—	(12,422)
USD	1,500,000	CNY	10,341,375	JPM	8/28/2019	2,405	—
						$30,545	$(30,536)
WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Euro versus Norwegian Krone	GSI	EUR	10.00	Oct 2019	2,000,000	$16,781	$(9,934)
Euro versus U.S. Dollar	HSBC	EUR	1.19	Dec 2019	1,500,000	10,979	(1,924)
Euro versus U.S. Dollar	HUS	EUR	1.20	Jan 2020	1,500,000	5,264	(1,685)
Euro versus U.S. Dollar	GSI	EUR	1.20	Apr 2020	1,200,000	17,792	(4,907)
Norwegian Krone versus Swedish Krona	MSI	NOK	1.14	Oct 2019	20,000,000	2,319	(1,292)
						$53,135	$(19,742)
Puts
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	13

Foreign currency options (continued)
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Euro versus Norwegian Krone	GSI	EUR	9.25	Oct 2019	2,000,000	$7,171	$(197)
Euro versus U.S. Dollar	HUS	EUR	1.09	Oct 2019	1,200,000	11,989	(4,121)
U.S. Dollar versus Japanese Yen	GSI	USD	103.50	Nov 2019	1,500,000	7,256	(3,860)
U.S. Dollar versus Norwegian Krone	CITI	USD	8.20	Sep 2019	1,500,000	5,965	(159)
						$32,381	$(8,337)
						$85,516	$(28,079)
* For this type of option, notional amounts are equivalent to number of contracts.

Derivatives Currency Abbreviations
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
UBS	UBS AG
At 7-31-19, the aggregate cost of investments for federal income tax purposes was $9,450,441. Net unrealized appreciation aggregated to $77,558, of which $149,075 related to gross unrealized appreciation and $71,517 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-19

Assets
Unaffiliated investments, at value (Cost $9,261,936)	$9,264,532
Affiliated investments, at value (Cost $274,393)	284,081
Total investments, at value (Cost $9,536,329)	9,548,613
Unrealized appreciation on forward foreign currency contracts	30,545
Foreign currency, at value (Cost $306,343)	302,491
Collateral held at broker for futures contracts	450,000
Collateral segregated at custodian for OTC derivative contracts	27,332
Dividends and interest receivable	11,505
Receivable for investments sold	21,027
Receivable from affiliates	1,028
Other assets	2,463
Total assets	10,395,004
Liabilities
Unrealized depreciation on forward foreign currency contracts	30,536
Written options, at value (Premiums received $85,516)	28,079
Payable for futures variation margin	19,282
Payable for investments purchased	5,422
Payable to affiliates
Accounting and legal services fees	811
Transfer agent fees	1,058
Trustees' fees	96
Other liabilities and accrued expenses	68,656
Total liabilities	153,940
Net assets	$10,241,064
Net assets consist of
Paid-in capital	$10,145,279
Total distributable earnings (loss)	95,785
Net assets	$10,241,064

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($4,969,428 ÷ 623,959 shares)[1]	$7.96
Class I ($5,271,636 ÷ 656,145 shares)	$8.03
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.38

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	15

STATEMENT OF OPERATIONS For the year ended  7-31-19

Investment income
Interest	$239,168
Dividends	1,659
Less foreign taxes withheld	(2,735)
Total investment income	238,092
Expenses
Investment management fees	102,294
Distribution and service fees	14,660
Accounting and legal services fees	1,828
Transfer agent fees	12,315
Trustees' fees	290
Custodian fees	34,631
Printing and postage	13,942
Professional fees	51,620
Other	15,969
Total expenses	247,549
Less expense reductions	(89,929)
Net expenses	157,620
Net investment income	80,472
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(148,239)
Affiliated investments	18
Futures contracts	(40,428)
Forward foreign currency contracts	(29,012)
Written options	176,528
Swap contracts	81,731
40,598
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	19,753
Affiliated investments	9,688
Futures contracts	9,090
Forward foreign currency contracts	(1,623)
Written options	(20,730)
16,178
Net realized and unrealized gain	56,776
Increase in net assets from operations	$137,248

16	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-19	Year ended 7-31-18
Increase (decrease) in net assets
From operations
Net investment income	$80,472	$137,175
Net realized gain	40,598	2,950,225
Change in net unrealized appreciation (depreciation)	16,178	(2,503,267)
Increase in net assets resulting from operations	137,248	584,133
Distributions to shareholders
From net investment income and net realized gain
Class A	(1,082,050)	—
Class I	(1,230,106)	—
From net investment income
Class A	—	(168,105)
Class I	—	(205,847)
Total distributions	(2,312,156)	(373,952)
From fund share transactions	1,902,415	(31,994,575)
Total decrease	(272,493)	(31,784,394)
Net assets
Beginning of year	10,513,557	42,297,951
End of year[1]	$10,241,064	$10,513,557

[1]	Net assets - End of year includes undistributed net investment income of $(85,379) at July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	17

Financial highlights
CLASS A SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$10.13	$10.50	$10.09	$10.43	$10.92
Net investment income[1]	0.05	0.07	0.12	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.01	(0.08)	0.45	(0.27)	(0.10)
Total from investment operations	0.06	(0.01)	0.57	(0.10)	0.11
Less distributions
From net investment income	—	(0.36)	(0.16)	(0.23)	(0.32)
From net realized gain	(2.23)	—	—	(0.01)	(0.28)
Total distributions	(2.23)	(0.36)	(0.16)	(0.24)	(0.60)
Net asset value, end of period	$7.96	$10.13	$10.50	$10.09	$10.43
Total return (%)[2,3]	1.23	(0.17)	5.74	(0.96)	1.07
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$32	$30	$31
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	2.57	1.89	1.71	1.77	1.66
Expenses including reductions[4]	1.70	1.70	1.70	1.70	1.66
Net investment income	0.63	0.62	1.22	1.67	1.93
Portfolio turnover (%)	173	171	73	55	62

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
18	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$10.18	$10.52	$10.12	$10.46	$10.95
Net investment income[1]	0.08	0.05	0.16	0.20	0.24
Net realized and unrealized gain (loss) on investments	— [2]	— [2]	0.43	(0.27)	(0.10)
Total from investment operations	0.08	0.05	0.59	(0.07)	0.14
Less distributions
From net investment income	—	(0.39)	(0.19)	(0.26)	(0.35)
From net realized gain	(2.23)	—	—	(0.01)	(0.28)
Total distributions	(2.23)	(0.39)	(0.19)	(0.27)	(0.63)
Net asset value, end of period	$8.03	$10.18	$10.52	$10.12	$10.46
Total return (%)[3]	1.47	0.32	5.94	(0.63)	1.40
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6	$10	$10	$9
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	2.28	1.59	1.40	1.45	1.35
Expenses including reductions[4]	1.39	1.39	1.39	1.39	1.35
Net investment income	0.93	0.66	1.53	1.98	2.24
Portfolio turnover (%)	173	171	73	55	62

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	19

Notes to financial statements
Note 1—Organization
John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mid-price of the last quoted bid and ask prices from the primary exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
20	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2019, by major security category or type:
	Total value at 7-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$530,268	—	$530,268	—
Affiliated investment companies	284,081	$284,081	—	—
Unaffiliated investment companies	210,307	210,307	—	—
Purchased options	153,478	27,567	125,911	—
Short-term investments	8,370,479	309,088	8,061,391	—
Total investments in securities	$9,548,613	$831,043	$8,717,570	—
Derivatives:
Assets
Futures	$24,817	$24,817	—	—
Forward foreign currency contracts	30,545	—	$30,545	—
Liabilities
Futures	(17,361)	(17,361)	—	—
Forward foreign currency contracts	(30,536)	—	(30,536)	—
Written options	(28,079)	—	(28,079)	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	21

interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2019 were $2,046.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
22	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2019, the fund has a short-term capital loss carryforward of $39,601 and a long-term capital loss carryforward of $4,612 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2019 and 2018 was as follows:
	July 31, 2019	July 31, 2018
Ordinary income	—	$373,952
Long-term capital gains	$2,312,156	—
Total	$2,312,156	$373,952
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2019, the components of distributable earnings on a tax basis consisted of $66,204 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	23

underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Collateral or margin requirements are set by the broker or applicable clearinghouse. Collateral is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments.
During the year ended July 31, 2019, the fund used futures contracts to manage against anticipated changes in
24	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

securities markets, gain exposure to certain securities markets, as a substitute for securities purchased and to maintain diversity of the portfolio. The fund held futures contracts with USD notional values ranging from $5.0 million to $22.1 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2019, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and as a substitute for securities purchased. The fund held forward foreign currency contracts with USD notional values ranging from $4.0 million to $16.2 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended July 31, 2019, the fund used purchased options contracts to manage against anticipated currency exchange rates, to gain exposure to foreign currency and as a substitute for securities purchased. The fund held purchased options contracts with market values ranging from $87,000 to $178,000, as measured at
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	25

each quarter end.
During the year ended July 31, 2019, the fund wrote option contracts to manage against anticipated currency exchange rates, to gain exposure to foreign currency and as a substitute for securities purchased. The fund held written option contracts with market values ranging from $14,000 to $81,000, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended ended July 31, 2019, the fund used interest rate swaps to manage against anticipated interest rate changes, gain exposure to certain securities markets and as a temporary substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging up to $22.5 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2019 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	$2,551	$(5,110)
Equity	Receivable/payable for futures variation margin	Futures [1]	22,266	(12,251)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	30,545	(30,536)
Interest rate	Unaffiliated investments, at value[2]	Purchased options	4,767	—
Foreign currency	Unaffiliated investments, at value[2]	Purchased options	125,911	—
Equity	Unaffiliated investments, at value[2]	Purchased options	22,800	—
26	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Written options, at value	Written options	—	$(28,079)
			$208,840	$(75,976)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Purchased options are included in the Fund's investments.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund's exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$30,545	($30,536)
Purchased options	125,911	-
Written options	-	(28,079)
Totals	$156,456	($58,615)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Fund	Net Exposure
Citibank, N.A.	($11,548)	—	—	($11,548)
Goldman Sachs International	28,764	—	—	28,764
HSBC Bank PLC	23,619	—	—	23,619
HSBC Bank USA, N.A.	31,944	—	—	31,944
JPMorgan Chase Bank, N.A.	2,405	—	—	2,405
Morgan Stanley Capital Services Inc	6,939	—	—	6,939
Morgan Stanley & Co. International PLC	(8,977)	—	—	(8,977)
UBS AG	24,695	—	—	24,695
Total	$97,841	—	—	$97,841
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$14,038	$96,039	—	$24,653	$81,731	$216,461
Foreign currency	(171,333)	—	$(29,012)	147,178	—	(53,167)
Credit	—	(136,467)	—	—	—	(136,467)
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	27

	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Equity	$(20,665)	—	—	$4,697	—	(15,968)
Total	$(177,960)	$(40,428)	$(29,012)	$176,528	$81,731	$10,859

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	$(7,866)	$767	—	—	$(7,099)
Foreign currency	9,992	—	$(1,623)	$(20,730)	(12,361)
Equity	(7,951)	8,323	—	—	372
Total	$(5,825)	$9,090	$(1,623)	$(20,730)	$(19,088)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund’s average daily net assets and (b) 0.95% of the fund’s average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
28	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount equal to the amount by which the expenses of Class A and Class I shares exceed 1.70% and 1.39%, respectively, of average annual net assets (on an annualized basis). For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement may be terminated at anytime by the Advisor upon notice to the fund.
For the year ended July 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$42,367
Class I	47,562
Total	$89,929
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2019, were equivalent to a net annual effective rate of 0.12% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares may be subject to up-front sales charges. For the year ended July 31, 2019, no sales charges were assessed.
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	29

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2019, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$14,660	$5,539
Class I	—	6,776
Total	$14,660	$12,315
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$500,000	1	1.910%	$27
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2019 and 2018 were as follows:
30	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	—	—	468,051	$5,000,000
Distributions reinvested	139,619	$1,082,050	16,289	168,105
Repurchased	—	—	(3,048,222)	(32,562,941)
Net increase (decrease)	139,619	$1,082,050	(2,563,882)	$(27,394,836)
Class I shares
Sold	6,568	$51,574	476,551	$5,103,441
Distributions reinvested	157,706	1,230,106	19,927	205,847
Repurchased	(58,934)	(461,315)	(924,521)	(9,909,027)
Net increase (decrease)	105,340	$820,365	(428,043)	$(4,599,739)
Total net increase (decrease)	244,959	$1,902,415	(2,991,925)	$(31,994,575)
Affiliates of the fund owned 100% of shares of Class A and Class I on July 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,466,844 and $640,946, respectively, for the year ended July 31, 2019.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Asia Pacific Total Return Bond	—	28,557	(63)	28,494	—	—	$18	$9,688	$284,081
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Diversified Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Diversified Strategies Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $2,312,150 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	33

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor, formerly known as "John Hancock Asset Management a division of Manulife Asset Management (US) LLC") for John Hancock Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent

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legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

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(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2018. The Board also noted that the fund outperformed its peer group average for the one- and five-year periods and underperformed its peer group average for the three-year period ended December 31, 2018. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one- and five year periods. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

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The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

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(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

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The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       39

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	213
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	213
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	213
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	213
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	213
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	213
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[4] Born: 1947	2008	213
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	213
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	213
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	213
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2000-2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	213
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       42

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	213
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	213
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       43

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
4	Mr. Hoffman retired as Trustee effective August 31, 2019.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Theron S. Hoffman#
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Christopher Fellingham
Andrew Graham
Mark Holden, CFA
Nathan Thooft, CFA
Christopher Walsh, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
** Effective 9-13-18
# Retired effective 8-31-19

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

392A 7/19 9/19

John Hancock

Global Absolute Return Strategies Fund

Annual report 7/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R6, and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a rather volatile time for capital markets during the 12 months ended July 31, 2019, with investor uncertainty surrounding trade relations between the United States and China and the broader health of the global economy leading to some dramatic swings in performance. The trend in longer-term yields was decidedly downward, with the 10-year U.S. Treasury finishing the period at just above 2%, triggering an inverted yield curve shortly after period end. In July, the U.S. Federal Reserve stepped in with a reduction in short-term interest rates in an attempt to offer a measure of stimulus to jittery markets, and investors greeted the news favorably. The commodity markets were mixed, with oil and some other natural resources down but gold, historically a strong performer in times of uncertainty, up sharply.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly as the threat of a recession looms. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

.

John Hancock
Global Absolute Return Strategies Fund

2	Your fund at a glance
5	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
36	Financial statements
40	Financial highlights
46	Notes to financial statements
62	Report of independent registered public accounting firm
63	Tax information
64	Continuation of investment advisory and subadvisory agreements
73	Trustees and Officers
77	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/19 (%)

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets, and is included here as a broad measure of market performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund was up

The fund posted a positive total return, finishing ahead of its cash benchmark, the ICE BofA ML USD 6-Month Deposit Offered Rate Constant Maturity Index, and the global equity market.

Credit and duration contributed

Global interest rates declined driving up bond prices around the world, and the fund's European forward-start interest-rate strategy was among those driving total returns.

Equity exposure detracted

The fund's equity allocations across emerging markets, global oil majors, and continental European companies weighed down performance for the period.

PORTFOLIO COMPOSITION AS OF 7/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       3

PORTFOLIO ALLOCATION AS OF 7/31/19 (%)

Foreign government obligations	28.6
Common stocks	12.8
Energy	3.3
Financials	1.8
Health care	1.5
Industrials	1.1
Consumer staples	1.1
Consumer discretionary	1.0
Information technology	1.0
Communication services	0.7
Materials	0.6
Utilities	0.5
Real estate	0.2
U.S. Government	7.8
Corporate bonds	7.0
Purchased options	0.8
Short-term investments and other	43.0
Time deposits	20.8
Money market funds	10.6
Commercial paper	3.7
U.S. Government	3.1
Certificate of deposit	1.8
Other assets and liabilities, net	3.0
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       4

Discussion of fund performance

Note: Effective August 28, 2019, John Hancock Global Absolute Return Strategies Fund was renamed John Hancock Multi-Asset Absolute Return Fund and will be managed by Nordea Investment Management North America, Inc. The interview below is with the fund's previous manager, Aberdeen Standard Investments Inc.

How would you describe the macroeconomic and market backdrop during the 12 months ended July 31, 2019?

Most fixed-income markets across different regions and sectors produced positive returns during the period. Global stock markets saw much more dispersion. U.S. equities were positive on balance, yet large- and mid-cap growth stocks posted double-digit percentage gains, while small-cap core and value stocks saw mid-single-digit declines. Many non-U.S. markets suffered losses, with Brazil, Russia, and Switzerland being among the most prominent exceptions.

In foreign exchange markets, the Australian dollar, the British pound, and the euro were relative laggards, while the Japanese yen, many emerging-market currencies, and the U.S. dollar fared better. Oil and many other commodity markets fell; the price for gold, which staged an impressive rally, was a notable exception. As widely expected, the U.S. Federal Reserve cut interest rates on the last day of the period, its first such move since 2008.

COUNTRY COMPOSITION AS OF 7/31/19 (%)

United States	33.1
France	17.4
Mexico	8.7
United Kingdom	4.9
Germany	4.7
Belgium	3.8
Canada	3.3
Sweden	2.9
Japan	2.5
Indonesia	1.9
Other countries	16.8
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       5

What fund strategies contributed to and detracted from performance?

Supportive measures from global central banks provided a favorable environment for duration exposure. In particular, the fund's European forward-start interest rates, U.S. real yields, Canadian interest rates, and European yield curve flattener strategies delivered positive returns. Credit markets moved higher, too, as expectations further policy relaxation lifted sentiment. This boosted the fund's emerging-market income, Brazilian government bonds, and high-yield credit positions.

Conversely, the fund's European and emerging-market equity allocations detracted from performance, as did its global equity oil majors strategy as global trade tensions tempered expectations for oil demand. Elsewhere, the fund's short Australian banks strategy was hurt by surprise election results and expectations that Australia's central bank would make renewed efforts to stimulate the economy.

Can you tell us about a recent change made to the fund based on market conditions?

Shortly before the close of the period, we reduced the fund's European interest-rate exposure and opened the Canadian interest-rate position. Given recent strong economic data in Canada, most market participants seem to expect fewer rate cuts there in comparison with the more extensive anticipated cuts elsewhere.

Can you tell us about a recent change to the fund's management?

Effective April 5, 2019, I replaced portfolio manager Guy Stern, who retired.

MANAGED BY

Aymeric N. Forest, CFA On the fund since 2019 Investing since 1997

The views expressed in this report are exclusively those of Aymeric N. Forest, CFA, Aberdeen Standard Investments Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-1.06	-0.09	1.77	-0.43	14.29
Class C2	2.42	0.25	1.80	1.27	14.57
Class I3	4.40	1.24	2.80	6.38	23.39
Class R2[2,3]	4.07	0.80	2.28	4.04	18.76
Class R6[2,3]	4.59	1.37	2.87	7.05	24.03
Class NAV[3]	4.59	1.37	2.90	7.04	24.35
Index 1†	2.83	1.26	1.03	6.45	8.12
Index 2†	3.62	7.05	11.21	40.60	124.65

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.65	2.35	1.35	1.76	1.26	1.24
Net (%)	1.64	2.34	1.34	1.75	1.25	1.23

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index; Index 2 is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Absolute Return Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	12-19-11	11,457	11,457	10,812	22,465
Class I3	12-19-11	12,339	12,339	10,812	22,465
Class R2[2,3]	12-19-11	11,876	11,876	10,812	22,465
Class R6[2,3]	12-19-11	12,403	12,403	10,812	22,465
Class NAV[3]	12-19-11	12,435	12,435	10,812	22,465

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets and is included here as a broad measure of market performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-1-12; Class R2 and Class R6 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares (first offered on 12-19-11) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2019, with the same investment held until July 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2019	Ending value on 7-31-2019	Expenses paid during period ended 7-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,045.60	$ 8.67	1.71%
	Hypothetical example	1,000.00	1,016.30	8.55	1.71%
Class C	Actual expenses/actual returns	1,000.00	1,042.60	12.26	2.42%
	Hypothetical example	1,000.00	1,012.80	12.08	2.42%
Class I	Actual expenses/actual returns	1,000.00	1,047.10	7.21	1.42%
	Hypothetical example	1,000.00	1,017.80	7.10	1.42%
Class R2	Actual expenses/actual returns	1,000.00	1,044.80	9.28	1.83%
	Hypothetical example	1,000.00	1,015.70	9.15	1.83%
Class R6	Actual expenses/actual returns	1,000.00	1,047.90	6.65	1.31%
	Hypothetical example	1,000.00	1,018.30	6.56	1.31%
Class NAV	Actual expenses/actual returns	1,000.00	1,048.00	6.50	1.28%
	Hypothetical example	1,000.00	1,018.40	6.41	1.28%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
10	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-19
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 7.8%					$64,136,465
(Cost $59,395,405)
United States 7.8%					64,136,465
U.S. Treasury
Treasury Inflation Protected Security	0.625	02-15-43		5,939,700	6,478,638
Treasury Inflation Protected Security	0.750	02-15-42		5,967,300	6,852,205
Treasury Inflation Protected Security	0.750	02-15-45		5,945,100	6,461,025
Treasury Inflation Protected Security	0.875	02-15-47		7,117,600	7,772,165
Treasury Inflation Protected Security	1.000	02-15-46		5,405,700	6,182,681
Treasury Inflation Protected Security	1.000	02-15-48		4,836,700	5,339,475
Treasury Inflation Protected Security	1.000	02-15-49		301,300	328,108
Treasury Inflation Protected Security	1.375	02-15-44		5,925,600	7,459,515
Treasury Inflation Protected Security	2.125	02-15-40		3,900,700	5,955,616
Treasury Inflation Protected Security	2.125	02-15-41		6,181,000	9,380,151

Treasury Inflation Protected Security (A)	3.375	04-15-32		975,600	1,926,886
Foreign government obligations 28.6%					$234,499,754
(Cost $220,545,483)
Argentina 0.1%					481,493
Republic of Argentina Bond (Argentina Blended Historical Policy Rate) (B)	62.815	06-21-20	ARS	20,268,054	481,493
Brazil 1.7%					14,377,119
Federative Republic of Brazil
Note	10.000	01-01-23	BRL	40,460,000	11,843,102
Note	10.000	01-01-25	BRL	3,889,000	1,169,581
Note	10.000	01-01-27	BRL	4,446,000	1,364,436
Chile 0.2%					1,551,144
Republic of Chile Bond	4.500	03-01-21	CLP	1,035,000,000	1,551,144
Colombia 1.1%					8,956,175
Republic of Colombia
Bond	7.500	08-26-26	COP	3,460,100,000	1,171,225
Bond	7.750	09-18-30	COP	8,685,400,000	3,021,376
Bond	10.000	07-24-24	COP	12,931,900,000	4,763,574
Costa Rica 0.1%					744,443
Republic of Costa Rica Bond	10.350	06-19-30	CRC	415,000,000	744,443
Czech Republic 0.1%					1,080,013
Czech Republic
Bond	2.000	10-13-33	CZK	17,310,000	785,259
Bond	4.200	12-04-36	CZK	4,990,000	294,754
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	11

	Rate (%)	Maturity date		Par value^	Value
France 8.5%					$69,592,719
Government of France
Bond (C)	1.500	05-25-50	EUR	31,067,800	41,463,375
Bond (C)	2.000	05-25-48	EUR	18,931,000	28,129,344
Hungary 0.4%					3,213,744
Republic of Hungary Bond	1.000	09-23-20	HUF	937,430,000	3,213,744
Indonesia 1.9%					15,786,260
Republic of Indonesia
Bond	5.625	05-15-23	IDR	7,191,000,000	496,183
Bond	7.000	05-15-22	IDR	24,379,000,000	1,764,555
Bond	7.000	05-15-27	IDR	61,104,000,000	4,315,685
Bond	7.500	08-15-32	IDR	16,061,000,000	1,128,693
Bond	7.500	05-15-38	IDR	9,271,000,000	645,180
Bond	8.125	05-15-24	IDR	5,183,000,000	389,683
Bond	8.250	05-15-36	IDR	15,469,000,000	1,156,506
Bond	8.375	09-15-26	IDR	28,847,000,000	2,194,035
Bond	8.375	03-15-34	IDR	48,771,000,000	3,695,740
Malaysia 0.8%					6,762,122
Government of Malaysia
Bond	3.757	04-20-23	MYR	4,790,000	1,175,539
Bond	3.844	04-15-33	MYR	2,567,000	622,837
Bond	4.059	09-30-24	MYR	10,503,000	2,613,011
Bond	4.181	07-15-24	MYR	4,113,000	1,028,770
Bond	4.935	09-30-43	MYR	4,858,000	1,321,965
Mexico 8.6%					70,242,458
Government of Mexico
Bond	6.500	06-09-22	MXN	38,013,900	1,942,793
Bond	7.500	06-03-27	MXN	34,834,900	1,820,640
Bond	7.750	11-13-42	MXN	69,220,800	3,552,037
Bond	8.000	12-07-23	MXN	165,570,300	8,860,770
Bond	8.000	11-07-47	MXN	190,063,400	9,998,592
Bond	8.500	05-31-29	MXN	34,600,300	1,927,650
Bond	8.500	11-18-38	MXN	101,969,000	5,657,161
Bond	10.000	12-05-24	MXN	533,596,600	31,139,683
Bond	10.000	11-20-36	MXN	84,824,000	5,343,132
Peru 0.5%					3,891,388
Republic of Peru
Bond (C)	5.940	02-12-29	PEN	7,723,000	2,609,946
Bond	6.900	08-12-37	PEN	3,475,000	1,281,442
Philippines 0.4%					3,402,626
Republic of Philippines
Bond	5.750	04-12-25	PHP	98,980,000	2,046,623
Bond	6.250	03-22-28	PHP	33,450,000	726,795
12	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Philippines (continued)
Bond	6.250	01-14-36	PHP	11,000,000	$251,388
Bond	6.875	01-10-29	PHP	16,560,000	377,820
Poland 1.0%					8,172,348
Republic of Poland
Bond	1.500	04-25-20	PLN	13,470,000	3,483,010
Bond	2.500	04-25-24	PLN	2,224,000	591,128
Bond	5.250	10-25-20	PLN	13,400,000	3,622,607
Bond	5.500	10-25-19	PLN	1,825,000	475,603
Romania 0.0%					102,863
Government of Romania Bond	5.000	02-12-29	RON	420,000	102,863
South Africa 1.1%					9,102,501
Republic of South Africa
Bond	6.250	03-31-36	ZAR	10,383,000	521,630
Bond	8.000	01-31-30	ZAR	35,191,000	2,286,047
Bond	8.250	03-31-32	ZAR	5,414,000	346,046
Bond	8.750	02-28-48	ZAR	34,835,000	2,145,617
Bond	9.000	01-31-40	ZAR	15,663,000	1,009,574
Bond	10.500	12-21-26	ZAR	35,902,000	2,793,587
Thailand 1.3%					10,323,279
Kingdom of Thailand
Bond	1.250	03-12-28	THB	232,975,000	7,738,537
Bond	3.650	12-17-21	THB	36,563,000	1,242,829
Bond	3.775	06-25-32	THB	34,262,000	1,341,913
Turkey 0.5%					4,271,929
Republic of Turkey
Bond	7.100	03-08-23	TRY	7,405,000	1,033,595
Bond	9.500	01-12-22	TRY	2,442,000	385,924
Bond	11.000	02-24-27	TRY	5,403,000	794,815
Bond	12.200	01-18-23	TRY	12,482,000	2,057,595
Uruguay 0.3%					2,445,130

Republic of Uruguay Bond	4.375	12-15-28	UYU	42,416,393	2,445,130
Corporate bonds 7.0%					$57,412,136
(Cost $56,453,493)
Australia 0.1%					547,474
BHP Billiton Finance, Ltd. (6.500% to 10-22-22, then 5 Year British Pound Swap Rate + 4.817%)	6.500	10-22-77	GBP	225,000	311,246
Mineral Resources, Ltd. (C)	8.125	05-01-27		225,000	236,228
Austria 0.0%					271,659
Sappi Papier Holding GmbH	4.000	04-01-23	EUR	240,000	271,659
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
Canada 0.1%					$1,069,810
Clearwater Seafoods, Inc. (C)	6.875	05-01-25		400,000	405,000
Entertainment One, Ltd. (C)	4.625	07-15-26	GBP	160,000	199,904
First Quantum Minerals, Ltd. (C)	7.500	04-01-25		475,000	464,906
Cayman Islands 0.1%					645,750
UPCB Finance IV, Ltd. (C)	5.375	01-15-25		630,000	645,750
Colombia 0.1%					428,426
Tecnoglass, Inc. (C)	8.200	01-31-22		399,000	428,426
Denmark 0.2%					1,576,721
Danske Bank A/S (5.875% to 4-6-22, then 7 Year Euro Swap Rate + 5.471%) (D)	5.875	04-06-22	EUR	225,000	263,709
DKT Finance ApS (C)	9.375	06-17-23		1,213,000	1,313,012
France 0.2%					1,753,697
Casino Guichard Perrachon SA	4.561	01-25-23	EUR	200,000	192,293
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (C)(D)	7.875	01-23-24		680,000	750,120
Crown European Holdings SA	2.250	02-01-23	EUR	295,000	345,521
La Financiere Atalian SASU	4.000	05-15-24	EUR	115,000	88,212
SPCM SA (C)	4.875	09-15-25		373,000	377,551
Germany 0.2%					1,267,888
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (D)	7.625	04-30-20	EUR	200,000	229,434
Nidda Healthcare Holding GmbH	3.500	09-30-24	EUR	220,000	252,781
Tele Columbus AG (C)	3.875	05-02-25	EUR	290,000	297,947
Unitymedia Hessen GmbH & Company KG	4.000	01-15-25	EUR	425,000	487,726
India 0.0%					301,940
Vedanta Resources, Ltd. (C)	6.375	07-30-22		303,000	301,940
Ireland 0.2%					1,590,680
Ardagh Packaging Finance PLC (C)	4.250	09-15-22		200,000	203,100
Ardagh Packaging Finance PLC (C)	4.625	05-15-23		200,000	205,000
Ardagh Packaging Finance PLC	6.750	05-15-24	EUR	235,000	275,142
C&W Senior Financing DAC (C)	6.875	09-15-27		291,000	304,473
Perrigo Finance Unlimited Company	4.375	03-15-26		300,000	304,109
Smurfit Kappa Acquisitions ULC	4.125	01-30-20	EUR	265,000	298,856
Israel 0.0%					145,350
Teva Pharmaceutical Finance Company BV	3.650	11-10-21		153,000	145,350
14	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Italy 0.2%					$1,319,374
Telecom Italia Finance SA	7.750	01-24-33	EUR	221,000	355,782
Telecom Italia SpA (C)	5.303	05-30-24		372,000	392,925
UniCredit SpA	6.950	10-31-22	EUR	255,000	335,759
Wind Tre SpA	2.625	01-20-23	EUR	210,000	234,908
Luxembourg 0.2%					1,705,849
Cirsa Finance International Sarl (C)	6.250	12-20-23	EUR	328,000	390,485
Cirsa Finance International Sarl (C)	7.875	12-20-23		352,000	371,547
Dufry Finance SCA	4.500	08-01-23	EUR	175,000	198,530
Lincoln Financing Sarl (C)	3.625	04-01-24	EUR	202,000	230,421
Lincoln Financing Sarl (Greater of 3 month EURIBOR + 3.875% or 3.875%) (B)(C)	3.875	04-01-24	EUR	131,000	145,922
Matterhorn Telecom SA	3.875	05-01-22	EUR	330,000	368,944
Mexico 0.1%					970,018
Cemex SAB de CV (C)	5.700	01-11-25		270,000	277,088
Petroleos Mexicanos	7.190	09-12-24	MXN	16,047,300	692,930
Netherlands 0.5%					3,861,624
Cimpress NV (C)	7.000	06-15-26		429,000	430,073
Energizer Gamma Acquisition BV (C)	4.625	07-15-26	EUR	310,000	357,927
InterXion Holding NV (C)	4.750	06-15-25	EUR	385,000	463,451
OCI NV	5.000	04-15-23	EUR	335,000	389,388
OI European Group BV (C)	4.000	03-15-23		502,000	504,510
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	160,000	154,292
Teva Pharmaceutical Finance Netherlands II BV	3.250	04-15-22	EUR	145,000	154,034
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28		611,000	546,845
Trivium Packaging Finance BV (C)	3.750	08-15-26	EUR	100,000	114,575
Ziggo Bond Company BV (C)	4.625	01-15-25	EUR	439,000	500,647
Ziggo Bond Company BV	7.125	05-15-24	EUR	84,463	97,591
Ziggo BV	4.250	01-15-27	EUR	125,000	148,291
Norway 0.0%					420,523
Nassa Topco AS	2.875	04-06-24	EUR	360,000	420,523
Sweden 0.1%					515,800
Intrum AB (C)	3.500	07-15-26	EUR	217,000	241,629
Verisure Holding AB (C)	3.500	05-15-23	EUR	238,000	274,171
Switzerland 0.0%					300,336
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.455%) (D)	6.250	12-18-24		285,000	300,336
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	15

	Rate (%)	Maturity date		Par value^	Value
United Kingdom 0.4%					$3,544,166
Arqiva Broadcast Finance PLC	6.750	09-30-23	GBP	370,000	480,023
CYBG PLC (8.000% to 12-8-22, then 5 Year British Pound Swap Rate + 6.250%) (D)	8.000	12-08-22	GBP	200,000	233,491
Jaguar Land Rover Automotive PLC	4.500	01-15-26	EUR	115,000	110,554
KCA Deutag UK Finance PLC (C)	9.625	04-01-23		434,000	295,120
Pinnacle Bidco PLC	6.375	02-15-25	GBP	250,000	320,200
TalkTalk Telecom Group PLC	5.375	01-15-22	GBP	250,000	310,948
Tesco Property Finance 2 PLC	6.052	10-13-39	GBP	219,760	353,353
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (D)	8.625	08-15-21		700,000	744,625
Virgin Media Finance PLC (C)	6.000	10-15-24		520,000	540,150
Virgin Media Secured Finance PLC (6.000% to 1-15-21, then 11.000% thereafter) (C)	6.000	01-15-25	GBP	115,000	155,702
United States 4.3%					35,175,051
ACI Worldwide, Inc. (C)	5.750	08-15-26		418,000	433,665
Alliance Data Systems Corp. (C)	5.375	08-01-22		681,000	690,153
Ally Financial, Inc.	3.875	05-21-24		74,000	76,220
Ally Financial, Inc.	5.750	11-20-25		478,000	533,568
Avantor, Inc.	4.750	10-01-24	EUR	467,000	552,947
Avis Budget Car Rental LLC (C)	5.750	07-15-27		208,000	210,080
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (D)	6.300	03-10-26		264,000	295,680
Bausch Health Americas, Inc. (C)	8.500	01-31-27		69,000	75,993
Bausch Health Companies, Inc. (C)	5.500	11-01-25		236,000	245,440
Bausch Health Companies, Inc. (C)	7.000	03-15-24		736,000	776,480
Berry Global, Inc. (C)	4.875	07-15-26		248,000	257,920
Bruin E&P Partners LLC (C)	8.875	08-01-23		509,000	380,478
Builders FirstSource, Inc. (C)	5.625	09-01-24		393,000	406,755
Builders FirstSource, Inc. (C)	6.750	06-01-27		13,000	13,683
Calpine Corp. (C)	5.250	06-01-26		275,000	277,756
CCO Holdings LLC (C)	5.375	06-01-29		115,000	119,169
CCO Holdings LLC (C)	5.875	04-01-24		244,000	253,455
Cedar Fair LP (C)	5.250	07-15-29		232,000	240,120
CEMEX Finance LLC (C)	6.000	04-01-24		490,000	502,863
Century Communities, Inc.	5.875	07-15-25		264,000	265,320
Century Communities, Inc. (C)	6.750	06-01-27		105,000	108,413
CenturyLink, Inc.	5.625	04-01-20		307,000	311,027
Charter Communications Operating LLC	6.384	10-23-35		581,000	685,915
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24		692,000	787,164
Cheniere Energy Partners LP	5.250	10-01-25		302,000	312,954
Clean Harbors, Inc. (C)	4.875	07-15-27		238,000	245,407
16	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Clean Harbors, Inc. (C)	5.125	07-15-29		33,000	$34,784
Colfax Corp. (C)	6.000	02-15-24		106,000	112,261
Colfax Corp. (C)	6.375	02-15-26		204,000	218,345
Commercial Metals Company	5.750	04-15-26		489,000	503,670
CommScope, Inc. (C)	6.000	03-01-26		340,000	343,723
CommScope, Inc. (C)	8.250	03-01-27		106,000	104,410
Consolidated Communications, Inc.	6.500	10-01-22		506,000	458,748
CSC Holdings LLC (C)	6.500	02-01-29		389,000	428,873
CSC Holdings LLC (C)	10.875	10-15-25		497,000	566,118
Cumulus Media New Holdings, Inc. (C)	6.750	07-01-26		228,000	232,845
CyrusOne LP	5.375	03-15-27		178,000	189,125
DaVita, Inc.	5.125	07-15-24		207,000	207,776
Dell International LLC (C)	5.300	10-01-29		634,000	674,206
Dell International LLC (C)	5.875	06-15-21		437,000	444,554
Delta Air Lines, Inc.	4.375	04-19-28		309,000	324,149
Diamondback Energy, Inc.	5.375	05-31-25		501,000	526,050
DISH DBS Corp.	5.000	03-15-23		434,000	418,810
Encompass Health Corp.	5.750	11-01-24		388,000	392,373
Energy Transfer Operating LP	5.875	01-15-24		218,000	242,009
Energy Transfer Operating LP	7.500	10-15-20		199,000	210,189
ESH Hospitality, Inc. (C)	5.250	05-01-25		353,000	363,149
GCI LLC (C)	6.625	06-15-24		175,000	186,375
General Motors Financial Company, Inc. (5.750% to 9-30-27, then 3 month LIBOR + 3.598%) (D)	5.750	09-30-27		293,000	273,223
GLP Capital LP	5.375	04-15-26		248,000	269,854
Graham Holdings Company (C)	5.750	06-01-26		88,000	93,738
Gray Television, Inc. (C)	7.000	05-15-27		349,000	381,719
Harland Clarke Holdings Corp. (C)	8.375	08-15-22		43,000	36,335
HCA, Inc.	7.500	11-15-95		841,000	899,870
International Game Technology PLC (C)	3.500	07-15-24	EUR	258,000	309,106
International Game Technology PLC (C)	3.500	06-15-26	EUR	153,000	178,560
IQVIA, Inc.	3.250	03-15-25	EUR	215,000	244,227
Iron Mountain, Inc. (C)	5.250	03-15-28		348,000	349,740
j2 Cloud Services LLC (C)	6.000	07-15-25		583,000	615,357
Lennar Corp.	4.750	11-29-27		854,000	896,700
MDC Holdings, Inc.	6.000	01-15-43		521,000	513,185
Meredith Corp.	6.875	02-01-26		516,000	545,670
MGM Resorts International	5.500	04-15-27		288,000	305,364
Moss Creek Resources Holdings, Inc. (C)	7.500	01-15-26		622,000	486,715
MPT Operating Partnership LP	4.000	08-19-22	EUR	215,000	263,291
NBM US Holdings, Inc. (C)	7.000	05-14-26		311,000	320,797
Netflix, Inc.	5.875	11-15-28		561,000	614,996
Netflix, Inc. (C)	6.375	05-15-29		159,000	178,032
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
New Enterprise Stone & Lime Company, Inc. (C)	6.250	03-15-26		313,000	$320,356
Nine Energy Service, Inc. (C)	8.750	11-01-23		170,000	166,175
Novelis Corp. (C)	5.875	09-30-26		118,000	122,278
Novelis Corp. (C)	6.250	08-15-24		495,000	518,522
NRG Energy, Inc. (C)	5.250	06-15-29		115,000	121,158
NRG Energy, Inc.	7.250	05-15-26		263,000	283,940
Oasis Petroleum, Inc.	6.875	03-15-22		387,000	385,200
Oasis Petroleum, Inc.	6.875	01-15-23		81,000	79,684
Parsley Energy LLC (C)	5.375	01-15-25		302,000	305,793
Parsley Energy LLC (C)	5.625	10-15-27		45,000	46,463
Pitney Bowes, Inc.	3.875	10-01-21		43,000	41,826
Post Holdings, Inc. (C)	5.000	08-15-26		424,000	433,010
Qwest Capital Funding, Inc.	6.875	07-15-28		254,000	233,045
Qwest Capital Funding, Inc.	7.750	02-15-31		254,000	234,950
SM Energy Company	6.750	09-15-26		429,000	386,100
Sprint Corp.	7.625	02-15-25		490,000	542,690
Sprint Corp.	7.875	09-15-23		382,000	424,498
Staples, Inc. (C)	7.500	04-15-26		413,000	422,293
Steel Dynamics, Inc.	4.125	09-15-25		255,000	256,048
Steel Dynamics, Inc.	5.000	12-15-26		248,000	259,160
SunCoke Energy Partners LP (C)	7.500	06-15-25		305,000	302,316
Tenet Healthcare Corp.	4.500	04-01-21		131,000	133,129
Tenet Healthcare Corp.	4.625	07-15-24		451,000	459,456
Tennant Company	5.625	05-01-25		317,000	328,888
The Goodyear Tire & Rubber Company	5.000	05-31-26		305,000	304,283
T-Mobile USA, Inc.	6.500	01-15-26		446,000	474,856
USA Compression Partners LP (C)	6.875	09-01-27		227,000	236,060
Versum Materials, Inc. (C)	5.500	09-30-24		255,000	272,850
Viking Cruises, Ltd. (C)	6.250	05-15-25		433,000	445,990
Vistra Operations Company LLC (C)	5.625	02-15-27		280,000	295,400
Western Midstream Operating LP	4.500	03-01-28		48,000	47,780
Western Midstream Operating LP	4.750	08-15-28		123,000	123,442
WMG Acquisition Corp. (C)	3.625	10-15-26	EUR	183,000	216,623
WMG Acquisition Corp. (C)	5.500	04-15-26		114,000	117,990
WPX Energy, Inc.	8.250	08-01-23		711,000	799,875
Wyndham Destinations, Inc.	4.500	04-01-27		344,000	365,930
Wyndham Destinations, Inc.	5.100	10-01-25		239,000	261,657

ZF North America Capital, Inc. (C)	4.750	04-29-25		375,000	387,691
Convertible bonds 0.0%					$110,872
(Cost $114,286)
Italy 0.0%					110,872
Telecom Italia SpA	1.125	03-26-22	EUR	100,000	110,872

18	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Common stocks 12.8%		$105,187,972
(Cost $93,071,758)
Belgium 0.0%		288,651
Umicore SA	9,221	288,651
Canada 0.1%		743,304
Alimentation Couche-Tard, Inc., Class B	5,630	345,103
Restaurant Brands International, Inc.	5,403	398,201
China 0.0%		253,626
Tianhe Chemicals Group, Ltd. (C)(E)(F)	4,848,409	253,626
Denmark 0.2%		1,941,940
Coloplast A/S, B Shares	6,403	747,843
Novo Nordisk A/S, B Shares	24,867	1,194,097
Finland 0.2%		1,769,431
Kesko OYJ, B Shares	5,658	342,637
Kone OYJ, B Shares	14,126	804,809
Nordea Bank ABP	55,788	357,895
Sampo OYJ, A Shares	6,360	264,090
France 1.2%		9,884,961
Airbus SE	7,070	999,424
AXA SA	50,767	1,278,735
Cie Generale des Etablissements Michelin SCA	5,821	643,498
LVMH Moet Hennessy Louis Vuitton SE	2,880	1,189,614
Orange SA	52,399	776,685
Thales SA	2,958	333,290
TOTAL SA	80,170	4,155,236
Vivendi SA	18,307	508,479
Germany 0.6%		4,840,224
Allianz SE	2,604	604,153
Bayer AG	12,266	794,459
Covestro AG (C)	6,825	307,816
Deutsche Post AG	19,747	642,303
RWE AG	23,123	624,759
Siemens AG	9,662	1,051,550
TUI AG	22,556	223,969
Vonovia SE	12,109	591,215
Hong Kong 0.0%		0
China Metal Recycling Holdings, Ltd. (E)(F)	1,799,400	0
Ireland 0.2%		1,757,314
Allegion PLC	3,299	341,578
CRH PLC	14,653	487,659
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	19

	Shares	Value
Ireland (continued)
Flutter Entertainment PLC	4,441	$350,783
Medtronic PLC	3,330	339,460
Ryanair Holdings PLC, ADR (F)	3,828	237,834
Israel 0.0%		223,124
Nice, Ltd., ADR (F)	1,461	223,124
Italy 0.6%		4,859,885
Enel SpA	196,825	1,346,410
Eni SpA	165,193	2,580,536
FinecoBank Banca Fineco SpA	27,333	271,909
Mediobanca Banca di Credito Finanziario SpA	65,997	661,030
Netherlands 0.8%		6,710,662
Akzo Nobel NV	7,986	753,516
ASML Holding NV	5,859	1,305,530
Koninklijke KPN NV	171,182	488,118
Royal Dutch Shell PLC, A Shares	48,577	1,529,958
Royal Dutch Shell PLC, A Shares (London Stock Exchange)	83,928	2,633,540
Norway 0.2%		1,725,777
DNB ASA	32,982	590,068
Mowi ASA	13,055	313,749
Storebrand ASA	30,470	205,905
Telenor ASA	30,403	616,055
Portugal 0.1%		312,001
Galp Energia SGPS SA	20,041	312,001
Spain 0.6%		4,520,966
Amadeus IT Group SA	4,580	357,914
Bankinter SA	118,699	769,972
Industria de Diseno Textil SA	19,314	577,921
Repsol SA	177,491	2,815,159
Sweden 0.4%		2,995,707
Assa Abloy AB, B Shares	24,114	553,106
Atlas Copco AB, A Shares	17,008	519,495
Essity AB, B Shares	25,526	758,201
Swedish Match AB	11,815	450,790
Volvo AB, B Shares	48,072	714,115
Switzerland 1.2%		9,707,713
Nestle SA	25,554	2,710,952
Novartis AG	19,244	1,764,653
Partners Group Holding AG	1,094	870,048
Roche Holding AG	7,036	1,883,292
20	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Switzerland (continued)
Swiss Re AG	6,966	$674,566
Zurich Insurance Group AG	5,187	1,804,202
United Kingdom 2.3%		18,901,787
Anglo American PLC	20,850	510,917
AstraZeneca PLC	4,022	347,477
BAE Systems PLC	109,485	727,390
Barratt Developments PLC	48,010	374,826
Bellway PLC	7,414	267,242
BP PLC	670,832	4,438,731
British American Tobacco PLC	32,363	1,153,178
Dixons Carphone PLC	91,999	133,330
DS Smith PLC	74,500	321,328
GlaxoSmithKline PLC	55,687	1,151,660
HSBC Holdings PLC	172,420	1,380,825
Imperial Brands PLC	25,357	643,563
Inchcape PLC	30,708	232,639
Johnson Matthey PLC	9,203	358,843
National Grid PLC	81,761	837,992
Phoenix Group Holdings PLC	89,818	755,494
Prudential PLC	33,055	680,082
Reckitt Benckiser Group PLC	4,173	322,587
RELX PLC	31,768	753,484
Rio Tinto PLC	16,167	912,975
Standard Chartered PLC	78,835	648,790
The Royal Bank of Scotland Group PLC	89,558	235,945
Unilever NV	17,628	1,021,786
Vodafone Group PLC	379,510	690,703
United States 4.1%		33,750,899
Adobe, Inc. (F)	1,538	459,647
Allergan PLC	1,626	260,973
Alphabet, Inc., Class A (F)	295	359,369
Alphabet, Inc., Class C (F)	571	694,724
Amazon.com, Inc. (F)	405	756,046
American Tower Corp.	3,026	640,362
Anthem, Inc.	961	283,120
Apple, Inc.	4,382	933,541
Bank of America Corp.	20,790	637,837
Baxter International, Inc.	6,280	527,332
Booking Holdings, Inc. (F)	217	409,394
Boston Scientific Corp. (F)	13,394	568,709
Bristol-Myers Squibb Company	7,516	333,786
Broadcom, Inc.	1,463	424,255
Burlington Stores, Inc. (F)	2,154	389,336
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	21

	Shares	Value
United States (continued)
CDW Corp.	1,692	$199,927
Celanese Corp.	2,272	254,850
Chevron Corp.	25,791	3,175,130
Cisco Systems, Inc.	9,255	512,727
Citigroup, Inc.	5,106	363,343
CMS Energy Corp.	13,222	769,785
Comcast Corp., Class A	11,813	509,967
Constellation Brands, Inc., Class A	1,911	376,123
Deere & Company	2,655	439,801
Dollar Tree, Inc. (F)	3,347	340,557
Electronic Arts, Inc. (F)	1,898	175,565
Eli Lilly & Company	3,515	382,959
Equinix, Inc.	827	415,237
Exxon Mobil Corp.	35,110	2,610,780
Facebook, Inc., Class A (F)	1,921	373,116
First Republic Bank	4,205	417,809
Fiserv, Inc. (F)	3,510	370,059
FLIR Systems, Inc.	6,072	301,536
Hanesbrands, Inc.	8,115	130,570
Honeywell International, Inc.	1,944	335,262
Intercontinental Exchange, Inc.	5,027	441,672
Johnson & Johnson	4,539	591,069
Kansas City Southern	2,439	301,802
L3Harris Technologies, Inc.	1,230	255,348
Lear Corp.	940	119,173
Marathon Oil Corp.	15,512	218,254
Marvell Technology Group, Ltd.	15,996	420,055
Mastercard, Inc., Class A	3,599	979,900
McDonald's Corp.	2,452	516,685
Microsoft Corp.	12,299	1,675,985
Mondelez International, Inc., Class A	6,279	335,864
Netflix, Inc. (F)	1,235	398,893
NextEra Energy, Inc.	2,973	615,916
Occidental Petroleum Corp.	51,780	2,659,421
Philip Morris International, Inc.	4,311	360,443
Raytheon Company	1,434	261,404
Schlumberger, Ltd.	5,378	214,959
Service Corp. International	3,193	147,325
Steel Dynamics, Inc.	3,858	121,566
The Charles Schwab Corp.	8,912	385,177
The Home Depot, Inc.	2,220	474,392
The TJX Companies, Inc.	4,679	255,286
UnitedHealth Group, Inc.	3,128	778,903
Verizon Communications, Inc.	8,039	444,316
22	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Wells Fargo & Company	7,769	$376,097
Yum! Brands, Inc.	2,377	267,460

	Contracts/Notional amount	Value
Purchased options 0.8%		$6,287,684
(Cost $6,373,114)
Calls 0.4%		3,325,576
Exchange Traded Option on FTSE 100 Index (Expiration Date: 12-20-19; Strike Price: GBP 7,600.00; Notional Amount: 6,580) (F)	658	1,408,342
Exchange Traded Option on FTSE 100 Index (Expiration Date: 3-20-20; Strike Price: GBP 7,800.00; Notional Amount: 6,610) (F)	661	980,688
Exchange Traded Option on S&P 500 Index (Expiration Date: 9-20-19; Strike Price: $2,970.00; Notional Amount: 7,000) (F)	70	453,600
Exchange Traded Option on S&P 500 Index (Expiration Date: 9-20-19; Strike Price: $3,005.00; Notional Amount: 4,800) (F)	48	216,000
Exchange Traded Option on S&P 500 Index (Expiration Date: 9-20-19; Strike Price: $3,010.00; Notional Amount: 4,800) (F)	48	201,120
Over the Counter Option on Swiss Market Index (Expiration Date: 9-23-19; Strike Price: CHF 9,930.59 Counterparty: UBS AG) (F)(G)	450	65,826
Puts 0.4%		2,962,108
Exchange Traded Option on NASDAQ 100 Stock Index (Expiration Date: 9-20-19; Strike Price: $7,800.00; Notional Amount: 2,400) (F)	24	405,840
Exchange Traded Option on NASDAQ 100 Stock Index (Expiration Date: 9-20-19; Strike Price: $7,950.00; Notional Amount: 3,500) (F)	35	812,525
Over the Counter Option on Swiss Market Index (Expiration Date: 9-23-19; Strike Price: CHF 9,797.05; Counterparty: BNP Paribas SA) (F)(G)	1,350	168,701
Over the Counter Option on the EUR vs. USD (Expiration Date: 4-8-20; Strike Price: EUR 1.12; Counterparty: Deutsche Bank AG) (F)(G)	93,020,000	1,575,042

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 40.0%				$327,869,545
(Cost $327,869,422)
Certificate of deposit 1.8%				15,000,000
Nationwide Building Society	2.400	08-05-19	15,000,000	15,000,000
Commercial paper 3.7%				29,983,706
Bank of China, Ltd.	2.490	08-22-19	10,000,000	9,984,928
Swedbank AB	2.573	08-01-19	20,000,000	19,998,778
Time deposits 20.8%				171,064,492
Bank of Montreal	2.430	08-07-19	25,220,747	25,220,747
BNP Paribas SA	2.320	08-01-19	30,205,563	30,205,563
DZ Bank AG	2.380	08-01-19	32,696,737	32,696,737
ING Bank NV	2.300	08-01-19	519,403	519,403
KBC Bank NV	2.370	08-01-19	31,142,071	31,142,071
Natixis SA	2.350	08-01-19	31,003,076	31,003,076
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	23

	Yield* (%)	Maturity date	Par value^	Value
Time deposits (continued)
Sumitomo Mitsui Financial Group, Inc.	2.450	08-19-19	20,276,895	$20,276,895
U.S. Government 3.1%				25,201,507
U.S. Treasury Bill (A)	1.960	10-24-19	15,000,000	14,929,090
U.S. Treasury Bill (A)	2.420	09-12-19	10,295,700	10,272,417

	Yield (%)	Shares	Value
Money market funds 10.6%			86,619,840

Federated Government Obligations Fund, Institutional Class	2.2100(H)	86,619,840	86,619,840

Total investments (Cost $763,822,961) 97.0%	$795,504,428
Other assets and liabilities, net 3.0%	24,995,308
Total net assets 100.0%	$820,499,736

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Security Abbreviations and Legend
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
24	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $101,212,347 or 12.3% of the fund's net assets as of 7-31-19.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	Non-income producing security.
(G)	For this type of option, notional amounts are equivalent to number of contracts.
(H)	The rate shown is the annualized seven-day yield as of 7-31-19.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	25

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI Emerging Markets Index Futures	338	Long	Sep 2019	$17,819,505	$17,327,570	$(491,935)
NASDAQ 100 Index E-Mini Futures	28	Long	Sep 2019	4,352,179	4,401,180	49,001
S&P 500 Index E-Mini Futures	211	Long	Sep 2019	30,532,941	31,433,725	900,784
30-Year U.S. Treasury Bond Futures	151	Short	Sep 2019	(23,190,472)	(23,499,375)	(308,903)
Euro STOXX 50 Index Futures	774	Short	Sep 2019	(29,064,240)	(29,526,026)	(461,786)
Euro-BUND Futures	961	Short	Sep 2019	(182,006,926)	(186,319,149)	(4,312,223)
FTSE 100 Index Futures	237	Short	Sep 2019	(21,317,513)	(21,647,902)	(330,389)
OMXS30 Index Futures	271	Short	Aug 2019	(4,569,353)	(4,469,076)	100,277
Ultra U.S. Treasury Bond Futures	76	Short	Sep 2019	(13,263,193)	(13,485,250)	(222,057)
						$(5,077,231)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	13,800,000	USD	310,574	BARC	8/30/2019	—	$(8,786)
ARS	36,470,000	USD	809,451	NWM	8/30/2019	—	(11,898)
AUD	32,700,000	USD	22,515,683	NWM	8/22/2019	—	(136,146)
BRL	4,390,000	USD	1,166,312	HSBC	8/30/2019	—	(18,245)
CAD	6,860,000	JPY	557,067,329	HSBC	8/14/2019	$73,779	—
CAD	13,140,000	JPY	1,066,746,853	HSBC	8/19/2019	141,260	—
CAD	143,553	USD	107,999	BNP	9/20/2019	875	—
CHF	28,200,000	USD	29,070,307	NWM	8/29/2019	—	(643,211)
CHF	3,485,391	USD	3,530,623	BNP	9/16/2019	—	(10,764)
CHF	2,284,230	USD	2,319,800	MLI	9/20/2019	—	(12,036)
CHF	651,849	USD	664,479	MSI	9/20/2019	—	(5,914)
CHF	4,757,724	USD	4,853,196	UBS	9/20/2019	—	(46,455)
CLP	835,000,000	USD	1,228,176	BARC	8/30/2019	—	(41,964)
CNY	36,000,000	USD	5,212,104	HSBC	8/23/2019	5,516	—
CZK	221,560,000	USD	9,725,796	JPM	8/30/2019	—	(180,520)
DKK	4,933,098	USD	750,645	MLI	9/16/2019	—	(16,446)
DKK	7,558,910	USD	1,147,443	BNP	9/20/2019	—	(22,071)
EUR	100,033	USD	112,000	UBS	8/2/2019	—	(1,264)
EUR	3,000,000	USD	3,377,947	MLI	8/15/2019	—	(53,281)
EUR	31,800,000	USD	36,326,666	GSI	8/29/2019	—	(1,043,454)
EUR	5,700,000	USD	6,476,426	NWM	9/6/2019	—	(147,927)
EUR	3,100,000	USD	3,509,398	MLI	9/12/2019	—	(65,922)
EUR	7,382,531	USD	8,383,959	BARC	9/16/2019	—	(180,816)
EUR	46,421	USD	52,740	CITI	9/16/2019	—	(1,159)
26	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	487,213	USD	553,054	JPM	9/16/2019	—	$(11,684)
EUR	12,696,810	USD	14,350,917	MSI	9/16/2019	—	(242,780)
EUR	43,372	USD	49,739	BNP	9/20/2019	—	(1,531)
EUR	351,541	USD	398,348	BARC	9/20/2019	—	(7,606)
EUR	11,206,905	USD	12,696,386	MSI	9/20/2019	—	(239,763)
EUR	1,688,622	USD	1,921,943	UBS	9/20/2019	—	(45,017)
EUR	2,700,000	USD	3,050,166	RBCD	9/23/2019	—	(48,357)
GBP	429,445	USD	538,823	BARC	9/16/2019	—	(15,381)
GBP	2,004,077	USD	2,515,429	JPM	9/16/2019	—	(72,697)
GBP	5,086,148	USD	6,462,811	NWM	9/16/2019	—	(263,401)
GBP	26,625	USD	33,883	SG	9/16/2019	—	(1,430)
GBP	948,006	USD	1,206,338	BNP	9/20/2019	—	(50,608)
GBP	7,478,297	USD	9,403,532	DB	9/20/2019	—	(286,615)
GBP	272,989	USD	343,212	MSI	9/20/2019	—	(10,407)
GBP	493,134	USD	630,841	SG	9/20/2019	—	(29,653)
GBP	2,600,000	USD	3,243,685	CITI	9/23/2019	—	(73,521)
HUF	546,000,000	USD	1,881,087	JPM	8/30/2019	—	(24,586)
IDR	13,200,000,000	USD	903,831	DB	8/15/2019	$33,765	—
IDR	33,800,000,000	USD	2,298,382	JPM	8/15/2019	102,432	—
INR	420,000,000	USD	5,983,844	BNP	8/14/2019	101,804	—
INR	1,960,000,000	USD	27,781,715	CITI	8/29/2019	499,352	—
INR	196,800,000	USD	2,846,646	MSI	8/30/2019	—	(7,790)
INR	1,170,000,000	USD	16,754,976	BNP	9/23/2019	66,291	—
INR	1,190,000,000	USD	16,945,532	NWM	9/23/2019	163,279	—
JPY	561,364,090	CAD	6,860,000	CITI	8/14/2019	—	(34,246)
JPY	961,097,303	CAD	11,858,000	JPM	8/19/2019	—	(141,954)
JPY	999,742,728	CAD	12,342,000	MLI	8/19/2019	—	(153,114)
JPY	1,213,884,150	CAD	15,000,000	BNP	8/27/2019	—	(191,877)
JPY	1,416,922,500	CAD	17,500,000	NWM	8/27/2019	—	(217,185)
JPY	1,416,360,750	CAD	17,500,000	UBS	8/27/2019	—	(222,359)
JPY	2,620,000,000	USD	24,450,037	UBS	9/12/2019	—	(290,588)
KRW	20,400,000,000	USD	17,539,712	BNP	8/9/2019	—	(310,260)
KRW	27,300,000,000	USD	23,261,957	HSBC	8/9/2019	—	(204,896)
KZT	356,400,000	USD	922,594	NWM	8/29/2019	—	(386)
MXN	33,000,000	USD	1,709,975	RBCD	8/15/2019	8,064	—
MXN	10,000,000	USD	522,935	GSI	8/30/2019	—	(3,703)
MXN	270,000,000	USD	13,988,491	BARC	9/17/2019	—	(9,416)
MXN	11,731,859	USD	603,635	HSBC	9/17/2019	3,775	—
MXN	328,687,169	USD	16,907,423	CITI	9/18/2019	107,463	—
MXN	179,000,000	USD	9,179,686	BARC	9/19/2019	85,004	—
MXN	161,000,000	USD	8,275,453	HSBC	9/19/2019	57,593	—
MXN	112,706,198	USD	5,814,535	JPM	9/19/2019	18,917	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	27

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
MXN	33,580,972	USD	1,727,267	MLI	9/19/2019	$10,818	—
MYR	15,000,000	USD	3,592,202	MSI	8/15/2019	40,553	—
NOK	379,000,000	EUR	39,110,158	DB	8/30/2019	—	$(568,269)
NOK	4,748,532	USD	550,462	JPM	9/20/2019	—	(13,564)
NOK	7,890,287	USD	924,163	NWM	9/20/2019	—	(32,039)
PLN	2,000,000	USD	528,490	DB	8/30/2019	—	(12,115)
PLN	5,009,617	USD	1,320,829	GSI	8/30/2019	—	(27,407)
RUB	182,000,000	USD	2,746,009	BARC	8/15/2019	107,380	—
RUB	108,000,000	USD	1,657,586	NWM	8/15/2019	35,634	—
RUB	499,152,777	USD	7,887,527	UBS	8/30/2019	—	(81,163)
SEK	12,113,036	USD	1,291,399	JPM	9/16/2019	—	(33,275)
SEK	32,436,005	USD	3,446,109	JPM	9/20/2019	—	(76,177)
SEK	18,473,662	USD	1,978,399	NWM	9/20/2019	—	(59,082)
TRY	4,140,000	USD	710,665	DB	8/29/2019	22,396	—
TWD	332,000,000	USD	10,688,335	SG	8/8/2019	—	(12,201)
TWD	83,000,000	USD	2,673,281	UBS	8/8/2019	—	(4,247)
USD	1,114,140	ARS	50,270,000	NWM	8/30/2019	14,799	—
USD	7,945,462	AUD	11,445,000	CITI	8/22/2019	112,624	—
USD	6,808,405	AUD	9,810,000	JPM	8/22/2019	94,544	—
USD	7,945,039	AUD	11,445,000	NWM	8/22/2019	112,201	—
USD	25,917,648	AUD	37,010,000	HSBC	8/30/2019	580,398	—
USD	337,947	CAD	449,314	MLI	9/20/2019	—	(2,821)
USD	28,233,881	CHF	28,200,000	CITI	8/29/2019	—	(193,215)
USD	18,235,692	CHF	17,972,569	DB	9/16/2019	85,389	—
USD	2,382,930	CHF	2,341,555	GSI	9/16/2019	18,219	—
USD	98,247	CHF	96,483	NWM	9/16/2019	810	—
USD	5,205,170	CNY	36,000,000	BARC	8/23/2019	—	(12,450)
USD	2,705,316	DKK	17,828,536	DB	9/16/2019	51,873	—
USD	20,435	DKK	133,959	JPM	9/16/2019	498	—
USD	1,505,286	DKK	9,871,067	CITI	9/20/2019	35,679	—
USD	3,370,968	EUR	3,000,000	MLI	8/15/2019	46,302	—
USD	13,353,955	EUR	11,881,800	BNP	8/29/2019	170,682	—
USD	22,801,571	EUR	20,318,200	DB	8/29/2019	257,818	—
USD	2,562,927	EUR	2,294,219	DB	8/30/2019	17,196	—
USD	3,960,136	EUR	3,460,000	DB	9/6/2019	118,627	—
USD	28,214,107	EUR	25,090,000	NWM	9/6/2019	357,612	—
USD	2,611,041	EUR	2,300,000	MLI	9/12/2019	56,203	—
USD	2,273,646	EUR	2,000,000	RBCD	9/12/2019	52,049	—
USD	57,422,011	EUR	50,692,823	DB	9/16/2019	1,094,380	—
USD	173,994	EUR	153,030	JPM	9/16/2019	3,955	—
USD	235,591	EUR	206,921	NWM	9/16/2019	5,669	—
USD	112,980	EUR	100,960	CITI	9/20/2019	762	—
28	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	130,811	EUR	117,000	MLI	9/20/2019	$764	—
USD	112,434	EUR	100,033	UBS	9/20/2019	1,246	—
USD	3,291,854	EUR	2,900,000	BNP	9/23/2019	67,689	—
USD	6,647,179	EUR	5,800,000	MLI	9/23/2019	198,849	—
USD	2,930,400	EUR	2,600,000	RBCD	9/23/2019	39,769	—
USD	86,281,527	EUR	75,933,000	SG	9/23/2019	1,860,658	—
USD	175,433	GBP	137,625	CITI	9/16/2019	7,684	—
USD	39,059,699	GBP	30,635,971	MLI	9/16/2019	1,718,093	—
USD	201,425	GBP	160,000	BNP	9/20/2019	6,366	—
USD	10,886,716	GBP	8,610,000	CITI	9/23/2019	388,598	—
USD	3,968,457	HKD	31,000,000	HSBC	9/23/2019	6,930	—
USD	1,901,833	HUF	550,000,000	CITI	8/30/2019	31,731	—
USD	3,220,391	IDR	47,000,000,000	DB	8/15/2019	—	$(118,019)
USD	5,959,027	INR	420,000,000	NWM	8/14/2019	—	(126,620)
USD	39,818	JPY	4,296,761	HSBC	8/14/2019	285	—
USD	24,313,514	JPY	2,620,000,000	NWM	9/12/2019	154,065	—
USD	25,941,115	KRW	30,300,000,000	BARC	8/9/2019	350,310	—
USD	15,050,862	KRW	17,400,000,000	CITI	8/9/2019	355,152	—
USD	27,672,319	KRW	32,800,000,000	HSBC	8/22/2019	10,046	—
USD	5,674,330	KRW	6,700,000,000	BNP	8/30/2019	28,830	—
USD	27,894,003	KRW	32,800,000,000	MLI	9/18/2019	247,309	—
USD	2,167,073	KRW	2,500,000,000	SG	9/23/2019	59,515	—
USD	12,695,130	KRW	14,980,000,000	DB	10/18/2019	55,516	—
USD	12,745,889	KRW	15,000,000,000	MLI	10/18/2019	89,399	—
USD	1,696,741	MXN	33,000,000	BNP	8/15/2019	—	(21,298)
USD	3,350,997	MXN	64,290,750	HSBC	8/30/2019	12,812	—
USD	14,122,073	MXN	281,731,859	HSBC	9/17/2019	—	(464,412)
USD	16,496,795	MXN	328,687,169	MLI	9/18/2019	—	(518,091)
USD	2,632,266	MXN	51,200,000	DB	9/19/2019	—	(17,746)
USD	2,030,572	MXN	39,500,000	GSI	9/19/2019	—	(13,871)
USD	19,242,262	MXN	384,887,169	MLI	9/19/2019	—	(678,747)
USD	549,769	MXN	10,700,000	SG	9/19/2019	—	(4,042)
USD	3,604,383	MYR	15,000,000	MSI	8/15/2019	—	(28,372)
USD	25,703,301	NOK	220,900,000	NWM	8/30/2019	740,151	—
USD	12,465	NOK	107,576	DB	9/16/2019	303	—
USD	447,963	NOK	3,786,788	CITI	9/20/2019	19,806	—
USD	507,479	NOK	4,304,933	JPM	9/20/2019	20,737	—
USD	2,260,534	NOK	19,511,561	SG	9/20/2019	54,436	—
USD	2,016,230	PEN	6,640,000	HSBC	8/28/2019	8,584	—
USD	2,389,004	PHP	122,400,000	BNP	8/30/2019	—	(11,569)
USD	4,386,251	RUB	290,000,000	NWM	8/15/2019	—	(160,359)
USD	35,831	SEK	335,794	MLI	9/16/2019	954	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	29

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	11,376,120	SEK	106,490,244	MSI	9/16/2019	$315,478	—
USD	13,145,266	TWD	415,000,000	BARC	8/8/2019	—	$(199,901)
USD	13,167,497	TWD	415,000,000	BARC	8/14/2019	—	(176,855)
USD	13,168,333	TWD	415,000,000	BARC	8/20/2019	—	(175,204)
USD	13,150,932	TWD	415,000,000	BARC	8/29/2019	—	(191,382)
USD	25,807,075	TWD	801,000,000	MLI	8/30/2019	55,064	—
USD	2,677,199	TWD	83,000,000	UBS	8/30/2019	8,763	—
USD	6,831,185	ZAR	100,000,000	MLI	8/15/2019	—	(128,961)
USD	2,096,975	ZAR	29,490,000	MSI	8/30/2019	48,352	—
ZAR	100,000,000	USD	6,875,389	JPM	8/15/2019	84,757	—
						$12,023,240	$(10,024,564)
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
BNP	Swiss Market Index	CHF	9,797.05	Sep 2019	660	660	$151,792	$(150,837)
BNP	Swiss Market Index	CHF	9,797.05	Sep 2019	690	690	158,907	(157,693)
							$310,699	$(308,530)
Exchange-traded	NASDAQ 100 Stock Index	USD	7,800.00	Sep 2019	24	2,400	546,913	(538,080)
Exchange-traded	NASDAQ 100 Stock Index	USD	7,950.00	Sep 2019	35	3,500	709,382	(511,175)
							$1,256,295	$(1,049,255)
Puts
UBS	Swiss Market Index	CHF	9,930.59	Sep 2019	450	450	$72,768	$(79,734)
							$72,768	$(79,734)
Exchange-traded	S&P 500 Index	USD	2,970.00	Sep 2019	70	7,000	458,364	(382,900)
Exchange-traded	S&P 500 Index	USD	3,005.00	Sep 2019	48	4,800	286,707	(289,680)
Exchange-traded	S&P 500 Index	USD	3,010.00	Sep 2019	48	4,800	292,707	(333,360)
							$1,037,778	$(1,005,940)
							$2,677,540	$(2,443,459)
30	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	122,752,493	CAD	3 month CDOR	Fixed 1.837%	Semi-Annual	Semi-Annual	Jul 2022	—	$190,277	$190,277
Centrally cleared	61,646,829	CAD	3 month CDOR	Fixed 1.789%	Semi-Annual	Semi-Annual	Jul 2022	—	52,025	52,025
Centrally cleared	72,400,304	CAD	3 month CDOR	Fixed 1.805%	Semi-Annual	Semi-Annual	Jul 2022	—	78,385	78,385
Centrally cleared	36,200,374	CAD	3 month CDOR	Fixed 1.830%	Semi-Annual	Semi-Annual	Jul 2022	—	52,951	52,951
Centrally cleared	650,000,000	INR	1 day MIBOR	Fixed 7.253%	Semi-Annual	Semi-Annual	Oct 2023	—	730,557	730,557
Centrally cleared	325,000,000	INR	Fixed 7.253%	1 day MIBOR	Semi-Annual	Semi-Annual	Oct 2023	$(189,060)	(176,219)	(365,279)
Centrally cleared	112,250,000	USD	3 month LIBOR	Fixed 2.505%	Semi-Annual	Quarterly	Mar 2024	—	4,184,276	4,184,276
Centrally cleared	37,390,080	USD	Fixed 2.505%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2024	(1,026,656)	(367,112)	(1,393,768)
Centrally cleared	17,120,000	USD	Fixed 2.505%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2024	(471,740)	(166,432)	(638,172)
Centrally cleared	17,976,000	USD	Fixed 2.505%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2024	(489,900)	(180,181)	(670,081)
Centrally cleared	34,513,920	USD	Fixed 2.505%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2024	(933,469)	(353,086)	(1,286,555)
Centrally cleared	269,400,000	USD	3 month LIBOR	Fixed 2.513%	Semi-Annual	Quarterly	Mar 2024	—	10,132,890	10,132,890
Centrally cleared	67,350,000	USD	3 month LIBOR	Fixed 2.498%	Semi-Annual	Quarterly	Mar 2024	—	2,489,427	2,489,427
Centrally cleared	71,100,000	USD	3 month LIBOR	Fixed 2.454%	Semi-Annual	Quarterly	Apr 2024	—	2,540,455	2,540,455
Centrally cleared	27,200,000	EUR	6 month EURIBOR	Fixed 1.616%	Annual	Semi-Annual	Apr 2039	—	2,066,886	2,066,886
Centrally cleared	21,600,000	EUR	6 month EURIBOR	Fixed 1.551%	Annual	Semi-Annual	May 2039	—	1,487,936	1,487,936
Centrally cleared	21,600,000	EUR	6 month EURIBOR	Fixed 1.544%	Annual	Semi-Annual	May 2039	—	1,471,530	1,471,530
Centrally cleared	57,720,000	USD	Fixed 2.834%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2049	—	(9,109,844)	(9,109,844)
Centrally cleared	2,991,207	USD	3 month LIBOR	Fixed 2.834%	Semi-Annual	Quarterly	Mar 2049	312,726	159,371	472,097
Centrally cleared	1,369,600	USD	3 month LIBOR	Fixed 2.834%	Semi-Annual	Quarterly	Mar 2049	147,897	68,265	216,162
Centrally cleared	1,438,080	USD	3 month LIBOR	Fixed 2.834%	Semi-Annual	Quarterly	Mar 2049	153,945	73,025	226,970
Centrally cleared	2,761,113	USD	3 month LIBOR	Fixed 2.834%	Semi-Annual	Quarterly	Mar 2049	298,830	136,952	435,782
Centrally cleared	14,430,000	USD	Fixed 2.825%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2049	—	(2,250,282)	(2,250,282)
Centrally cleared	14,500,000	USD	Fixed 2.777%	3 month LIBOR	Semi-Annual	Quarterly	Apr 2049	—	(2,104,495)	(2,104,495)
								$(2,197,427)	$11,207,557	$9,010,130

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.32	12,761,100	USD	$ 12,761,100	5.000%	Quarterly	Jun 2024	$ (719,950)	$ (298,173)	$ (1,018,123)
				$12,761,100				$(719,950)	$(298,173)	$(1,018,123)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	31

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.32	3.252%	12,761,100	USD	$ 12,761,100	5.000%	Quarterly	Jun 2024	$ 788,404	$ 229,719	$ 1,018,123
Centrally cleared	CDX.NA.HY.32	3.252%	21,087,000	USD	21,087,000	5.000%	Quarterly	Jun 2024	1,293,721	388,670	1,682,391
Centrally cleared	CDX.NA.HY.32	3.252%	6,930,000	USD	6,930,000	5.000%	Quarterly	Jun 2024	432,760	120,139	552,899
Centrally cleared	iTraxx Europe Crossover Series 31 Version 1	2.527%	25,637,394	EUR	29,152,285	5.000%	Quarterly	Jun 2024	3,160,145	175,445	3,335,590
Centrally cleared	iTraxx Europe Crossover Series 31 Version 1	2.527%	5,762,606	EUR	6,552,660	5.000%	Quarterly	Jun 2024	726,048	23,704	749,752
Centrally cleared	iTraxx Europe Series 31 Version 1	0.521%	123,700,000	EUR	141,426,383	1.000%	Quarterly	Jun 2024	2,518,952	1,003,071	3,522,023
					$217,909,428				$8,920,030	$1,940,748	$10,860,778

Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	16,550,000	GBP	$20,917,594	GBP - Non-revised RPI	Fixed 3.665%	At Maturity	At Maturity	Dec 2028	—	$22,558	$22,558
Centrally cleared	3,972,000	GBP	5,020,222	GBP - Non-revised RPI	Fixed 3.683%	At Maturity	At Maturity	Dec 2028	—	16,490	16,490
Centrally cleared	7,944,000	GBP	10,040,445	GBP - Non-revised RPI	Fixed 3.683%	At Maturity	At Maturity	Dec 2028	—	32,980	32,980
Centrally cleared	16,550,000	GBP	20,872,746	GBP - Non-revised RPI	Fixed 3.685%	At Maturity	At Maturity	Dec 2028	—	75,306	75,306
Centrally cleared	3,972,000	GBP	5,038,499	Fixed 3.683%	GBP - Non-revised RPI	At Maturity	At Maturity	Dec 2028	$(37,535)	21,045	(16,490)
Centrally cleared	7,944,000	GBP	10,076,998	Fixed 3.683%	GBP - Non-revised RPI	At Maturity	At Maturity	Dec 2028	(73,819)	40,839	(32,980)
Centrally cleared	16,550,000	GBP	20,993,746	Fixed 3.685%	GBP - Non-revised RPI	At Maturity	At Maturity	Dec 2028	(193,931)	118,625	(75,306)
Centrally cleared	12,774,000	GBP	16,269,503	GBP - Non-revised RPI	Fixed 3.594%	At Maturity	At Maturity	Jan 2029	—	(155,859)	(155,859)
Centrally cleared	1,730,000	GBP	2,208,943	GBP - Non-revised RPI	Fixed 3.595%	At Maturity	At Maturity	Jan 2029	—	(20,835)	(20,835)
Centrally cleared	5,540,000	GBP	7,136,049	GBP - Non-revised RPI	Fixed 3.593%	At Maturity	At Maturity	Jan 2029	—	(68,471)	(68,471)
Centrally cleared	5,540,000	GBP	7,136,049	GBP - Non-revised RPI	Fixed 3.585%	At Maturity	At Maturity	Jan 2029	—	(75,476)	(75,476)
Centrally cleared	5,540,000	GBP	7,259,100	GBP - Non-revised RPI	Fixed 3.490%	At Maturity	At Maturity	Jan 2029	—	(158,288)	(158,288)
32	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Inflation swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	5,540,000	GBP	$7,259,100	GBP - Non-revised RPI	Fixed 3.490%	At Maturity	At Maturity	Jan 2029	—	$(158,288)	$(158,288)
Centrally cleared	5,707,739	GBP	7,360,456	GBP - Non-revised RPI	Fixed 3.500%	At Maturity	At Maturity	Feb 2029	—	(173,618)	(173,618)
Centrally cleared	5,540,000	GBP	7,174,307	GBP - Non-revised RPI	Fixed 3.523%	At Maturity	At Maturity	Feb 2029	—	(148,962)	(148,962)
Centrally cleared	5,540,000	GBP	7,174,307	GBP - Non-revised RPI	Fixed 3.523%	At Maturity	At Maturity	Feb 2029	—	(148,962)	(148,962)
Centrally cleared	10,614,230	GBP	13,651,567	GBP - Non-revised RPI	Fixed 3.540%	At Maturity	At Maturity	Feb 2029	—	(256,211)	(256,211)
Centrally cleared	5,838,031	GBP	7,528,475	GBP - Non-revised RPI	Fixed 3.520%	At Maturity	At Maturity	Feb 2029	—	(159,267)	(159,267)
Centrally cleared	2,613,750	GBP	3,433,813	GBP - Non-revised RPI	Fixed 3.530%	At Maturity	At Maturity	Mar 2029	—	(86,064)	(86,064)
Centrally cleared	1,722,000	GBP	2,240,758	GBP - Non-revised RPI	Fixed 3.530%	At Maturity	At Maturity	Mar 2029	—	(56,701)	(56,701)
Centrally cleared	1,722,000	GBP	2,240,758	GBP - Non-revised RPI	Fixed 3.528%	At Maturity	At Maturity	Mar 2029	—	(57,377)	(57,377)
Centrally cleared	1,722,000	GBP	2,240,758	GBP - Non-revised RPI	Fixed 3.528%	At Maturity	At Maturity	Mar 2029	—	(57,377)	(57,377)
Centrally cleared	2,798,250	GBP	3,641,232	GBP - Non-revised RPI	Fixed 3.530%	At Maturity	At Maturity	Mar 2029	—	(92,139)	(92,139)
Centrally cleared	1,722,000	GBP	2,262,277	GBP - Non-revised RPI	Fixed 3.530%	At Maturity	At Maturity	Mar 2029	—	(56,701)	(56,701)
Centrally cleared	2,050,000	GBP	2,673,204	GBP - Non-revised RPI	Fixed 3.535%	At Maturity	At Maturity	Apr 2029	—	(66,510)	(66,510)
Centrally cleared	2,050,000	GBP	2,673,204	GBP - Non-revised RPI	Fixed 3.535%	At Maturity	At Maturity	Apr 2029	—	(66,510)	(66,510)
			$204,524,110						$(305,285)	$(1,735,773)	$(2,041,058)

Variance swaps
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP	Euro STOXX 50 Index	EUR	41,500	$50,815	Receive	21.700%	At Maturity	Dec 2019	—	$(301,026)	$(301,026)
BNP	S&P 500 Index	USD	50,700	50,700	Pay	20.200%	At Maturity	Dec 2019	—	209,275	209,275
BNP	Euro STOXX 50 Index	EUR	54,500	66,733	Receive	22.500%	At Maturity	Dec 2019	—	(428,796)	(428,796)
BNP	S&P 500 Index	USD	68,400	68,400	Pay	20.750%	At Maturity	Dec 2019	—	311,641	311,641
BNP	Euro STOXX 50 Index	EUR	83,100	102,517	Receive	21.650%	At Maturity	Dec 2019	—	(601,702)	(601,702)
BNP	S&P 500 Index	USD	103,000	103,000	Pay	19.700%	At Maturity	Dec 2019	—	385,768	385,768
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	33

Variance swaps (continued)
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP	Euro STOXX 50 Index	EUR	83,500	102,926	Receive	21.700%	At Maturity	Dec 2019	—	$(606,156)	$(606,156)
BNP	S&P 500 Index	USD	103,000	103,000	Pay	19.800%	At Maturity	Dec 2019	—	391,769	391,769
BNP	Euro STOXX 50 Index	EUR	84,800	104,579	Receive	22.700%	At Maturity	Dec 2019	—	(683,463)	(683,463)
BNP	S&P 500 Index	USD	105,000	105,000	Pay	21.000%	At Maturity	Dec 2019	—	502,134	502,134
BNP	Euro STOXX 50 Index	EUR	127,000	156,298	Receive	21.400%	At Maturity	Dec 2019	—	(894,529)	(894,529)
BNP	S&P 500 Index	USD	156,000	156,000	Pay	19.300%	At Maturity	Dec 2019	—	536,694	536,694
BNP	Euro STOXX 50 Index	EUR	79,900	98,836	Receive	21.600%	At Maturity	Dec 2019	—	(573,818)	(573,818)
BNP	S&P 500 Index	USD	99,600	99,600	Pay	19.500%	At Maturity	Dec 2019	—	355,809	355,809
JPM	Euro STOXX 50 Index	EUR	82,400	100,825	Receive	22.900%	At Maturity	Dec 2019	—	(674,938)	(674,938)
JPM	S&P 500 Index	USD	101,000	101,000	Pay	21.500%	At Maturity	Dec 2019	—	519,443	519,443
JPM	Euro STOXX 50 Index	EUR	83,300	101,926	Receive	23.200%	At Maturity	Dec 2019	—	(701,041)	(701,041)
JPM	S&P 500 Index	USD	102,000	102,000	Pay	21.700%	At Maturity	Dec 2019	—	539,875	539,875
JPM	Euro STOXX 50 Index	EUR	83,400	102,503	Receive	23.150%	At Maturity	Dec 2019	—	(699,673)	(699,673)
JPM	S&P 500 Index	USD	102,000	102,000	Pay	21.500%	At Maturity	Dec 2019	—	525,801	525,801
JPM	Euro STOXX 50 Index	EUR	41,700	51,251	Receive	23.050%	At Maturity	Dec 2019	—	(346,717)	(346,717)
JPM	S&P 500 Index	USD	51,400	51,400	Pay	21.500%	At Maturity	Dec 2019	—	264,963	264,963
JPM	Euro STOXX 50 Index	EUR	168,000	207,261	Receive	22.900%	At Maturity	Dec 2019	—	(1,379,559)	(1,379,559)
JPM	S&P 500 Index	USD	207,000	207,000	Pay	20.900%	At Maturity	Dec 2019	—	974,797	974,797
MSI	Euro STOXX 50 Index	EUR	65,900	81,067	Receive	21.500%	At Maturity	Dec 2019	—	(467,880)	(467,880)
MSI	S&P 500 Index	USD	81,500	81,500	Pay	19.400%	At Maturity	Dec 2019	—	283,440	283,440
				$2,658,137					—	$(2,557,889)	$(2,557,889)

Derivatives Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
34	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
BARC	Barclays Bank PLC
BNP	BNP Paribas
CDOR	Canadian Dollar Offered Rate
CITI	Citibank, N.A.
DB	Deutsche Bank AG
EURIBOR	Euro Interbank Offered Rate
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPM	JPMorgan Chase Bank, N.A.
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
MLI	Merrill Lynch International
MSI	Morgan Stanley & Co. International PLC
NWM	NatWest Markets PLC
OTC	Over-the-counter
RBCD	RBC Dominion Securities, Inc.
RPI	Retail Price Index
SG	Societe Generale
UBS	UBS AG
At 7-31-19, the aggregate cost of investments for federal income tax purposes was $772,555,958. Net unrealized appreciation aggregated to $31,680,294, of which $48,985,377 related to gross unrealized appreciation and $17,305,083 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	35

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-19

Assets
Unaffiliated investments, at value (Cost $763,822,961)	$795,504,428
Swap contracts, at value	5,801,409
Receivable for centrally cleared swaps	339,834
Unrealized appreciation on forward foreign currency contracts	12,023,240
Cash	959
Foreign currency, at value (Cost $183,696)	183,466
Collateral held at broker for futures contracts	9,543,479
Collateral segregated at custodian for OTC derivative contracts	17,246,484
Dividends and interest receivable	6,853,347
Receivable for fund shares sold	7,593,785
Receivable for investments sold	166,512
Other assets	130,348
Total assets	855,387,291
Liabilities
Unrealized depreciation on forward foreign currency contracts	10,024,564
Written options, at value (Premiums received $2,677,540)	2,443,459
Swap contracts, at value	8,359,298
Payable for futures variation margin	1,343,411
Payable for investments purchased	1,623,638
Payable for fund shares repurchased	10,559,811
Payable to affiliates
Accounting and legal services fees	81,817
Transfer agent fees	71,507
Distribution and service fees	144
Trustees' fees	2,912
Other liabilities and accrued expenses	376,994
Total liabilities	34,887,555
Net assets	$820,499,736
Net assets consist of
Paid-in capital	$1,261,863,192
Total distributable earnings (loss)	(441,363,456)
Net assets	$820,499,736

36	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($51,043,583 ÷ 4,843,873 shares)[1]	$10.54
Class C ($52,422,427 ÷ 5,096,337 shares)[1]	$10.29
Class I ($534,889,936 ÷ 50,131,236 shares)	$10.67
Class R2 ($721,148 ÷ 68,745 shares)	$10.49
Class R6 ($149,873,458 ÷ 13,990,257 shares)	$10.71
Class NAV ($31,549,184 ÷ 2,945,066 shares)	$10.71
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.09

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	37

STATEMENT OF OPERATIONS For the year ended  7-31-19

Investment income
Interest	$54,233,746
Dividends	19,519,397
Less foreign taxes withheld	(1,423,598)
Total investment income	72,329,545
Expenses
Investment management fees	24,154,803
Distribution and service fees	918,038
Accounting and legal services fees	362,402
Transfer agent fees	1,910,322
Trustees' fees	42,280
Custodian fees	654,756
State registration fees	110,237
Printing and postage	77,695
Professional fees	261,659
Other	181,162
Total expenses	28,673,354
Less expense reductions	(156,893)
Net expenses	28,516,461
Net investment income	43,813,084
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(25,227,963)
Futures contracts	38,247,463
Forward foreign currency contracts	90,184,721
Written options	(56,754,007)
Swap contracts	8,901,318
55,351,532
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(81,867,068)
Futures contracts	2,565,807
Forward foreign currency contracts	(28,284,274)
Written options	4,905,579
Swap contracts	11,371,193
(91,308,763)
Net realized and unrealized loss	(35,957,231)
Increase in net assets from operations	$7,855,853

38	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-19	Year ended 7-31-18
Increase (decrease) in net assets
From operations
Net investment income	$43,813,084	$78,343,833
Net realized gain	55,351,532	17,460,419
Change in net unrealized appreciation (depreciation)	(91,308,763)	(156,110,529)
Increase (decrease) in net assets resulting from operations	7,855,853	(60,306,277)
From fund share transactions	(2,996,015,289)	(1,598,894,831)
Total decrease	(2,988,159,436)	(1,659,201,108)
Net assets
Beginning of year	3,808,659,172	5,467,860,280
End of year	$820,499,736	$3,808,659,172
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	39

Financial highlights
CLASS A SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$10.12	$10.30	$9.94	$11.27	$11.25
Net investment income[1]	0.20	0.14	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.22	(0.32)	0.30	(0.69)	0.53
Total from investment operations	0.42	(0.18)	0.36	(0.65)	0.56
Less distributions
From net investment income	—	—	—	(0.68)	(0.54)
Net asset value, end of period	$10.54	$10.12	$10.30	$9.94	$11.27
Total return (%)[2,3]	4.15	(1.75)	3.62	(6.00)	5.15
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$114	$194	$1,047	$1,080
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.65	1.65	1.64	1.67
Expenses including reductions	1.69	1.64	1.64	1.63	1.66
Net investment income	2.02	1.35	0.57	0.34	0.23
Portfolio turnover (%)	50	59	59	80	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
40	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$9.95	$10.19	$9.91	$11.23	$11.21
Net investment income (loss)[1]	0.13	0.06	— [2]	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.21	(0.30)	0.28	(0.67)	0.53
Total from investment operations	0.34	(0.24)	0.28	(0.71)	0.48
Less distributions
From net investment income	—	—	—	(0.61)	(0.46)
Net asset value, end of period	$10.29	$9.95	$10.19	$9.91	$11.23
Total return (%)[3,4]	3.42	(2.36)	2.83	(6.61)	4.43
Ratios and supplemental data
Net assets, end of period (in millions)	$52	$91	$162	$309	$293
Ratios (as a percentage of average net assets):
Expenses before reductions	2.39	2.35	2.35	2.34	2.37
Expenses including reductions	2.39	2.34	2.34	2.33	2.36
Net investment income (loss)	1.35	0.61	(0.05)	(0.35)	(0.45)
Portfolio turnover (%)	50	59	59	80	80

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	41

CLASS I SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$10.22	$10.36	$9.97	$11.30	$11.29
Net investment income[1]	0.22	0.17	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.23	(0.31)	0.29	(0.68)	0.53
Total from investment operations	0.45	(0.14)	0.39	(0.61)	0.59
Less distributions
From net investment income	—	—	—	(0.72)	(0.58)
Net asset value, end of period	$10.67	$10.22	$10.36	$9.97	$11.30
Total return (%)[2]	4.40	(1.35)	3.91	(5.67)	5.38
Ratios and supplemental data
Net assets, end of period (in millions)	$535	$2,413	$3,481	$5,316	$5,093
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.35	1.33	1.32	1.36
Expenses including reductions	1.40	1.35	1.33	1.31	1.34
Net investment income	2.21	1.66	1.01	0.67	0.56
Portfolio turnover (%)	50	59	59	80	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
42	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$10.08	$10.27	$9.92	$11.25	$11.24
Net investment income (loss)[1]	0.20	0.12	0.08	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.21	(0.31)	0.27	(0.66)	0.53
Total from investment operations	0.41	(0.19)	0.35	(0.65)	0.52
Less distributions
From net investment income	—	—	—	(0.68)	(0.51)
Net asset value, end of period	$10.49	$10.08	$10.27	$9.92	$11.25
Total return (%)[2]	4.07	(1.85)	3.53	(6.08)	4.75
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$2	$3	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.75	1.72	1.75	1.99
Expenses including reductions	1.77	1.74	1.71	1.74	1.97
Net investment income (loss)	1.99	1.17	0.78	0.09	(0.06)
Portfolio turnover (%)	50	59	59	80	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	43

CLASS R6 SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$10.24	$10.38	$9.97	$11.30	$11.29
Net investment income[1]	0.24	0.19	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.23	(0.33)	0.30	(0.69)	0.51
Total from investment operations	0.47	(0.14)	0.41	(0.60)	0.60
Less distributions
From net investment income	—	—	—	(0.73)	(0.59)
Net asset value, end of period	$10.71	$10.24	$10.38	$9.97	$11.30
Total return (%)[2]	4.59	(1.35)	4.11	(5.55)	5.51
Ratios and supplemental data
Net assets, end of period (in millions)	$150	$546	$693	$639	$557
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.26	1.24	1.23	1.26
Expenses including reductions	1.29	1.24	1.22	1.20	1.23
Net investment income	2.33	1.79	1.08	0.81	0.77
Portfolio turnover (%)	50	59	59	80	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
44	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	7-31-19	7-31-18	7-31-17	7-31-16	7-31-15
Per share operating performance
Net asset value, beginning of period	$10.23	$10.37	$9.96	$11.29	$11.28
Net investment income[1]	0.21	0.19	0.11	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.27	(0.33)	0.30	(0.68)	0.52
Total from investment operations	0.48	(0.14)	0.41	(0.60)	0.60
Less distributions
From net investment income	—	—	—	(0.73)	(0.59)
Net asset value, end of period	$10.71	$10.23	$10.37	$9.96	$11.29
Total return (%)[2]	4.59	(1.35)	4.12	(5.56)	5.51
Ratios and supplemental data
Net assets, end of period (in millions)	$32	$643	$936	$1,119	$1,260
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.24	1.22	1.21	1.24
Expenses including reductions	1.27	1.23	1.22	1.20	1.23
Net investment income	2.07	1.81	1.12	0.75	0.68
Portfolio turnover (%)	50	59	59	80	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	45

Notes to financial statements
Note 1—Organization
John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mid-price of the last quoted bid and ask prices from the primary exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency
46	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2019, by major security category or type:
	Total value at 7-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$64,136,465	—	$64,136,465	—
Foreign government obligations	234,499,754	—	234,499,754	—
Corporate bonds	57,412,136	—	57,412,136	—
Convertible bonds	110,872	—	110,872	—
Common stocks	105,187,972	$35,636,199	69,298,147	$253,626
ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	47

	Total value at 7-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Purchased options	$6,287,684	$4,478,115	$1,809,569	—
Short-term investments	327,869,545	86,619,840	241,249,705	—
Total investments in securities	$795,504,428	$126,734,154	$668,516,648	$253,626
Derivatives:
Assets
Futures	$1,050,062	$949,785	$100,277	—
Forward foreign currency contracts	12,023,240	—	12,023,240	—
Swap contracts	43,638,127	—	43,638,127	—
Liabilities
Futures	(6,127,293)	(6,127,293)	—	—
Forward foreign currency contracts	(10,024,564)	—	(10,024,564)	—
Written options	(2,443,459)	(2,055,195)	(388,264)	—
Swap contracts	(29,384,289)	—	(29,384,289)	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
48	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
The fund and other affiliated funds, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2019 were $6,044.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2019, the fund has a short-term capital loss carryforward of $589,233,065 available to offset future net realized capital gains. This carryforward does not expire.
ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	49

As of July 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
There were no distributions for the years ended July 31, 2019 and 2018.
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2019, the components of distributable earnings on a tax basis consisted of $116,292,726 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, wash sale loss deferrals, derivative transactions, amortization and accretion on debt securities, and treasury inflation protected securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular
50	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Collateral or margin requirements are set by the broker or applicable clearinghouse. Collateral is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments.
During the year ended July 31, 2019, the fund used futures contracts to manage against anticipated changes in securities markets and interest rates, gain exposure to certain securities markets and foreign bond markets, and maintain diversity of the fund. The fund held futures contracts with USD notional values ranging from $332.1 million to $3.6 billion, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of
ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	51

the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2019, the fund used forward foreign currency contracts to manage against anticipated changes in current exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. The fund held forward foreign currency contracts with USD notional values ranging from $1.3 billion to $5.0 billion, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended July 31, 2019, the fund used purchased options contracts to manage against anticipated currency exchange rates and changes in securities markets, gain exposure to foreign currency exchange rates and certain securities markets, and maintain diversity of the fund. The fund held purchased options contracts with market values ranging from $6.3 million to $93.7 million, as measured at each quarter end.
During the year ended July 31, 2019, the fund wrote option contracts to manage against anticipated changes in securities markets and gain exposure to certain securities markets. The fund held written option contracts with market values ranging from $2.4 million to $68.2 million, as measured at each quarter end.
52	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended July 31, 2019, the fund used interest rate swap contracts to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to treasuries markets. The fund held interest rate swaps with total USD notional amounts ranging from $1.0 billion to $11.1 billion, as measured at each quarter end.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended July 31, 2019, the fund used credit default swap contracts as a buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $12.8 million to $118.0 million, as measured at each quarter end.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter
ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	53

into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended July 31, 2019, the fund used credit default swap contracts as a seller to take a long position in the exposure of the benchmark credit. The fund held credit default swaps with total USD notional amounts ranging up to $313.3 million, as measured at each quarter end.
Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.
During the year ended July 31, 2019, the fund used inflation swaps to manage inflation duration of the fund, manage against changes in inflation, and maintain diversity of the fund. The fund held inflation swaps with total USD notional amounts ranging up to $204.5 million, as measured at each quarter end.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended July 31, 2019, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets, and to maintain diversity of the fund. The fund held total return swaps with total USD notional amounts ranging up to $116.9 million, as measured at each quarter. There were no open total return swaps as of July 31, 2019.
Variance swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price
54	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
During the year ended July 31, 2019, the fund used variance swaps to maintain diversity of the fund and manage against volatility and anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $2.7 million to $13.2 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2019 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	—	$(4,843,183)
Equity	Receivable/payable for futures variation margin	Futures [1]	$1,050,062	(1,284,110)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	12,023,240	(10,024,564)
Foreign currency	Unaffiliated investments, at value[2]	Purchased options	1,575,042	—
Equity	Unaffiliated investments, at value[2]	Purchased options	4,712,642	—
Equity	Written options, at value	Written options	—	(2,443,459)
Credit	Swap contracts, at value	Credit default swaps[3]	10,860,778	(1,018,123)
Equity	Swap contracts, at value	Variance swaps[3]	5,801,409	(8,359,298)
Interest rate	Swap contracts, at value	Interest rate swaps[3]	26,828,606	(17,818,476)
Interest rate	Swap contracts, at value	Inflation swaps[3]	147,334	(2,188,392)
			$62,999,113	$(47,979,605)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Purchased options are included in the Fund's investments.
[3]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and Swap contracts, at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund's exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$12,023,240	$(10,024,564)
Purchased options	1,809,569	—
Written options	—	(388,264)
Variance swaps	5,801,409	(8,359,298)
ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	55

OTC Financial Instruments	Asset	Liability
Total	$19,634,218	$(18,772,126)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Fund	Net Exposure
Barclays Bank PLC	($477,067)	—	$462,589	($14,478)
BNP Paribas	(1,713,670)	—	1,627,335	(86,335)
Citibank, N.A.	1,256,710	$1,090,000	—	166,710
Deutsche Bank AG	2,309,541	1,718,766	—	590,775
Goldman Sachs International	(1,070,216)	—	825,274	(244,942)
HSBC Bank PLC	213,425	—	78,917	292,342
JPMorgan Chase Bank, N.A.	(1,205,666)	—	735,228	(470,438)
Merrill Lynch International	794,336	—	—	794,336
Morgan Stanley & Co. International PLC	(315,083)	—	272,910	(42,173)
NatWest Markets PLC	(214,034)	—	214,034	—
RBC Dominion Securities, Inc.	51,525	—	—	51,525
Societe Generale	1,927,283	1,250,000	—	677,283
UBS AG	(694,992)	—	679,815	(15,177)
Total	$862,092	$4,058,766	$4,896,102	$1,699,428
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	—	$562,197	—	—	$32,214,460	$32,776,657
Foreign currency	$5,434,514	—	$90,184,721	$2,333,431	—	97,952,666
Credit	—	—	—	—	2,217,671	2,217,671
Equity	(15,423,250)	37,685,266	—	(59,087,438)	(25,530,813)	(62,356,235)
Total	$(9,988,736)	$38,247,463	$90,184,721	$(56,754,007)	$8,901,318	$70,590,759

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2019:
56	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	—	$(12,455,489)	—	—	$4,896,208	$(7,559,281)
Foreign currency	$(4,415,996)	—	$(28,284,274)	$(2,250,312)	—	(34,950,582)
Credit	—	—	—	—	3,501,798	3,501,798
Equity	15,173,850	15,021,296	—	7,155,891	2,973,187	40,324,224
Total	$10,757,854	$2,565,807	$(28,284,274)	$4,905,579	$11,371,193	$1,316,159

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.300% of the first $200 million of the fund’s average daily net assets; and (b) 1.250% of the next $300 million of the fund’s average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 1.200% of the first $3.0 billion of the fund’s average daily net assets; (b) 1.150% of the next $2.5 billion of the fund’s average daily net assets; (c) 1.120% of the next $1.5 billion of the fund’s average daily net assets; (d) 1.100% of the next $3.0 billion of the fund’s average daily net assets; and (e) 1.070% of the fund’s average daily net assets in excess of $10.0 billion. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. Effective January 1, 2019, Standard Life Investments (USA) Limited was replaced by Aberdeen Standard Investments Inc. as the fund's sub-subadvisor. The fund is not responsible for payment of the sub-subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	57

fund. During the year ended July 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$6,150
Class C	5,174
Class I	103,180
Class R2	82
Class	Expense reduction
Class R6	$20,570
Class NAV	21,737
Total	$156,893

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2019, were equivalent to a net annual effective rate of 1.19% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as indicated in the below table, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $14,165 for the year ended July 31, 2019. Of this amount, $2,299 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,841 was paid as sales commissions to broker-dealers and $25 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2019, CDSCs received by the Distributor amounted to $379 and $867 for Class A and Class C shares, respectively.
58	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$239,815	$89,826
Class C	673,041	75,834
Class I	—	1,709,599
Class R2	5,182	141
Class R6	—	34,922
Total	$918,038	$1,910,322
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2019 and 2018 were as follows:
	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	625,188	$6,274,834	3,221,196	$33,164,797
Repurchased	(7,014,344)	(70,656,381)	(10,782,153)	(110,919,648)
Net decrease	(6,389,156)	$(64,381,547)	(7,560,957)	$(77,754,851)
Class C shares
Sold	60,123	$597,810	294,718	$3,003,179
Repurchased	(4,113,011)	(40,562,259)	(7,028,211)	(71,340,546)
Net decrease	(4,052,888)	$(39,964,449)	(6,733,493)	$(68,337,367)
Class I shares
Sold	19,544,689	$197,475,809	52,684,709	$547,836,699
Repurchased	(205,587,752)	(2,086,260,407)	(152,436,892)	(1,578,042,859)
Net decrease	(186,043,063)	$(1,888,784,598)	(99,752,183)	$(1,030,206,160)
ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	59

	Year Ended 7-31-19		Year Ended 7-31-18
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	15,686	$158,107	19,791	$203,145
Repurchased	(77,295)	(781,172)	(112,283)	(1,154,045)
Net decrease	(61,609)	$(623,065)	(92,492)	$(950,900)
Class R6 shares
Sold	1,684,518	$17,501,312	13,103,168	$134,902,273
Repurchased	(41,036,851)	(416,128,560)	(26,517,261)	(274,041,157)
Net decrease	(39,352,333)	$(398,627,248)	(13,414,093)	$(139,138,884)
Class NAV shares
Sold	58,894	$607,546	704,761	$7,340,189
Repurchased	(59,948,659)	(604,241,928)	(28,183,844)	(289,846,858)
Net decrease	(59,889,765)	$(603,634,382)	(27,479,083)	$(282,506,669)
Total net decrease	(295,788,814)	$(2,996,015,289)	(155,032,301)	$(1,598,894,831)
Affiliates of the fund owned 100% of shares of Class NAV on July 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations , amounted to $499,741,312 and $2,412,573,419, respectively, for the year ended July 31, 2019. Purchases and sales of U.S. Treasury obligations aggregated $148,469,425 and $333,606,945, respectively, for the year ended July 31, 2019.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2019, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.
Note 9—New accounting pronouncement
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has performed an analysis and has determined that the ASU will not have a material impact to the fund.
Note 10—Subsequent Events
Effective on August 28, 2019, Nordea Investment Management North America, Inc. (NIMNAI) will replace Standard Life Investments (Corporate Funds) Limited (Standard Life) as subadvisor to the fund, and the fund’s name is changing to John Hancock Multi-Asset Absolute Return Fund.
60	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT

On August 22, 2019 the fund declared the following income distributions:
Class	Total amount	Per share amount
Class A	$7,249,302	$1.5559
Class C	7,396,250	1.4849
Class I	74,709,636	1.5873
Class	Total amount	Per share amount
Class R2	$106,878	$1.5488
Class R6	22,147,213	1.5975
Class NAV	4,683,945	1.5985

ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Absolute Return Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Global Absolute Return Strategies Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the five years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
62	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT

TAX INFORMATION

Unaudited
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	63

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (SLI or the Subadvisor) for John Hancock Global Absolute Return Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements

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and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

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(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance and the fund's investment strategy. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate, and noted potential actions management is considering taking with respect to the fund.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and that net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the

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amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

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(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including

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regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Initial Board Consideration of Nordea Investment Management North America, Inc. Subadvisory Agreement

At its in-person meeting held on June 23-26, 2019, the Board, including the Independent Trustees, approved the Nordea Investment Management North America, Inc. (NIMNAI) Subadvisory Agreement (the NIMNAI Subadvisory Agreement) between the Advisor and NIMNAI (the Subadvisor) with respect to the Fund.

In considering the NIMNAI Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the Fund and NIMNAI including comparative performance, fee and expense information of NIMNAI and SLI; performance information for relevant indices; and other pertinent information, such as comparative performance information for comparably managed accounts, as applicable; and other information provided by NIMNAI regarding the nature, extent and quality of services to be provided by NIMNAI under the NIMNAI Subadvisory Agreement. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by NIMNAI to the Fund. The Board also received an in-person presentation from NIMNAI regarding its firm and the proposed strategy for the Fund, during which the Board had the opportunity to ask questions of NIMNAI. The information received and considered by the Board was both written and oral.

Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed NIMNAI Subadvisory Agreement and discussed the approval of the Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the NIMNAI Subadvisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

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Approval of NIMNAI Subadvisory Agreement

In making its determination with respect to approval of the NIMNAI Subadvisory Agreement, the Board reviewed (i) information relating to NIMNAI's business; (ii) the historical performance of the Fund under the management of SLI, which included comparative performance information of the Fund and the Fund's previous benchmark index and the performance of a comparable composite managed by NIMNAI; (iii) the subadvisory fee for the Fund; and (iv) information relating to the nature and scope of any material relationships and their significance to the Fund's Advisor and the Subadvisor. The Board also considered that the subadvisory fee rates for the Fund under the NIMNAI Subadvisory Agreement: (i) are lower or equal to the rates under the SLI Subadvisory Agreement depending on the Fund's level of assets; (ii) are paid by the Advisor not the Fund; (iii) are a product of arms-length negotiation between the Advisor and NIMNAI; and (iv) are reasonable. In addition, approval of the NIMNAI Subadvisory Agreement will not result in any increase in the advisory fees for the Fund and an amendment to the Fund's advisory agreement will have the effect of reducing the Fund's the advisory fees at all asset levels.

Nature, extent, and quality of services. With respect to the services to be provided to the Fund by NIMNAI, the Board received information provided to the Board by NIMNAI, which included an in-person presentation from NIMNAI regarding its firm and proposed investment strategy for the Fund. The Board considered NIMNAI's current level of staffing and its overall resources. The Board reviewed NIMNAI's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of NIMNAI's investment and compliance personnel who will provide services to the Fund. The Board also considered, among other things, NIMNAI's compliance program and any disciplinary history. The Board also considered NIMNAI's risk assessment and monitoring processes. The Board reviewed NIMNAI's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and mitigating actions undertaken, as appropriate. The Board noted that the Advisor would conduct regular periodic reviews of NIMNAI and its operations in regard to the Fund, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's Chief Compliance Officer and his staff would conduct regular, periodic compliance reviews with NIMNAI and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of NIMNAI and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of NIMNAI.

The Board considered NIMNAI's investment process and philosophy. The Board took into account that NIMNAI's responsibilities will include the development and maintenance of an investment program for the Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to NIMNAI's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by NIMNAI and the profitability to NIMNAI of its relationship with the Fund, the Board noted that the fees under the NIMNAI Subadvisory Agreement are paid by the Advisor and not the Fund. The Board also noted that there will be no increase in the advisory fees paid by the Fund as a consequence of the execution of the NIMNAI Subadvisory Agreement and that a proposed amendment to the Fund's advisory agreement will have the effect of reducing the Fund's the advisory fees at all asset levels. The Board noted that the subadvisory fees under the NIMNAI Subadvisory Agreement would be lower than or equal to the fees under the SLI Subadvisory Agreement depending on the Fund's level of assets.

The Board also relied on the ability of the Advisor to negotiate the NIMNAI Subadvisory Agreement with NIMNAI, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to

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be provided and the profits to be realized by NIMNAI from its relationship with the Trust were not a material factor in the Board's consideration of the NIMNAI Subadvisory Agreement.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the NIMNAI Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that NIMNAI and its affiliates may receive from NIMNAI's relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to NIMNAI. The Board also considered that the subadvisory fee to be paid to NIMNAI for managing the Fund is lower or equal to the fee previously paid to SLI at all asset levels. The Board also took into account that the Fund's advisory fee was also being amended and would result in advisory fee rates that are lower than the current advisory fee rates. The Board also considered, as available, the Fund's subadvisory fees as compared to comparable investment companies.

Subadvisor performance. As noted above, the Board considered the Fund's performance as compared to the Fund's benchmark index under the management of SLI and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of NIMNAI. The Board also noted NIMNAI's long-term performance record for similar accounts.

The Board's decision to approve the NIMNAI Subadvisory Agreement was based on a number of determinations, such as information relating to NIMNAI's business, including the historical performance of the Fund under the management of SLI, which included comparative performance information of the Fund and a composite managed by NIMNAI; NIMNAI has extensive experience and demonstrated skills as a manager; and that the subadvisory fee rates for the Fund under the NIMNAI Subadvisory Agreement:

(1)	are lower than or equal to the rates under the SLI Subadvisory Agreement at all asset levels;
(2)	are reasonable in relation to the level and quality of services to be provided under the NIMNAI Subadvisory Agreement;
(3)	are paid by the Advisor not the Fund;
(4)	have breakpoints that are reflected as breakpoints in the advisory fees for the Fund in order to permit shareholders to benefit from economies of scale if the Fund grows; and
(5)	are a product of arms-length negotiation between the Advisor and NIMNAI. In addition, the Board considered that approval of the NIMNAI Subadvisory Agreement will not result in any increase in the advisory fees for the Fund and the advisory fees will be lower for the Fund at all asset levels.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	213
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	213
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	213
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	213
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	213
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	213
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[4] Born: 1947	2008	213
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	213
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	213
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	213
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2000-2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	213
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	213
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	213
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       75

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
4	Mr. Hoffman retired as Trustee effective August 31, 2019.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       76

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Theron S. Hoffman ¡ ‰
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Nordea Investment Management North America, Inc.#

Portfolio Manager

Dr. Asbjørn Trolle Hansen#
Dr. Claus Vorm#
Kurt Kongsted#

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
** Effective 9-13-18
# Effective 8-28-19. Prior to that date, Standard Life Investments (Corporate Funds) Limited served as Subadvisor and
Aymeric Forest as Portfolio Manager.
 ¡ ‰ Retired effective 8-31-19

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       77

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF916338	395A 7/19 9/19

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the fiscal year July 31, 2019 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:
	2019:	$377,756
	2018:	$453,077

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
	2019:	$2,880
	2018:	$3,780

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews. Additionally, amounts billed to control affiliates were $113,000 and $110,200 for the fiscal years ended July 31, 2019 and 2018, respectively.

(c)	TAX FEES:
	2019:	$19,365
	2018:	$26,250

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d)	ALL OTHER FEES:
	2019:	$420
	2018:	$1,638

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $901,334 for the fiscal year ended July 31, 2019 and $4,176,050 for the fiscal year ended July 31, 2018.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 20, 2019

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: September 20, 2019